UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07142

HIGHLAND FUNDS II

(formerly, Pyxis Funds II)

(Exact name of registrant as specified in charter)

200 Crescent Court

Suite 700

Dallas, Texas 75201

(Address of principal executive offices)(Zip code)

Highland Capital Management Fund Advisors, L.P.

200 Crescent Court

Suite 700

Dallas, Texas 75201

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (877) 665-1287

Date of fiscal year end: September 30

Date of reporting period: September 30, 2014

Item 1: Reports to Stockholders.

A copy of the Report to Shareholders transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) is attached herewith.

Highland Funds II

Highland Global Allocation Fund

Highland Dividend Equity Fund

Highland Premier Growth Equity Fund

Highland Small-Cap Equity Fund

Highland Total Return Fund

Highland Tax-Exempt Fund

Highland Fixed Income Fund

Annual Report

September 30, 2014

Highland Funds II

Highland Global Allocation Fund

Highland Dividend Equity Fund

Highland Premier Growth Equity Fund

Highland Small-Cap Equity Fund

Highland Total Return Fund

Highland Tax-Exempt Fund

Highland Fixed Income Fund

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

A prospectus must precede or accompany this report. Please read the prospectus carefully before you invest.

NOTES TO PERFORMANCE (unaudited)

September 30, 2014

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund fees and expenses. Total returns for Class A shares are shown for both with and without the imposition of the maximum applicable front-end sales charge, and the total returns for Class B and Class C shares are shown for both with and without the imposition of the maximum applicable contingent deferred sales charge (CDSC). Information on the maximum front-end sales charge and CDSC for each class of each Fund can be found in Note 1 of the Notes to Financial Statements in this report.

The performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Periods less than one year are not annualized. Please call toll-free 1-877-665-1287 or visit the Fund’s website at www.highlandfunds.com for the most recent month-end performance data.

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in a Fund is subject to risk, including possible loss of principal invested.

The FTSE All-World Index is a market-capitalisation weighted index representing the performance of the large and mid cap stocks from the FTSE Global Equity Index Series and covers 90-95% of the investable market capitalisation. The index covers Developed and Emerging markets and is suitable as the basis for investment products, such as funds, derivatives and exchange-traded funds.

The S&P® 500 Index is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap stock U.S. market performance. The S&P® North American Natural Resources Index represents U.S. traded securities that are classified under the GICS® energy and materials sector excluding the chemicals industry and the steel sub-industry. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those companies in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those companies in the Russell 1000® Index with lower price-to-book ratios and lower expected growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is a market capitalization-weighted index consisting of approximately 2,000 of the smallest U.S.-domiciled publicly traded common stocks that are included in the Russell 3000® Index. The MSCI World® Index is a market capitalization-weighted index of equity securities of companies domiciled in various countries. The index is designed to represent the performance of developed stock markets throughout the world and excludes certain market segments unavailable to U.S. based investors. The MSCI EAFE® Index is a market capitalization-weighted index of equity securities of companies domiciled in various countries. The index is designed to represent the performance of developed stock markets outside the U.S. and Canada and excludes certain market segments unavailable to U.S. based investors. The Barclays Capital High Yield Credit Bond Index is a total return performance benchmark for fixed income securities. The index covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+ or below.

The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The BofA Merrill Lynch U.S. Dollar LIBOR 3 Month Constant Maturity Index tracks the interest rate offered by a specific group of London banks for U.S. dollar deposits with a three-month maturity. The Barclays Capital 10-Year Municipal Bond Index is an unmanaged index composed of investment-grade, fixed rate securities with maturities of at least eight years and less than twelve years.

The 90 Day T-Bill is an unmanaged measure/index of the performance of U.S. Treasury bills currently available in the marketplace having a remaining maturity of 90 days.

The above indices/measures do not reflect the actual cost of investing in the instruments that comprise each index. Indexes are unmanaged and unlike a mutual fund, does not take into account fees, charges and taxes. It is not possible to invest in an index.

The peer universe of the underlying funds used for the peer group average annual total return calculation is based on a blend of Morningstar peer categories, as shown.

Morningstar is an independent mutual fund rating service. A Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

©2010 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee of future results.

Russell Investment Group owns the Russell Index data, including all applicable trademarks and copyrights, used in these materials. Any unauthorized use or redistribution of such Russell Index data is strictly prohibited. Russell Investment Group is not responsible for the configuration of this material or for any inaccuracy in presentation thereof.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice.

Annual Report	1

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2014	Highland Global Allocation Fund

Performance Overview

For the twelve-month period ended September 30, 2014, the Highland Global Allocation Fund (“the Fund”) returned 23.39% (Class Y Shares) leading the Morningstar World Allocation category during the period. Over the same period, the Morningstar World Allocation category returned 6.54%, the S&P 500 index returned 19.73%, the FTSE All World Index returned 11.9% and the US Barclays Aggregate Bond index returned 3.96%.

Manager’s Discussion

US equities began 2014 with a sharp drop in the S&P 500 in January of -3.5%, marking the largest monthly decline since May 2012. This poor performance was due in part to geopolitical concerns driven by Ukraine and shaky European and Chinese manufacturing numbers raising concern of global growth expectations. This led to a domestic equity market rotation to quality, out of small cap into larger cap, and out of secular growth names into more cyclical stocks. US GDP growth for the first quarter disappointed, which was largely attributed to severe winter weather, while key U.S. indicators improved growth for the second and third quarters. Global markets saw gains in the second quarter, despite geopolitical tensions in Ukraine and the conflict in the Middle East, which pushed commodity prices higher. Accommodative monetary policy from central banks continued to support global risk assets. This included the European Central Bank’s announcement to lower interest rates and the introduction of a negative deposit rate, which were aimed at improving growth and limiting deflation.

Rate volatility picked up during the period with the 10 year treasury beginning the period at 2.5% peaking at the beginning of 2014 at just over 3% before falling dramatically into the low 2% during the end of September early October risk off trade. This volatility did not surprise us as we have been position to assume little interest rate risk in favor of well underwritten credit risk. It is telling that the Barclays Aggregate bond index experienced 5 negative months compared to the S&P 500 index which had only 3 negative months. Much of this volatility was derived from geopolitical concerns coupled with uncertainty surrounding the end of quantitative easing policies in the United States and increased monetary easing in Europe and Asia, keeping a ceiling on the domestic environment.

During the period the strategy employed six macro thematic investment sleeves, four of the six were positive over the period with the exception of the event driven and technical opportunities themes. The best performing themes were deep value and convergence. Deep value leverages the philosophical view of the Highland platform as a distressed debt lender in identifying pricing discrepancies in securities relative to the intrinsic value of the business or the assets underlying the business. Two key contributors within the deep value theme included continued appreciation in the portfolio’s American Airline’s position and the performance of a meaningful position the portfolio took in Argentina sovereign debt. Both American and Argentina represent our philosophical view that there is often very attractive risk adjusted return potential in those areas of the capital markets that are less picked over, in this case American emerging from bankruptcy and Argentina entering into a high profile default. American Airlines continues to reflate in value after emerging from bankruptcy and consummating a merger during 2013. We initiated the Argentina position during the second quarter of 2014 at depressed levels in advance of the July 2014 default deadline. A century ago Argentina was the fourth wealthiest country in the world. Through mismanagement and poor economic policies the country has a cost of capital in the teens despite having a well educated population and a wealth of natural resources. We believe the Argentine government is appropriately motivated to reach a commercial resolution in advance of the countries presidential primary elections in 2015. Convergence identifies discrepancies in the values of securities that have historically been much closer than current levels. This theme also serves as a hedge, as an example certain commodity positions within this theme have historically exhibited low correlations with fixed income and equity securities. Significant winners within the convergence theme included Spirit realty, European Collateralized loan obligations and Softbank Corp. Spirit Realty is a publically traded real estate investment trust whose value converged to the valuation of the underlying properties over the period. The European CLO position is one that was initiated in early 2013 and continues to benefit from the continued healing of high quality European securitized debt market. SoftBank holds a 37% stake in Alibaba and benefited from the convergence of the Bank’s stock to the eventual value accreted to it by the Alibaba initial public offering.

From an industry perspective major contributors included Aerospace (American Airlines and Jetblue), Financials (Softbank and CLOs) and Healthcare (Avanir Pharmaceuticals and HCA). Domestic and international investments contributed equally during the period with equities outperforming fixed income while the sovereign debt and high yield bond positions lead fixed income investments.

During the period the portfolio initiated an investment in China based on the need of the Chinese government to engage in dramatic measures to attract risk assets to the country. This is needed to keep the economic machine on track and to develop a local infrastructure to service the growing middle class and consumer oriented society. After the period end the government

2	Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2014	Highland Global Allocation Fund

announced a plan to connect Hong Kong’s open stock market with the largely closed Shanghai exchange, further confirming our thesis.

We do believe that global geopolitical tensions and associated headlines will continue to weigh on investor sentiment. This combined with overlevered balance sheets of global monetary policy makers may make for increased volatility in global capital markets going forward. Many attribute the October pullback to the IMF cutting their global growth forecasts. One of the adjustments lost in that headline was that they increased their GDP growth forecast for the US by 0.5%. We believe that geopolitical tension leading to schizophrenic investor sentiment combined with sluggish growth will create a need for investors to be selective in how they allocated risk within their portfolio and that active management will really start to benefit investors.

Going forward we believe that correlations in the global markets will decline as regional monetary policy makers navigate the nuances of their local economies creating potential for macro inefficiencies and relative value investment opportunities between regions. Additionally, within markets we believe correlations among securities will subside as market participants become more comfortable with global monetary policies and “risk on or off” trades lose favor giving way to differentiated views on security selection driven by economic, sector and company fundamentals. This creates a favorable environment for the fund given its flexible mandate and the ability to nimbly invest across regions and asset classes. This flexibility combined with the portfolio manager’s aptitude for identifying and executing on macro themes married with the deep fundamental research of the broader Highland platform creates an attractive investment opportunity moving forward.

Annual Report	3

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2014	Highland Global Allocation Fund

Highland Global Allocation Fund - Class A

Growth of Hypothetical $10,000 Investment

Highland Global Allocation Fund	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A Shares, without sales charge	23.21%	13.24%	7.93%	9.05%	09/08/93
Class A Shares, with sales charge	16.14%	11.91%	7.29%	8.74%
Class C Shares, without sales charge	22.32%	12.36%	7.12%	4.69%	09/30/99
Class C Shares, with sales charge	21.32%	12.36%	7.12%	4.69%
Class R Shares	22.95%	13.06%	n/a	7.15%	01/29/08
Class Y Shares	23.39%	13.49%	8.31%	6.98%	01/05/98

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 5.75% on Class A Shares. The CDSC on Class C Shares is 1.00% within the first year for each purchase; there is no CDSC on Class C Shares thereafter. The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s share when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com. The gross expense ratio as reported in the Fund’s prospectus was as follows: Class A: 1.16%, Class C: 1.91%, Class R: 1.41% and Class Y: 0.91%.

See Notes to Performance on page 1 for more information.

Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, factors related to a specific issuer or industry and, with respect to bond prices, changing market perceptions of the risk of default and changes in government intervention. These factors may also lead to increased volatility and reduced liquidity in the bond markets. The Fund invests in value stocks which involve the risk of investing in securities that are undervalued and may not realize their full potential. The Fund also invests in growth stocks that may be more volatile because they are more sensitive to market conditions. The Fund may invest in foreign securities which may cause more volatility and less liquidity due to currency changes, political instability and accounting differences. The Fund’s investments in derivatives may involve more volatility and less liquidity because of the risk that an investment may not correlate to the performance of the underlying securities.

Mutual fund investing involves risk including the possible loss of principal.

4	Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2014	Highland Dividend Equity Fund

Performance Overview

For the twelve-month period ended September 30, 2014, the Highland Dividend Equity Fund returned 9.44% for Class A shares, 8.70% for Class C Shares and 9.86% for Class Y shares, net of fees. The Fund’s benchmark, the Russell 1000® Value Index returned 19.15%. The Fund’s Morningstar peer group of US Large Value funds returned an average of 16.35% over the same period.

Manager’s Discussion

The fund encountered numerous head winds during the twelve month period. Investors have preferred deep cyclical stocks that are closely aligned with the economy and avoided defensive sectors such as consumer staples. During the last quarter of the fiscal year, mid-cap and higher yielding stocks fell significantly out of favor as concerns over higher interest rates impacted both sectors of the market.

Performance was driven by the fund’s holdings in the financial and health care sectors. Several names from these two sectors rose by more than 20% during the twelve month period, including JP Morgan, Well Fargo, PNC Financial, Novartis, Abbott Labs, and Johnson & Johnson. The banks benefitted from a recovery in the housing market and fewer non-performing loans. Pharmaceutical stocks were driven by a stronger pipeline of new drugs and less concern over patent expirations.

The fund’s small and mid-cap exposure was a drag on performance. While only five holdings in the fund posted a negative return during the year, a 24% decline in Ennis and 17% decline in Tupperware played a significant role in the fund’s performance. Tupperware reported a disappointing third-quarter earnings announcement that was due to slower economic growth in Europe and Asia. Ennis suffered during the third quarter when an existing shareholder sold large positions in the stock. The stock price began to recover as the fund’s fiscal year came to a close.

In December 2013, the portfolio’s allocation to low revenue growth, higher yielding stocks (telecom and utility sectors) was reduced after the Federal Reserve announced the end of quantitative easing. In anticipation of faster economic growth, the fund’s weighting in technology and industrial stocks was increased.

The fund began to reduce its position in Ennis during the summer of 2014 and continued over several months. The weighting in Kellogg was reduced as sales of cereal in the US continue to decline. The proceeds from these two liquidations were reallocated to existing holdings and the addition of ConocoPhillips.

Robert Bugg
Portfolio Manager at Brookmont Capital Management

Annual Report	5

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2014	Highland Dividend Equity Fund

Highland Dividend Equity Fund - Class A

Growth of Hypothetical $10,000 Investment

Highland Dividend Equity Fund	One Year	Since Inception	Inception Date

Class A Shares, without sales charge	9.44%	17.16%	11/24/11
Class A Shares, with sales charge	3.14%	14.75%
Class C Shares, without sales charge	8.70%	14.29%	11/15/11
Class C Shares, with sales charge	7.70%	14.29%
Class Y Shares	9.86%	15.43%	11/14/11

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 5.75% on Class A Shares. The CDSC on Class C Shares is 1.00% within the first year for each purchase; there is no CDSC on Class C Shares thereafter. The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s share when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com. The gross expense ratio as reported in the Fund’s prospectus was as follows: Class A: 2.52%, Class C: 3.17%, Class R: 2.67% and Class Y: 2.17%.

See Notes to Performance on page 1 for more information.

The Fund is non-diversified, meaning that it may concentrate its assets in fewer individual holdings than a diversified fund. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. The Fund’s investments in derivatives may be subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. Exchange-traded funds (ETFs) that the Fund may invest in are subject to market, economic and business risks that may cause their prices to fluctuate. Shareholders will pay higher expenses than would be the case if making direct investments in the underlying ETFs.

The Fund’s investments in high yield securities or unrated securities (commonly known as junk bonds) are more likely to default than high rated securities. Investments in securities of non-U.S. issuers, particularly securities of emerging market issuers, involve certain risks not involved in domestic investments (for example, expropriation or political or economic instability). Small and mid-cap securities involve certain risks such as higher volatility, lower trading volume, fewer business lines and lack of public information. The Fund invests in dividend-paying companies and there is no guarantee that a company will increase or continue to pay dividends.

Mutual fund investing involves risk including the possible loss of principal.

6	Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2014	Highland Premier Growth Equity Fund

Performance Overview

For the twelve-month period ended September 30, 2014, the Highland Premier Growth Equity Fund returned 19.08% for Class A shares, 18.21% for Class C shares, 18.80% for class R shares and 19.40% for Class Y shares, net of fees. The Fund’s benchmarks, the S&P 500® Index and the Russell 1000 Growth Index returned 19.73% and 19.15%, respectively, and the Fund’s Morningstar peer group of 1,749 US Large Growth funds returned an average of 16.24% over the same period.

Manager’s Discussion

The U.S. stock rally in the last twelve months was underpinned by improving economic fundamentals — including employment, manufacturing and housing — which improved consumer confidence. Massive monetary stimulus, in the form of Federal Reserve open-market bond buying (“QE3”), has contributed to the equity market strength. Despite intermittent risk aversion, more economically-sensitive market sectors have outperformed the market and within the Index, including consumer discretionary (+31%), financials (+30%), industrials (+28%) and health care (+29% driven mostly by strong gains in innovative biotechnology companies).

As the economy strengthened, investors began to debate the Federal Reserve’s timeline for removing its stimulus, and “taper” speculation added volatility. Interest rates rose, creating concern that rising bond yields could cut demand for equity income in the higher-yielding sectors. In this environment, defensive sectors lagged the market, including telecommunications (-1%) and utilities (+7%). Somewhat surprisingly in a strong up-market, the cyclical information technology sector (+7%) also lagged. Investors questioned the growth rates of many established technology companies as enterprise spending remained constrained, smart-phone and tablet growth slowed and the PC-market declined. During the year, the value indices generally outperformed the growth indices, in part due to the technology sector drag.

Stock selection strength was broad-based, with nine out of ten sectors contributing positive alpha from security selection. Selections within the consumer discretionary, industrials, energy and financials sectors contributed most to the Fund’s performance. Some of the Fund’s most economically sensitive holdings performed the best as U.S. economic data improved. For example, recovery in the housing market meant stronger business for the Fund’s home retailer holding and to a leading manufacturer of commercial and residential building equipment. A leading global gaming company rallied due to increased activity in Macau and the possibility for new gaming markets (e.g., Japan for the 2020 Olympics). As consumer confidence lifted, so did the Fund’s media holdings, including both the distribution and content sides of cable. Within energy, a mid-sized exploration and production company with fast growth and a dominant global oilfield services leader outperformed. Rising stocks and improving capital markets activity led to outperformance among the Fund’s capital markets holdings.

In an otherwise positive year for stock selection, the Fund’s technology holdings weighed on returns. A leading global payment processor changed its pricing strategy, dampening its earnings power and challenging stock-price performance. Other technology companies lagged on concerns about growth in the smart phone and tablet markets, and in a constrained environment for corporate software expenditures. Healthy gains from the Fund’s biotechnology holdings were offset by lagging performances among its pharmacy benefits managers and dental equipment manufacturers — further proof of the relative strength of higher beta stocks. Finally, the effect of holding a small cash position hampered returns amid strong gains in the U.S. equity markets this year.

Changes to the Fund were modest during the 12-month period. We ended the year with 36 stocks in the Fund, flat with the start of the year. At September 30, 2014, technology remained the largest sector in the Fund, however, the Fund modestly reduced its sector overweight versus the S&P 500 Index, taking profits in relative outperformers and eliminating positions where our level of conviction declined. We believe technology has several things going for it: financial strength (large cash balances and free cash flow generation), global diversification (over 50% of the technology sector revenue is outside the U.S.), product cycle growth (e.g. wireless data), and many attractive valuations. The Fund maintained underweight positioning in the slower-growing utilities, telecommunications and consumer staples sectors at the end of the 12-month period. We continue to focus on what we believe are financially strong companies with great management teams at attractive valuations. We favor companies with innovative products and services rather than business models tied to GDP growth. In a slow growth world, we believe the Fund’s collection of above-average growers will do well over the long term.

David B. Carlson
Chief Investment Officer — U.S. Equities at GEAM

Annual Report	7

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2014	Highland Premier Growth Equity Fund

Highland Premier Growth Equity Fund - Class A

Growth of Hypothetical $10,000 Investment

Highland Premier Growth Equity Fund	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A Shares, without sales charge	19.08%	15.23%	8.10%	8.47%	12/31/96
Class A Shares, with sales charge	12.25%	13.86%	7.46%	8.11%
Class C Shares, without sales charge	18.21%	14.36%	7.29%	4.63%	09/30/99
Class C Shares, with sales charge	17.21%	14.36%	7.29%	4.63%
Class R Shares	18.80%	14.93%	n/a	9.29%	01/29/08
Class Y Shares	19.40%	15.51%	8.37%	8.75%	12/31/96

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 5.75% on Class A Shares. The CDSC on Class C Shares is 1.00% within the first year for each purchase; there is no CDSC on Class C Shares thereafter. The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s share when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com. The gross expense ratio as reported in the Fund’s prospectus was as follows: Class A: 1.27%, Class C: 2.02%, Class R: 1.52% and Class Y: 1.02%.

See Notes to Performance on page 1 for more information.

Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. The Fund invests in growth stocks that may be more volatile because they are more sensitive to market conditions. The Fund invests in mid-cap companies which may entail greater risks and less liquidity due to narrower product lines and limited resources than larger companies. The Fund may concentrate its investments in a limited number of issuers each of which will have a greater impact on the Fund’s value. The Fund may invest in foreign securities which may cause more volatility and less liquidity due to currency changes, political instability and accounting differences. The Fund’s investments in derivatives may involve more volatility and less liquidity because of the risk that an investment may not correlate to the performance of the underlying securities.

Mutual fund investing involves risk including the possible loss of principal.

8	Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2014	Highland Small-Cap Equity Fund

Performance Overview

For the twelve-month period ended September 30, 2014, the Highland Small Cap Equity Fund returned 6.93% for Class A shares, 6.23% for Class C shares, 6.79% for Class R shares and 7.24% for Class Y shares. We outperformed the Russell 2000® Index, the Fund’s benchmark, which returned 3.93% and performed in-line with the Fund’s Morningstar peer group, the Small Blend Peer Group, which returned an average of 5.66% for the same period.

Relative to its Morningstar peer group, based on the last 1-year annualized performance, the Fund’s return is above the average of its peers. Please refer to the table below.

Universe Size	86 funds	Expense Ratio	1-Year Annualized Performance
Maximum Fee	$1,800 million	1.75%	15.44%
Mean Fee	$645.70 million	0.85%	6.18%
Median Fee	$532.20 million	0.90%	5.65%
Minimum Fee	$39.10 million	0.05%	1.45%

Manager’s Discussion

From a factor perspective, Quality Factors have been among the best performers for the year ending September 30, 2014. The portfolio was rewarded for maintaining its higher quality exposure relative to its benchmark. In addition, higher Beta stocks and lower Market Cap stocks were laggards for the period and the portfolio benefited from its significant lower Beta exposure and significant higher Market Cap exposure.

From a sector perspective, on a relative basis, the Fund was well served by an overweight and superior stock selection in the Industrials sector. Notably, an exposure to the Road and Rail and Construction and Engineering industries, led by positions in Old Dominion Freight Line (+53.7%) and Quanta Services (+32.0%) bolstered results. Our position in the strongly performing Civeo Corp. (+170.1%) further increased overall results. We also outperformed in the Financials sector, driven by our exposure to Raymond James Financial (+30.0%) and SVB Financial Group (+29.2%), both of which posted strong returns. Within Consumer Discretionary, the portfolio benefited from positions in Jarden Corporation (+24.2%) and Deckers Outdoor (+48.4), further exemplifying the portfolio’s strong stock selection. In the Information Technology sector, the portfolio benefited from positions in the strongly performing MICROS Systems (+52.6%), PTC Inc. (+29.9%), and Zebra Technologies (+55.6%). Elsewhere, within the Telecommunication Services sector, the portfolio was well served by its exposure to West Corporation (+37.8%). Only partially offsetting these positive results, the portfolio was held back by shortfalls in the Health Care sector. Detracting from results in Health Care, Thoratec Corporation (-35.1%), Endologix, Inc. (-30.1%), and Hanger, Inc. (-35.0%) posted weak returns.

Marc H. Shapiro	Dennison T. Veru
Senior Portfolio Manager at Palisade	Executive Vice President and Chief Investment Officer at Palisade

Annual Report	9

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2014	Highland Small-Cap Equity Fund

Highland Small-Cap Equity Fund - Class A

Growth of Hypothetical $10,000 Investment

Highland Small-Cap Equity Fund	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A Shares, without sales charge	6.93%	15.25%	8.33%	9.97%	09/30/98
Class A Shares, with sales charge	0.79%	13.89%	7.69%	9.56%
Class C Shares, without sales charge	6.23%	14.40%	7.52%	8.38%	09/30/99
Class C Shares, with sales charge	5.25%	14.40%	7.52%	8.38%
Class R Shares	6.79%	15.10%	n/a	8.05%	01/29/08
Class Y Shares	7.24%	15.54%	8.62%	10.25%	09/30/98

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 5.75% on Class A Shares. The CDSC on Class C Shares is 1.00% within the first year for each purchase; there is no CDSC on Class C Shares thereafter. The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s share when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com. The gross expense ratio as reported in the Fund’s prospectus was as follows: Class A: 1.91%, Class C: 2.66%, Class R: 2.16% and Class Y: 1.66%.

See Notes to Performance on page 1 for more information.

Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. The Fund invests in small-capitalization companies which may entail greater risks and less liquidity due to limited product lines and fewer resources than larger companies. The Fund also invests in growth stocks that may be more volatile because they are more sensitive to market conditions. The Fund also invests in value stocks which involve the risk of investing in securities that are undervalued and may not realize their full potential. The Fund may invest in foreign securities which may cause more volatility and less liquidity due to currency changes, political instability and accounting differences. The Fund’s investments in derivatives may involve more volatility and less liquidity because of the risk that an investment may not correlate to the performance of the underlying securities.

Mutual fund investing involves risk including the possible loss of principal.

10	Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2014	Highland Total Return Fund

Performance Overview

For the twelve-month period ended September 30, 2014, the Highland Total Return Fund returned 7.92% for Class A shares, 7.10% for class C shares, 7.65% for class R shares and 8.15% for Class Y shares, net of fees. The Fund’s broad based benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index returned 19.73% and 3.96%, respectively. The Fund’s Morningstar peer group of 853 U.S. moderate allocation funds returned an average of 9.80% over the same period

Manager’s Discussion

Returns in global equity markets generally cooled off toward the end of this period, following solid gains across the board in early 2014. At the same time, global bond yields continued to move lower, with sharp declines in interest rates in Europe, courtesy of more aggressive policy action announced by the European Central Bank (ECB). For the year as a whole, so far, equity markets have been a bit more subdued than was expected, with the exception of the U.S. It remains the case that interest rates have moved far lower than most had forecast. Despite the approach of the end of the Fed’s quantitative easing program and rising expectations for 2015 rate hikes, U.S. 10-year treasury yields are near their lowest level since last summer.

Growth in the U.S. remains subdued but clearly picked up during this period. Meanwhile, a range of other growth indicators continue to point to moderate, but sustained, growth. Conditions in Europe remained challenging, with growth and inflation both below the desired levels, which has prompted more action by the ECB. Meanwhile, China continues to show signs of a gradual deceleration in growth. All told, conditions in the global economy appear to remain in a slow recovery. At the same time, geopolitical hot spots around the world remain sources of risk.

Given that returns have continued to outstrip earnings growth, price-to-earnings multiples remain at their highs since the financial crisis. Strong balance sheets, accommodative policy, and expectations for continued economic recovery — factors that we have consistently highlighted in recent quarters — have continued to underpin valuations and returns. In the U.S., earnings growth has also remained a solid contributor to returns and has been supported by strong cost discipline, high margins, and continued buyback activity. In Europe, growth remains more sluggish where margins are lower than those in the U.S. However, economic conditions probably need to improve to see material acceleration in earnings in our view.

Some of the biggest market moves recently were again in government bond markets, particularly in Europe. While U.S. rates declined modestly (with larger moves at the long end of the yield curve), European yields fell sharply. The ECB announced another rate cut, which moved the deposit rate further into negative territory and it also announced a plan to buy asset-backed securities. While this is still far removed from U.S.-style quantitative easing, these actions signaled a desire to keep policy extremely loose and a willingness to continue to stimulate activity. While credit growth remains weak, we believe growth and inflation are apt to remain under pressure. However, these central bank actions are clearly more proactive than in the past. Moreover, lower rates in Europe have likely played some role in keeping U.S. treasury yields suppressed.

Outside of government bond markets, credit markets in the U.S. were somewhat weaker in the latter part of this period. In particular, high yield bond spreads have widened to the widest levels in a year. Given the resilience of equity markets, it is difficult to suggest that this is being driven by weaker growth expectations. Instead, as quantitative easing is coming to an end and rate hikes are being signaled, it seems that high volatility in bond markets generally has caused some pressure in these areas that have performed well in recent years and where there are lingering concerns about liquidity and increases in leverage.

In the aggregate, global growth trends, with the possible exception of Europe, have not changed much recently. The middle part of the period was clearly disappointing, but most data suggest that the recovery in the U.S. and, mostly, elsewhere is intact. This is not to say that growth trends are robust. Indeed, in most regions, growth has come in below expectations for a variety of reasons. Even at 2.5-3% growth, the U.S. looks to be in one of the healthier positions around the world. Europe continues to face headwinds via currency strength, Ukraine/Russia risks, and continued pressures in the periphery. The consumption tax hike in Japan alongside higher energy costs have weighed on growth. And, China continues to show signs of slowing amid fundamental rebalancing in the economy.

All told, these broadly modest growth trends continue to pose challenges to central bankers. The Fed has nearly completed its quantitative easing program and has clearly begun to lay the groundwork with markets to raise interest rates in the future. Fed forecasts for likely interest rate trends have moved up in recent quarters and discussion from within the Fed has moved away from the one-sided, highly accommodative positioning that has been in place for several years. On the other hand, President of the ECB, Mario Draghi, has worked to continue to ease conditions in Europe given weak growth as well as continued declines in inflation (now below 1%). Lower rates and purchases of asset-backed securities have been the first steps, while investors have increased expectations for Fed-style quantitative easing. Whether the ECB will actually undertake this final step is still unclear,

Annual Report	11

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2014	Highland Total Return Fund

as much work still needs to be done. However, the ECB is certainly trying to be more proactive in taking policy action than had been the case in the past.

Conditions remain challenging for markets in our view. Valuations across asset classes — equities, rates, and credit — are not cheap. We believe growth remains weaker than had been forecast and hoped for, posing challenges for strong economic recovery and for earnings growth. Moreover, the tepid pace of activity continues to keep central bank activity on the front of the radar screen. Across markets, volatility has ticked higher in recent weeks. Given the cross-current of growth, geopolitical, and interest rate uncertainty, we believe this trend is apt to remain in place.

The Fund’s performance was primarily driven by its asset allocation and underlying security selection. A lower allocation to U.S. Equity and a higher allocation to international equity negatively impacted the Fund’s relative performance as U.S. equity outperformed international equity during the period. A lower allocation to fixed income contributed to positive performance as fixed income underperformed equity during the period. A higher allocation to cash detracted from performance. The S&P 500 Index outperformed the Barclays U.S. Aggregate Bond Index over the twelve-month period. Security selection in fixed income positively impacted performance and security selection in U.S. equity and international equity detracted from performance.

During the twelve-month period the Fund’s exposure to equity and fixed income decreased and exposure to cash increased. Net exposure at the end of this period was 64.0% equity, 30.3% fixed income, and 5.7% cash. Allocations within the Fund were periodically rebalanced to stay within guidelines.

Earlier this year, within equity, we reduced growth, value, equity yield, and mid-cap and placed the proceeds into cash to rebalance the Fund and keep the overall allocation to equity relative to fixed income and cash fairly constant. As the year progressed, we reduced fixed income and increased cash. We also decreased growth equity and equity yield and increased international equity to rebalance the Fund and keep equity allocations close to their strategic targets. We continued to reduce fixed income and growth equity and increased cash. Also, value equity was reduced and fixed income was increased. Toward the end of the period, within U.S. equity, the allocations to growth, value, and equity yield were consolidated into a MultiStyle large-cap blend strategy.

Our preference for equities over bonds has been driven by an expectation for bond yields to rise in the short to medium-term, equity valuations that are in line with long-term averages, and our view that the economic recovery will be sustained. Nevertheless, we believe short-term setbacks in the equity markets are likely to continue to occur. We, therefore, favor being disciplined in rebalancing the Fund, rather than simply letting the Fund’s allocation to equities increase significantly. Returns in both bond and equity markets may be more modest and range-bound going forward. We continue to believe it prudent to maintain a diversified portfolio and remain vigilant in the search for attractive investment opportunities. By tactically allocating between U.S. equities, international equities, and fixed income, we believe the Fund will continue to seek to produce attractive returns while maintaining a prudent level of risk.

David Wiederecht	Jeffrey Palma
President and Chief Investment Officer — Investment Strategies at GEAM	Senior Vice President — Tactical Asset Allocation at GEAM

12	Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2014	Highland Total Return Fund

Highland Total Return Fund - Class A

Growth of Hypothetical $10,000 Investment

Highland Total Return Fund	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A Shares, without sales charge	7.92%	7.60%	5.24%	7.14%	02/22/93
Class A Shares, with sales charge	1.71%	6.34%	4.62%	6.84%
Class C Shares, without sales charge	7.10%	6.80%	4.45%	3.99%	09/30/99
Class C Shares, with sales charge	6.10%	6.80%	4.45%	3.99%
Class R Shares	7.65%	7.36%	n/a	3.12%	01/29/08
Class Y Shares	8.15%	7.86%	5.56%	7.33%	11/29/93

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 5.75% on Class A Shares. The CDSC on Class C Shares is 1.00% within the first year for each purchase; there is no CDSC on Class C Shares thereafter. The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s share when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com. The gross expense ratio as reported in the Fund’s prospectus was as follows: Class A: 1.36%, Class C: 2.11%, Class R: 1.61% and Class Y: 1.11%.

See Notes to Performance on page 1 for more information.

Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, factors related to a specific issuer or industry and, with respect to bond prices, changing market perceptions of the risk of default and changes in government intervention. These factors may also lead to increased volatility and reduced liquidity in the bond markets. The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit risk, interest rate and prepayment risk. As interest rates rise, the value of bonds will decline and an investor can lose principal. The Fund may invest in foreign securities which may cause more volatility and less liquidity due to currency changes, political instability and accounting differences. The Fund may also invest in small and mid-cap companies, derivatives and high yield debt (also known as junk bonds) which involves significant risks and losses may occur.

Mutual fund investing involves risk including the possible loss of principal.

Annual Report	13

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2014	Highland Tax-Exempt Fund

Performance Overview

For the twelve month period ended September 30, 2014 the Highland Tax-Exempt Fund returned 6.67% for Class A shares, 5.88% for Class C Shares and 6.97% for Class Y shares, net of fees compared to its benchmark, the Barclay Capital 10 Year Municipal Bond Index which returned 7.93%. The Fund’s Morningstar peer group, comprised of 283 intermediate term municipal bond funds, had an average return over the same period of 5.84%.

Manager’s Discussion

The tax exempt fixed income markets started the fourth quarter of 2013 with uncommonly high and attractive yields. The preceding four months had experienced a severe sell off in the municipal bond market. Selling was fueled by the concern over rising interest rates and headlines of a bankruptcy in Detroit and declining credit quality in Puerto Rico. Investors sold their tax exempt mutual fund holdings and their individual municipal securities which resulted in a market with ample supply and little demand. The yield on 30 year AAA General Obligation (GO) bonds was 115% (4.24% vs. 3.69%) of the U.S. Treasury long bond, while the yield on 10 year AAA General Obligation bonds was 109% (2.84% vs. 2.61%) of the 10 year Treasury note.

Such attractive levels enticed “crossover” buyers such as insurance companies and taxable bond fund managers. During the fourth quarter, the tax exempt markets continued to offer attractive yields. In December, there was continued selling as investors rebalanced their portfolios and offset their capital gains with tax loss selling. By December 31, 2013, the AAA ratio to U.S. Treasuries had fallen to 110% for the long bond and 97% for the 10 year Treasury note.

During the 2013 market selloff, the fund took advantage of the steep yield curve opportunities and positioned the portfolio with 20% of the assets invested in maturities from 15 — 20 years. The yield curve positioning of the fund served the portfolio well during the following 9 months in 2014. The fund was positioned at the beginning of the year with duration longer than the duration of its benchmark, the Barclays Capital 10 year municipal bond index (7.35 years vs. 6.58 years). Throughout 2014, interest rates steadily declined. By September 30, 2014 the yield on 30 year AAA General Obligation (GO) bonds was 101% (3.24% vs. 3.20%) of the U.S. Treasury long bond, while the yield on 10 year AAA General Obligation bonds was 90% (2.23% vs. 2.49%) of the 10 year Treasury note. The fund ended September 2014 short the duration of the benchmark at 4.92 years vs. 5.7 years.

Credit quality in the portfolio is very high and this detracted from the performance of the fund as lower quality bonds outperformed. In 2013, lower quality bonds sold off more aggressively than higher quality bonds. During the market selloff the fund transitioned out of lower quality bonds to higher quality bonds. As a result, in the 2014 rally, as investors sought yield, BBB credit bonds outperformed the AA/AAA bonds.

John Hokopian	Susan K. Riechel
President, First Foundation Advisors	Managing Director, First Foundation Advisors

14	Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2014	Highland Tax-Exempt Fund

Highland Tax-Exempt Fund - Class A

Growth of Hypothetical $10,000 Investment

Highland Tax-Exempt Fund	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A Shares, without sales charge	6.67%	3.41%	3.43%	4.27%	09/08/93
Class A Shares, with sales charge	2.11%	2.52%	2.98%	4.05%
Class C Shares, without sales charge	5.88%	2.64%	2.65%	3.46%	09/30/99
Class C Shares, with sales charge	4.88%	2.64%	2.65%	3.46%
Class Y Shares	6.97%	3.66%	3.66%	4.54%	09/26/97

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 4.25% on Class A Shares. The CDSC on Class C Shares is 1.00% within the first year for each purchase; there is no CDSC on Class C Shares thereafter. The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s share when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com. The gross expense ratio as reported in the Fund’s prospectus was as follows: Class A: 1.12%, Class C: 1.87% and Class Y: 0.87%.

A portion of the Tax-Exempt Fund’s income may be subject to state, federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

See Notes to Performance on page 1 for more information.

The value of bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit risk, interest rate and prepayment risk. As interest rates rise, the value of bonds will decline and an investor can lose principal. The Fund invests in municipal securities which may be affected by adverse legislative or political changes of the municipality. The Fund’s income may be subject to certain state and local taxes and depending on an investor’s status, to the federal alternative minimum tax (AMT).

Mutual fund investing involves risk including the possible loss of principal.

Annual Report	15

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2014	Highland Fixed Income Fund

Performance Overview

For the twelve-month period ended September 30, 2014, the Highland Fixed Income Fund returned 3.47% for Class A shares, 2.62% for class C shares, 3.31% for class R shares and 3.73% for Class Y shares, net of fees. The Fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index returned 3.96%, and the Fund’s Morningstar peer group of 1,223 U.S. Intermediate-Term Bond funds returned an average of 4.34% over the same period.

Manager’s Discussion

The past twelve months have been a “tale of two bond markets.” In October 2013 the focus on the bond market was rising interest rates in anticipation of the Federal Reserve tapering of its purchases of U.S. Treasury securities and Agency mortgage-backed securities, known as QE3. During the fourth quarter of 2013, rates did continue to rise with the ten year Treasury note peaking at 3.04% on December 31, 2013; while the 30 year Treasury bond closed the year at 3.97%. It was a terrible year for the bond market. The higher the credit quality of the bond, the poorer the performance; hence Treasury bonds were the worst performer, while high yield and distressed credits performed well.

As 2014 began, most market participants anticipated a continued rise in interest rates as the Federal Reserve began to taper or reduce its asset purchase by $10 billion a month which commenced in January 2014. The bond market was surprised by a severe winter in the United States, resulting in a sharp decline in consumer spending, and a drop of 1% in the Gross Domestic Product (GDP). Furthermore, concerns about slowing economic growth in China, and rising geopolitical tensions between Russia and the Ukraine, brought investors back to the U. S. Treasury markets. In Europe an economic slowdown drew investors to the U.S. Treasury market as yields were significantly higher than yields on similar sovereign debt in the Eurozone. The first nine months of 2014 produced an unexpected drop in interest rates.

During the third quarter, the fund transitioned its focus. Smaller holdings were liquidated with a goal to own larger positions across all sectors of the taxable fixed income markets. Additionally, some securities with maturities over 30 years were sold. Duration in the fund was shortened during the third quarter, ending the quarter with duration at 85% of the benchmark, Barclays Aggregate Index.

Additions to the fund during the third quarter included preferred stocks, real estate investment trusts, floating rate securities and some closed end funds. These additions to the portfolio are intended to improve yield and protect the fund in a rising interest rate environment.

John Hokopian	Susan K. Riechel
President, First Foundation Advisors	Managing Director, First Foundation Advisors

16	Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2014	Highland Fixed Income Fund

Highland Fixed Income Fund - Class A

Growth of Hypothetical $10,000 Investment

Highland Fixed Income Fund	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A Shares, without sales charge	3.47%	4.40%	3.90%	5.02%	02/22/93
Class A Shares, with sales charge	-0.93%	3.50%	3.45%	4.81%
Class C Shares, without sales charge	2.62%	3.63%	3.13%	4.01%	09/30/99
Class C Shares, with sales charge	1.70%	3.63%	3.13%	4.01%
Class R Shares	3.31%	4.17%	n/a	3.47%	01/29/08
Class Y Shares	3.73%	4.66%	4.16%	5.23%	11/29/93

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 4.25% on Class A Shares. The CDSC on Class C Shares is 1.00% within the first year for each purchase; there is no CDSC on Class C Shares thereafter. The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s share when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com. The gross expense ratio as reported in the Fund’s prospectus was as follows: Class A: 1.05%, Class C: 1.80%, Class R: 1.30% and Class Y: 0.80%.

See Notes to Performance on page 1 for more information.

The value of bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit risk, interest rate and prepayment risk. As interest rates rise, the value of bonds will decline and an investor can lose principal. The fund may invest in derivatives, high yield debt (also known as junk bonds) and mortgage backed securities which involve significant risks and losses may occur. The Fund may also invest in foreign and emerging market securities which include risks relating to social and political stability, market illiquidity and currency volatility.

Mutual fund investing involves risk including the possible loss of principal.

Annual Report	17

FUND PROFILE (unaudited)

Highland Global Allocation Fund

Objective

Highland Global Allocation Fund seeks to provide long-term growth of capital and future income. (Future income means the ability to pay dividends in the future.)

Net Assets as of September 30, 2014

$883.6 million

Portfolio Data as of September 30, 2014

The information below provides a snapshot of Highland Global Allocation Fund at the end of the reporting period. Highland Global Allocation Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Asset Classifications as of 09/30/2014 (%)(1)
U.S. Equity	28.5
Non-U.S. Government Bonds	24.8
Non-U.S. Equity	17.9
Non-U.S. Exchange-Traded Funds	9.0
Non-U.S. Asset-Backed Securities	5.8
U.S. Senior Loans	3.8
U.S. Exchange-Traded Funds	2.9
Non-U.S. Senior Loans	2.3
U.S. Corporate Bonds & Notes	2.0
Non-U.S. Corporate Bonds & Notes	1.8
U.S. Registered Investment Companies	1.3
U.S. Purchased Call Options	1.1
Non-U.S. Investment Companies	0.5
Other Investments and Assets & Liabilities(2)	(1.7)

Top 10 Holdings as of 09/30/2014 (%)(1)(3)
Argentine Republic Government International Bond 8.28%, 12/31/33 (Non-U.S. Government Bonds)	14.5
Argentine Republic Government International Bond 7.82%, 12/31/33 (Non-U.S. Government Bonds)	4.0
American Airlines Group, Inc. (U.S. Equity)	3.1
K12, Inc. (U.S. Equity)	3.1
Argentine Republic Government International Bond 8.28%, 12/31/33 (Non-U.S. Government Bonds)	2.9
Argentine Republic Government International Bond 2.50%, 12/31/38 (Non-U.S. Government Bonds)	2.8
NRG Energy, Inc. (U.S. Equity)	2.2
Softbank Corp. (Non-U.S. Equity)	2.0
Lululemon Athletica, Inc. (Non-U.S. Equity)	2.0
JetBlue Airways Corp. (U.S. Equity)	1.7

(1)	Asset classifications and holdings are calculated as a percentage of total net assets.

(2)	Includes the Fund’s investments of cash collateral received in connection with securities lending in the amount of $139,234,751.

(3)	Excludes the Fund’s investment in an investment company purchased with cash collateral from securities lending.

18	Annual Report

FUND PROFILE (unaudited)

Highland Dividend Equity Fund

Objective

Highland Dividend Equity Fund seeks to provide above average dividend yields with the potential for long-term capital appreciation.

Net Assets as of September 30, 2014

$24.1 million

Portfolio Data as of September 30, 2014

The information below provides a snapshot of Highland Dividend Equity Fund at the end of the reporting period. Highland Dividend Equity Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Industry Classifications as of 09/30/2014 (%)(1)
Banks	12.0
Pharmaceuticals, Biotechnology & Life Sciences	10.7
Energy	9.5
Food, Beverage & Tobacco	8.9
Materials	8.5
Capital Goods	6.5
Utilities	5.2
Software & Services	4.2
Semiconductors & Semiconductor Equipment	3.9
Other Investments and Assets & Liabilities(2)	30.6

Top 10 Holdings as of 09/30/2014 (%)(1)(3)
Novartis AG, (Common Stocks)	4.2
Paychex, Inc. (Common Stocks)	4.2
Johnson & Johnson (Common Stocks)	4.1
JPMorgan Chase & Co. (Common Stocks)	4.1
Microchip Technology, Inc. (Common Stocks)	3.9
General Electric Co. (Common Stocks)	3.9
United Parcel Service, Inc. (Common Stocks)	3.9
McDonald’s Corp. (Common Stocks)	3.9
Packaging Corp. of America (Common Stocks)	3.7
Chevron Corp. (Common Stocks)	3.6

(1)	Industries and holdings are calculated as a percentage of total net assets.

(2)	Includes the Fund’s investments of cash collateral received in connection with securities lending in the amount of $4,776,661.

(3)	Excludes the Fund’s investment in an investment company purchased with cash collateral from securities lending.

Annual Report	19

FUND PROFILE (unaudited)

Highland Premier Growth Equity Fund

Objective

Highland Premier Growth Equity Fund seeks long-term growth of capital and future income rather than current income.

Net Assets as of September 30, 2014

$214.7 million

Portfolio Data as of September 30, 2014

The information below provides a snapshot of Highland Premier Growth Equity Fund at the end of the reporting period. Highland Premier Growth Equity Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Industry Classifications as of 09/30/2014 (%)(1)
Software & Services	17.0
Pharmaceuticals, Biotechnology & Life Sciences	12.0
Technology Hardware & Equipment	11.4
Diversified Financials	11.4
Media	10.3
Healthcare Equipment & Services	9.3
Retailing	8.0
Energy	4.8
Materials	3.5
Food, Beverage & Tobacco	3.4
Other Investments and Assets & Liabilities	8.9

Top 10 Holdings as of 09/30/2014 (%)(1)
QUALCOMM, Inc. (Common Stocks)	4.0
Apple, Inc. (Common Stocks)	4.0
Gilead Sciences, Inc. (Common Stocks)	3.9
Schlumberger, Ltd. (Common Stocks)	3.8
CME Group, Inc. (Common Stocks)	3.7
Baidu, Inc., (Common Stocks)	3.6
Lowe’s Cos., Inc. (Common Stocks)	3.6
Liberty Global PLC (Common Stocks)	3.5
Visa, Inc. (Common Stocks)	3.5
EMC Corp. (Common Stocks)	3.5

(1)	Industries and holdings are calculated as a percentage of total net assets.

20	Annual Report

FUND PROFILE (unaudited)

Highland Small-Cap Equity Fund

Objective

Highland Small-Cap Equity Fund seeks long-term growth of capital.

Net Assets as of September 30, 2014

$38.6 million

Portfolio Data as of September 30, 2014

The information below provides a snapshot of Highland Small-Cap Equity Fund at the end of the reporting period. Highland Small-Cap Equity Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Industry Classifications as of 09/30/2014 (%)(1)
Software & Services	12.0
Healthcare Equipment & Services	10.2
Capital Goods	9.1
Banks	8.0
Materials	5.6
Commercial & Professional Services	5.6
Real Estate	5.2
Retailing	5.1
Energy	5.0
Pharmaceuticals, Biotechnology & Life Sciences	4.9
Transportation	4.4
Other Investments and Assets & Liabilities(2)	24.9

Top 10 Holdings as of 09/30/2014 (%)(1)(3)
Raymond James Financial, Inc. (Common Stocks)	2.5
Jarden Corp. (Common Stocks)	2.3
Old Dominion Freight Line, Inc. (Common Stocks)	2.3
ICON PLC (Common Stocks)	2.2
LKQ Corp. (Common Stocks)	2.2
Blackbaud, Inc. (Common Stocks)	2.1
Genesee & Wyoming, Inc. (Common Stocks)	2.1
SM Energy Co. (Common Stocks)	2.1
MEDNAX, Inc. (Common Stocks)	2.1
HCC Insurance Holdings, Inc. (Common Stocks)	2.1

(1)	Industries and holdings are calculated as a percentage of total net assets.

(2)	Includes the Fund’s investments of cash collateral received in connection with securities lending in the amount of $10,571,099.

(3)	Excludes the Fund’s investment in an investment company purchased with cash collateral from securities lending.

Annual Report	21

FUND PROFILE (unaudited)

Highland Total Return Fund

Objective

Highland Total Return Fund seeks maximum total return, which includes both income and capital appreciation.

Net Assets as of September 30, 2014

$75.2 million

Portfolio Data as of September 30, 2014

The information below provides a snapshot Highland Total Return Fund at the end of the reporting period. Highland Total Return Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Quality Breakdown as of 09/30/2014 (%)(1)(2)
AAA	3.1
AA	59.7
A	11.8
BBB	13.6
BB	5.3
B	2.8
D	0.0	†
Not Rated	3.7

Sector Classifications as of 09/30/2014 (%)(1)
Common Stocks	54.3
U.S. Treasuries	8.6
Corporate Bonds & Notes	8.4
Agency Mortgage-Backed Securities	8.0
Exchange-Traded Funds	3.6
Foreign Corporate Bonds & Notes	2.3
Non-Agency Collateralized Mortgage-Backed Securities	1.5
Preferred Stocks	0.4
Municipal Bonds & Notes	0.2
Non-Agency Collateralized Mortgage Obligations	0.2
Agency Collateralized Mortgage Obligations	0.2
Sovereign Bonds	0.1
Asset-Backed Securities	0.0	†
Other Investments and Assets & Liabilities(3)	12.2

Top 10 Holdings as of 09/30/2014 (%)(1)(2)
Vanguard FTSE Emerging Markets, ETF (Exchange-Traded Funds)	3.1
U.S. Treasury Notes 0.50%, 06/30/16 (U.S. Treasuries)	2.0
U.S. Treasury Bonds 4.50%, 02/15/36 (U.S. Treasuries)	1.8
U.S. Treasury Notes 1.63%, 06/30/19 (U.S. Treasuries)	1.4
U.S. Treasury Notes 1.00%, 09/30/16 (U.S. Treasuries)	1.1
Amgen, Inc. (Common Stocks)	1.0
Actavis PLC (Common Stocks)	0.9
EMC Corp. (Common Stocks)	0.9
U.S. Treasury Notes 2.50%, 05/15/24 (U.S. Treasuries)	0.8
Apple, Inc. (Common Stocks)	0.8

(1)

Quality is calculated as a percentage of total bonds & notes. Sectors and holdings are calculated as a percentage of total net assets. The quality ratings reflected were issued by Standard & Poors, a nationally recognized statistical rating organization. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Quality ratings reflect the credit quality of the underlying bonds in the Fund’s portfolio and not that of the Fund itself. Quality Ratings are subject to change.

(2)	Excludes the Fund’s investment in an investment company purchased with cash collateral from securities lending.

(3)	Includes the Fund’s investments of cash collateral received in connection with securities lending in the amount of $18,475,175.

†	Less than 0.05%.

22	Annual Report

FUND PROFILE (unaudited)

Highland Tax-Exempt Fund

Objective

Highland Tax-Exempt Fund seeks as high a level of income exempt from federal income taxation as is consistent with the preservation of capital.

Net Assets as of September 30, 2014

$28.2 million

Portfolio Data as of September 30, 2014

The information below provides a snapshot of Highland Tax-Exempt Fund at the end of the reporting period. Highland Tax-Exempt Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Quality Breakdown as of 09/30/2014 (%)(1)
AAA	21.5
AA	46.5
A	26.8
Not Rated	5.2

Sector Classifications as of 09/30/2014 (%)(1)
Municipal Bonds & Notes	96.0
Other Investments and Assets & Liabilities	4.0

Top 10 Holdings as of 09/30/2014 (%)(1)
Missouri Highway & Transportation Commission 5.00%, 05/01/21 (Municipal Bonds & Notes)	6.2
Los Angeles, CA Harbor Department 5.00%, 08/01/26 (Municipal Bonds & Notes)	4.8
State of Hawaii Airports System 5.25%, 07/01/24 (Municipal Bonds & Notes)	4.7
California State Department of Water Resources 5.00%, 12/01/21 (Municipal Bonds & Notes)	4.3
Town of Fairfield, CT 5.00%, 01/01/21 (Municipal Bonds & Notes)	4.2
New York State Urban Development Corp. 5.50%, 01/01/19 (Municipal Bonds & Notes)	4.2
Municipal Electric Authority of Georgia 5.25%, 01/01/19 (Municipal Bonds & Notes)	4.1
State of Texas 5.00%, 04/01/28 (Municipal Bonds & Notes)	2.8
Virginia Commonwealth Transportation Board 5.00%, 03/15/23 (Municipal Bonds & Notes)	2.5
City of Atlanta, GA Water & Wastewater 5.75%, 11/01/30 (Municipal Bonds & Notes)	2.3

(1)

Quality is calculated as a percentage of total bonds & notes. Sectors and holdings are calculated as a percentage of total net assets. The quality ratings reflected were issued by Standard & Poors, a nationally recognized statistical rating organization. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Quality ratings reflect the credit quality of the underlying bonds in the Fund’s portfolio and not that of the Fund itself. Quality Ratings are subject to change.

A portion of the Tax-Exempt Fund’s income may be subject to state, federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

Annual Report	23

FUND PROFILE (unaudited)

Highland Fixed Income Fund

Objective

Highland Fixed Income Fund seeks maximum income consistent with prudent investment management and the preservation of capital.

Net Assets as of September 30, 2014

$148.1 million

Portfolio Data as of September 30, 2014

The information below provides a snapshot Highland Fixed Income Fund at the end of the reporting period. Highland Fixed Income Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Quality Breakdown as of 09/30/2014 (%)(1)(2)
AAA	2.8
AA	56.2
A	13.5
BBB	13.6
BB	4.0
B	3.1
Not Rated	6.8

Sector Classifications as of 09/30/2014 (%)(1)
Corporate Bonds & Notes	22.3
Agency Mortgage-Backed Securities	22.1
U.S. Treasuries	16.9
Foreign Corporate Bonds & Notes	8.7
Non-Agency Collateralized Mortgage-Backed Securities	4.1
Preferred Stocks	2.7
Registered Investment Companies	2.3
U.S. Government Agencies	1.6
Asset-Backed Securities	1.3
Common Stocks	1.2
Municipal Bonds & Notes	0.9
Non-Agency Collateralized Mortgage Obligations	0.7
Sovereign Bonds	0.6
Agency Collateralized Mortgage Obligations	0.2
Other Investments and Assets & Liabilities(3)	14.4

Top 10 Holdings as of 09/30/2014 (%)(1)(2)
U.S. Treasury Bonds 4.50%, 02/15/36 (U.S. Treasuries)	5.4
U.S. Treasury Notes 2.50%, 05/15/24 (U.S. Treasuries)	4.0
Federal National Mortgage Assoc. 4.50%, 09/01/40 (Agency Mortgage-Backed Securities)	2.7
Federal National Mortgage Assoc. 3.00%, 05/01/43 (Agency Mortgage-Backed Securities)	2.3
Government National Mortgage Assoc. 3.50%, 05/20/43 (Agency Mortgage-Backed Securities)	2.0
Government National Mortgage Assoc. 4.00%, 01/20/41 (Agency Mortgage-Backed Securities)	1.9
U.S. Treasury Notes 0.75%, 01/15/17 (U.S. Treasuries)	1.6
Federal Home Loan Bank 1.75%, 07/16/24 (U.S. Government Agencies)	1.6
U.S. Treasury Notes 1.63%, 04/30/19 (U.S. Treasuries)	1.6
Federal National Mortgage Assoc. 3.00%, 06/01/43 (Agency Mortgage-Backed Securities)	1.5

(1)

Quality is calculated as a percentage of total bonds & notes. Sectors and holdings are calculated as a percentage of total net assets. The quality ratings reflected were issued by Standard & Poors, a nationally recognized statistical rating organization. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Quality ratings reflect the credit quality of the underlying bonds in the Fund’s portfolio and not that of the Fund itself. Quality Ratings are subject to change.

(2)	Excludes the Fund’s investment in an investment company purchased with cash collateral from securities lending.

(3)	Includes the Fund’s investments of cash collateral received in connection with securities lending in the amount of $8,485,525.

24	Annual Report

FINANCIAL STATEMENTS

September 30, 2014

A guide to understanding each Fund’s financial statements

Investment Portfolio	The Investment Portfolio details each of the Fund’s holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details each Fund’s assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all of a Fund’s liabilities (including any unpaid expenses) from the total of the Fund’s investment and non-investment assets. The net asset value per share for each class is calculated by dividing net assets allocated to that share class by the number of shares outstanding in that class as of the last day of the reporting period.

Statement of Operations	This statement reports income earned by each Fund and the expenses incurred by each Fund during the reporting period. The Statement of Operations also shows any net gain or loss a Fund realized on the sales of its holdings during the period as well as any unrealized gains or losses recognized over the period. The total of these results represents a Fund’s net increase or decrease in net assets from operations.

Statement of Changes in Net Assets	This statement details how each Fund’s net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and distribution reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

Financial Highlights	The Financial Highlights demonstrate how each Fund’s net asset value per share was affected by the Fund’s operating results. The Financial Highlights also disclose the classes’ performance and certain key ratios (e.g., net expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the Funds, certain of their significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

Annual Report	25

INVESTMENT PORTFOLIO

As of September 30, 2014	Highland Global Allocation Fund

Principal Amount ($)		Value ($)

U.S. Senior Loans (a) - 3.8%

AEROSPACE - 0.2%
1,492,405	Sequa Corp. Initial Term Loan B 5.25%, 06/19/2017	1,426,187

ENERGY - 0.2%
392,175	Arch Coal, Inc. Term Loan 05/16/2018 (b)	360,066
833,333	Chief Exploration & Development LLC Second Lien Term Loan 7.50%, 05/16/2021	834,896
468,671	Fieldwood Energy LLC Second Lien Term Loan 8.38%, 09/30/2020	471,132

		1,666,094

HEALTHCARE - 1.1%
4,500,000	Accellent, Inc. Second Lien Initial Term Loan 03/11/2022 (b)	4,362,187
769,231	Akorn, Inc. Term Loan 4.50%, 04/16/2021	766,585
2,960,000	Surgery Center Holdings, Inc. 2nd Lien Term Loan 07/09/2021 (b)	2,923,000
1,575,000	Second Lien Term Loan 9.75%, 04/11/2020	1,578,938

		9,630,710

INFORMATION TECHNOLOGY - 0.1%
992,500	RP Crown Parent LLC First Lien New Term Loan 6.00%, 12/21/2018	968,571

MEDIA & TELECOMMUNICATIONS - 0.2%
2,000,000	Metro-Goldwyn-Mayer Inc. Second Lien Term Loan 06/26/2020 (b)	2,008,130

RETAIL - 0.0%
243,902	J.C. Penney Corporation, Inc. Term Loan 5.00%, 06/20/2019	242,455

SERVICE - 0.3%
280,000	Advantage Sales & Marketing, Inc. Second Lien Term Loan 7.50%, 07/25/2022	276,750
1,834,891	EnergySolutions LLC Term Loan 6.75%, 05/29/2020	1,865,855

		2,142,605

TRANSPORTATION - 0.0%
305,527	Fram Group Holdings, Inc./Prestone Holdings, Inc. First Lien Term Loan 6.50%, 07/29/2017	306,147

Principal Amount ($)		Value ($)

UTILITY - 1.7%
20,000,000	Texas Competitive Electric Holdings Co., LLC 2017 Extended Term Loan 10/10/2017 (b)	14,855,600

	Total U.S. Senior Loans (Cost $34,624,780)	33,246,499

Non-U.S. Senior Loans (a)(c) - 2.3%

CHEMICALS - 0.2%
997,500	Signode Industrial Group U.S., Inc. Euro Initial Term Loan 4.25%, 05/01/2021	1,260,489

ENERGY - 0.4%
1,647,015	Drillships Financing Holding, Inc. Tranche B-1 Term Loan 6.00%, 03/31/2021	1,583,193
1,250,000	Drillships Ocean Ventures Inc. Tranche B-1 Term Loan 5.50%, 07/25/2021	1,215,625
989,826	MEG Energy Corp. New Term Loan 3.75%, 03/31/2020	985,936

		3,784,754

GAMING & LEISURE - 0.1%
945,277	Caesars Entertainment Operating Co. Term Loan B-6 6.95%, 03/01/2017	864,394

HEALTHCARE - 0.5%
3,890,572	Onex Carestream Finance LP Second Lien Term Loan 9.50%, 12/07/2019	3,918,545

MANUFACTURING - 0.2%
1,103,448	Doncasters US Finance LLC Second Lien Term Loan 9.50%, 10/09/2020	1,106,207
405,118	Term B Loans 4.50%, 04/09/2020	403,094
526,316	Husky Injection Molding Systems Ltd. Second Lien Term Loan 7.25%, 06/30/2022	515,789

		2,025,090

MEDIA & TELECOMMUNICATIONS - 0.4%
3,928,571	iHEART Communications, Inc.. Tranche D Term Loan 01/30/2019 (b)	3,764,416

SERVICE - 0.2%
2,736,111	Weight Watchers International, Inc. Tranche B-2 Initial Term Loan 4.00%, 04/02/2020	2,096,053

TRANSPORTATION - 0.3%
1,761,456	OSG International, Inc. Initial Term Loan 5.75%, 08/05/2019	1,757,053

26	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of September 30, 2014	Highland Global Allocation Fund

Principal Amount ($)		Value ($)

Non-U.S. Senior Loans (continued)

TRANSPORTATION (continued)
992,500	Ship Luxco 3 SA Term Loan 4.50%, 11/30/2019	992,346

		2,749,399

	Total Non-U.S. Senior Loans (Cost $20,872,817)	20,463,140

Non-U.S. Asset-Backed Securities (c)(d)(e) - 5.8%
1,000,000	Aimco CDO Series 2014-AA, Class E 4.82%, 07/20/2026	872,500
1,000,000	Avenue CLO VI, Ltd. Series 2007-6A, Class E 4.48%, 07/17/2019	957,900
2,000,000	BNPP IP CLO, Ltd. Series 2014-1A, Class C 3.83%, 04/24/2026	1,878,600
1,000,000	Cent CLO, Ltd. Series 2014-22A, Class E 6.64%, 11/07/2026 (f)	903,200
1,000,000	CFIP CLO, Ltd. Series 2014-1A, Class E 5.06%, 04/13/2025	890,900
2,000,000	CIFC Funding IV, Ltd. Series 2014-4A, Class F 5.84%, 10/17/2026	1,694,200
1,000,000	Eastland CLO, Ltd. Series 2007-1A, Class C 1.74%, 05/01/2022	882,250
3,192,677	Series 2007-1A, Class D 3.84%, 05/01/2022	2,835,496
1,500,000	Grant Grove CLO, Ltd. Series 2007-1A, Class D 1.73%, 01/25/2021	1,403,250
1,750,000	Grayson CLO, Ltd. Series 2006-1A, Class C 1.79%, 11/01/2021	1,533,656
2,250,000	Halcyon Loan Advisors Funding, Ltd. Series 2014-3A, Class E1 5.39%, 10/22/2025	2,020,050
500,000	Halcyon Loan Investors CLO I, Inc. Series 2006-1A, Class D 3.73%, 11/20/2020	486,500
2,500,000	Harbourmaster Pro-Rata CLO Series PR3A, Class B1 1.83%, 09/20/2023	2,658,983
623,412	Highland Park CDO, Ltd. Series 2006-1A, Class A1 0.57%, 11/25/2051	575,409
1,500,000	Katonah IX CLO, Ltd. Series 2006-9A, Class B2L 3.73%, 01/25/2019	1,414,500
459,038	Mountain Capital CLO VI, Ltd. Series 2007-6A, Class E 3.53%, 04/25/2019	421,167
1,500,000	Mountain Hawk CLO, Ltd. 1.00%, 07/22/2024	1,320,000

Principal Amount ($)		Value ($)
6,200,000	Neptuno CLO II BV Series 2007-2A, Class D 4.31%, 01/16/2023	7,457,773
944,878	Primus CLO II, Ltd. Series 2007-2A, Class E 4.98%, 07/15/2021	860,878
1,500,000	Red River CLO, Ltd. Series 1A, Class D 1.89%, 07/27/2018	1,401,563
836,261	Series 1A, Class E 3.99%, 07/27/2018	782,796
900,000	Rockwall CDO II, Ltd. Series 2007-1A, Class A1LB 0.79%, 08/01/2024	814,500
500,000	Series 2007-1A, Class A3L 1.24%, 08/01/2024	426,875
2,000,000	Saranac CLO III, Ltd. Series 2014-3A, Class E 5.46%, 06/22/2025	1,790,000
1,800,000	Silver Spring CLO, Ltd. Series 2014-1A, Class F 5.47%, 10/15/2026	1,514,520
2,450,000	Sound Harbor Loan Fund, Ltd. Series 2014-1A, Class D 7.23%, 10/30/2026 (f)	2,413,250
978,452	Stratford CLO, Ltd. Series 2007-1A, Class E 4.24%, 11/01/2021	869,600
1,000,000	THL Credit Wind River CLO, Ltd. Series 2014-2A, Class D 4.09%, 07/15/2026	948,000
4,000,000	Series 2014-2A, Class E 5.44%, 07/15/2026	3,600,000
1,000,000	Vibrant CLO II, Ltd. Series 2013-2A, Class E 5.73%, 07/24/2024	832,500
885,000	Westchester CLO, Ltd. Series 2007-1A, Class C 1.09%, 08/01/2022	792,010
4,000,000	Zais CLO, Ltd. Series 2014-2A, Class D 5.68%, 07/25/2026	3,674,800
700,000	Series 2014-2A, Class E 6.73%, 07/25/2026	637,630

	Total Non-U.S. Asset-Backed Securities (Cost $52,156,816)	51,565,256

U.S. Corporate Bonds & Notes - 2.0%

COMMERCIAL & PROFESSIONAL SERVICES - 0.2%
2,000,000	Cenveo Corp. 6.00%, 08/01/2019 (e)	1,885,000

CONSUMER DURABLES & APPAREL - 0.1%
1,000,000	Claire’s Stores, Inc. 9.00%, 03/15/2019 (e)	1,025,000

RETAILING - 0.2%
1,500,000	Bon-Ton Department Stores, Inc. (The) 8.00%, 06/15/2021	1,350,000

See accompanying Notes to Financial Statements.	27

INVESTMENT PORTFOLIO (continued)

As of September 30, 2014	Highland Global Allocation Fund

Principal Amount ($)		Value ($)

U.S. Corporate Bonds & Notes (continued)

UTILITIES - 1.5%
20,000,000	Texas Competitive Electric Holdings Co., LLC 10.25%, 11/01/2015 (h)	2,512,500
5,000,000	10.25%, 11/01/2015 (h)	625,000
6,114,042	11.50%, 10/01/2020 (e)(h)	2,527,500
25,000,000	15.00%, 04/01/2021 (h)	7,750,000

		13,415,000

	Total U.S. Corporate Bonds & Notes (Cost $17,569,470)	17,675,000

Non-U.S. Corporate Bonds & Notes (c) - 1.8%

BROADCASTING - 0.6%
5,510,000	Clear Channel Communications, Inc. 14.00%, 02/01/2021 (g)	5,055,425

ENERGY - 0.1%
1,000,000	Ocean Rig UDW, Inc. 7.25%, 04/01/2019	920,000

ENVIRONMENTAL CONTROL - 0.2%
2,000,000	Tervita Corp. 8.00%, 11/15/2018 (e)(g)	2,025,000

GAMING & LEISURE - 0.2%
1,000,000	Caesars Entertainment Operating Co., Inc. 9.00%, 02/15/2020 (g)	770,000
1,999,000	10.00%, 12/15/2018	472,264
1,000,000	11.25%, 06/01/2017	781,250

		2,023,514

HEALTHCARE EQUIPMENT & SERVICES - 0.2%
1,875,000	Crimson Merger Sub, Inc. 6.63%, 05/15/2022 (e)	1,710,937

TELECOMMUNICATION SERVICES - 0.5%
4,500,000	Avaya, Inc. 10.50%, 03/01/2021 (e)	3,960,000

	Total Non-U.S. Corporate Bonds & Notes (Cost $17,082,684)	15,694,876

Non-U.S. Government Bonds (c) - 24.8%
45,000,000	Argentine Republic Government International Bond 2.50%, 12/31/2038 (h)	24,412,500
4,128,311	7.82%, 12/31/2033 (h)	4,469,331
33,026,478	7.82%, 12/31/2033 (h)	35,754,636
30,844,876	8.28%, 12/31/2033 (h)	26,063,920
148,616,176	8.28%, 12/31/2033 (g)(h)	128,552,992

		219,253,379

	Total Non-U.S. Government Bonds (Cost $207,376,603)	219,253,379

Shares		Value ($)

U.S. Equity - 28.5%

AUTOMOBILES & COMPONENTS - 0.0%
5,500	General Motors Co.	175,670

BANKS - 0.4%
85,950	CIT Group, Inc.	3,950,262

CAPITAL GOODS - 0.0%
50,000	Builders FirstSource, Inc. (g)(i)	272,500

COMMERCIAL & PROFESSIONAL SERVICES - 0.1%
30,000	Covanta Holding Corp. (g)	636,600

CONSUMER SERVICES - 5.4%
68,827	ExamWorks Group, Inc. (g)(i)	2,254,084
1,719,900	K12, Inc. (i)(j)	27,449,604
407,300	SeaWorld Entertainment, Inc.	7,832,379
127,100	Service Corp. International	2,686,894
214,500	Sotheby’s (g)	7,661,940

		47,884,901

DIVERSIFIED FINANCIALS - 1.4%
129,444	E*TRADE Financial Corp. (i)	2,924,140
163,058	FNF Group	4,523,229
28,850	JG Wentworth Co. (i)	357,451
87,750	Outerwall, Inc. (g)(i)	4,922,775

		12,727,595

ENERGY - 2.5%
143,525	Anadarko Petroleum Corp.	14,559,176
47,500	Diamondback Energy, Inc. (g)(i)	3,552,050
80,000	Sanchez Energy Corp. (g)(i)	2,100,800
150,000	Triangle Petroleum Corp. (g)(i)	1,651,500

		21,863,526

FOOD & STAPLES RETAILING - 1.0%
242,150	Fresh Market, Inc. (The) (g)(i)	8,458,299

HEALTHCARE EQUIPMENT & SERVICES - 2.5%
62,772	Acadia Healthcare Co., Inc. (g)(i)	3,044,442
35,000	Air Methods Corp. (g)(i)	1,944,250
45,000	HCA Holdings, Inc. (i)	3,173,400
35,000	Medtronic, Inc.	2,168,250
196,800	Patterson Cos., Inc. (g)	8,153,424
10,000	Universal Health Services, Inc., Class B	1,045,000
60,000	VCA, Inc. (i)	2,359,800

		21,888,566

MATERIALS - 0.1%
14,166	Rayonier Advanced Materials, Inc. (g)	466,203

MEDIA - 0.1%
7,800	Tribune Co. (i)	513,240

REAL ESTATE INVESTMENT TRUST - 2.0%
158,600	Corrections Corp. of America, REIT	5,449,496
42,500	Rayonier, Inc., REIT (g)	1,323,450
1,021,449	Spirit Realty Capital, Inc., REIT	11,205,296

		17,978,242

28	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of September 30, 2014	Highland Global Allocation Fund

Shares		Value ($)

U.S. Equity (continued)

RETAILING - 0.0%
5,500	GNC Holdings, Inc., Class A	213,070

SOFTWARE & SERVICES - 5.3%
109,450	CommVault Systems, Inc. (g)(i)	5,516,280
211,750	Fortinet, Inc. (i)	5,349,864
229,350	Microsoft Corp.	10,632,666
170,108	Rackspace Hosting, Inc. (g)(i)	5,537,015
139,750	Teradata Corp. (g)(i)	5,858,320
1,038,700	TiVo, Inc. (i)(j)	13,290,167
21,239	Yahoo!, Inc. (i)	865,489

		47,049,801

TECHNOLOGY HARDWARE & EQUIPMENT - 0.6%
120,250	NetApp, Inc.	5,165,940

TRANSPORTATION - 4.9%
780,809	American Airlines Group, Inc. (j)	27,703,103
1,440,927	JetBlue Airways Corp. (g)(i)	15,302,645

		43,005,748

UTILITIES - 2.2%
631,932	NRG Energy, Inc. (j)	19,261,287

	Total U.S. Equity (Cost $246,525,982)	251,511,450

Non-U.S. Equity (c) - 17.9%

CAPITAL GOODS - 0.4%
29,200	B/E Aerospace, Inc. (i)	2,451,048
16,000	Safran SA	1,037,503

		3,488,551

CONSUMER DURABLES & APPAREL - 2.6%
39,200	Harman International Industries, Inc.	3,843,168
415,400	Lululemon Athletica, Inc. (g)(i)	17,450,954
109,075	Sony Corp. ADR (g)	1,967,713

		23,261,835

CONSUMER SERVICES - 0.6%
75,000	500.com, Ltd., Class A ADR (g)(i)	2,529,750
75,000	TAL Education Group ADR (g)(i)	2,620,500

		5,150,250

DIVERSIFIED FINANCIALS - 0.3%
52,166	Legg Mason, Inc. (g)	2,668,813

ENERGY - 1.9%
229,850	MEG Energy Corp. (i)	7,071,042
406,002	Ocean Rig UDW, Inc. (g)	6,544,752
91,700	YPF SA ADR	3,391,983

		17,007,777

FOOD, BEVERAGE & TOBACCO - 0.4%
48,820	Nestle SA	3,584,826

HEALTHCARE EQUIPMENT & SERVICES - 0.7%
60,000	Hill-Rom Holdings, Inc.	2,485,800
150,000	iKang Healthcare Group, Inc. ADR (g)(i)	2,919,000

Shares		Value ($)

HEALTHCARE EQUIPMENT & SERVICES (continued)
29,400	Sysmex Corp.	1,183,692

		6,588,492

INSURANCE - 0.2%
15,000	Aon PLC	1,315,050

MATERIALS - 0.1%
15,000	Huntsman Corp.	389,850
17,058	Trinseo SA (g)(i)	268,322
4,270	WR Grace & Co. (i)	388,314

		1,046,486

MEDIA - 0.6%
70,075	Loral Space & Communications, Inc. (i)	5,032,086

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 1.5%
110,000	AbbVie, Inc.	6,353,600
45,000	Clovis Oncology, Inc. (i)	2,041,200
3,980	Eurofins Scientific	1,029,917
79,975	GlaxoSmithKline PLC	1,826,960
103,000	Shionogi & Co., Ltd.	2,363,478

		13,615,155

REAL ESTATE - 0.2%
635,000	CapitaMall Trust, REIT	950,614
434,000	Global Logistic Properties, Ltd.	921,501

		1,872,115

REAL ESTATE INVESTMENT TRUST - 0.2%
200,000	E-House China Holdings, Ltd., REIT, ADR	1,904,000

RETAILING - 1.9%
1,118,650	Staples, Inc. (g)	13,535,665
15,000	Vipshop Holdings, Ltd. ADR (g)(i)	2,835,150

		16,370,815

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.5%
33,800	Mellanox Technologies, Ltd. (g)(i)	1,516,606
47,600	NXP Semiconductor NV (i)	3,257,268

		4,773,874

SOFTWARE & SERVICES - 1.9%
75,000	58.com, Inc. ADR (g)(i)	2,793,750
500	Alibaba Group Holding, Ltd. ADR (i)	44,425
70,000	Autohome, Inc. ADR (g)(i)	2,940,700
46,198	Facebook, Inc., Class A (i)	3,651,490
200,000	Leju Holdings, Ltd. ADR (g)(i)	2,570,000
250,000	Phoenix New Media, Ltd. ADR (g)(i)	2,337,500
30,000	YY, Inc. ADR (g)(i)	2,246,700

		16,584,565

TECHNOLOGY HARDWARE & EQUIPMENT - 1.8%
128,150	Canon, Inc. ADR (g)	4,176,408
439,953	Corning, Inc.	8,508,691
31,000	Western Digital Corp.	3,016,920

		15,702,019

See accompanying Notes to Financial Statements.	29

INVESTMENT PORTFOLIO (continued)

As of September 30, 2014	Highland Global Allocation Fund

Shares		Value ($)

Non-U.S. Equity (continued)

TELECOMMUNICATION SERVICES - 2.1%
7,305	SBA Communications Corp., Class A (i)	810,125
254,156	Softbank Corp. (g)	17,749,270

		18,559,395

	Total Non-U.S. Equity (Cost $162,517,906)	158,526,104

U.S. Exchange-Traded Funds - 2.9%
543,198	Highland/iBoxx Senior Loan, ETF (k)	10,581,497
38,945	ProShares Ultra Gold, ETF (i)	1,580,777
316,325	ProShares Ultra Short DJ-UBS Crude Oil, ETF (i)	9,679,545
73,085	ProShares Ultra Silver, ETF (i)	3,372,873

	Total U.S. Exchange-Traded Funds (Cost $28,918,090)	25,214,692

Non-U.S. Exchange-Traded Funds - 9.0%
500,000	Deutsche X-trackers Harvest CSI 300 China A-Shares, ETF (i)	12,885,000
200,000	Deutsche X-trackers Harvest CSI 500 China A-Shares, ETF (i)	6,920,000
300,000	iShares China Large-Cap, ETF (g)	11,484,000
90,000	iShares MSCI China, ETF (g)	4,264,200
600,000	iShares MSCI Hong Kong, ETF (g)	12,198,000
300,000	iShares MSCI India, ETF (g)	9,108,000
200,000	Market Vectors China AMC SME-ChiNext, ETF (i)	5,890,000
400,000	Powershares Golden Dragon China Portfolio, ETF (g)	12,012,000
100,000	WisdomTree Japan Hedged Equity Fund, ETF (g)	5,232,000

	Total Non-U.S. Exchange-Traded Funds (Cost $82,345,456)	79,993,200

Contracts

U.S. Purchased Call Options (l) - 1.1%
4,000	American Airlines Group, Inc., Strike price $35.00, expires 01/17/2015	1,380,000
10,000	Jetblue Airways Corp., Strike price $10.00, expires 01/17/2015	1,200,000
5,000	Lululemon Athletica, Inc., Strike price $35.00, expires 01/17/2015	3,975,000
8,750	NRG Energy, Inc., Strike price $31.00, expires 01/17/2015	1,268,750
1,000	Outerwall, Inc., Strike price $60.00, expires 01/17/2015	250,000
2,000	Outerwall, Inc., Strike price $70.00, expires 01/17/2015	335,000
2,600	Patterson Cos., Inc., Strike price $37.00, expires 01/17/2015	1,313,000
5,000	Tivo, Inc., Strike price $13.00, expires 01/17/2015	412,500

	Total U.S. Purchased Call Options (Cost $11,077,016)	10,134,250

Shares		Value ($)

U.S. Registered Investment Companies (k) - 1.3%
936,170	Highland Energy MLP Fund	11,421,277

	Total U.S. Registered Investment Companies (Cost $11,000,000)	11,421,277

U.S. Investment Companies (n) - 15.8%
139,234,751	State Street Navigator Prime Securities Lending Portfolio	139,234,751

	Total U.S. Investment Companies (Cost $139,234,751)	139,234,751

Non-U.S. Investment Companies (c) - 0.5%
10,000	BB Votorantim Highland Infrastructure LLC (k)(m)	4,195,723

	Total Non-U.S. Investment Companies (Cost $4,571,784)	4,195,723

Total Investments - 117.5%		1,038,129,597

(Cost $1,035,874,155)
Other Assets & Liabilities, Net - (17.5)%		(154,570,785)

Net Assets - 100.0%		883,558,812

(a)	Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread (unless otherwise identified, all senior loans carry a variable rate of interest). These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the weighted average rate at September 30, 2014. Senior loans, while exempt from registration under the Securities Act of 1933 (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.
(b)	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.
(c)	As described in the Fund’s prospectus, a company is considered to be a non-U.S. issuer if the company’s securities principally trade on a market outside of the United States, the company derives a majority of its revenues or profits outside of the United States, the company is not organized in the United States, or the company is significantly exposed to the economic fortunes and risks of regions outside the United States.
(d)	Variable or floating rate security. The interest rate shown reflects the rate in effect September 30, 2014.
(e)	Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transaction exempt from registration to qualified institutional buyers. At September 30, 2014, these securities amounted to $64,698,693 or 7.3% of net assets.
(f)	Security purchased on a when-issued basis. As of September 30, 2014, assets with a total aggregate market value of $3,316,450, or 0.4% of net assets, were purchased on a when-issued basis.

30	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of September 30, 2014	Highland Global Allocation Fund

(g)	Securities (or a portion of securities) on loan. As of September 30, 2014, the market value of securities loaned was $155,314,302. The loaned securities were secured with cash and securities collateral of $159,552,935. Collateral is calculated based on prior day’s prices. See Note 4.
(h)	The issuer is, or is in danger of being, in default of its payment obligation. Income is not being accrued.
(i)	Non-income producing security.
(j)	All or part of this security is pledged as collateral for written options. The market value of the securities pledged as collateral was $43,439,244.
(k)	Affiliated issuer. Assets with a total aggregate market value of $26,198,497, or 3.0% of net assets, were affiliated with the Fund as of September 30, 2014.
(l)	Options are shown at market value.
(m)	Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. Securities with a total aggregate value of $4,195,723, or 0.5% of net assets, were fair valued under the Fund’s valuation procedures as of September 30, 2014.
(n)	Represents investments of cash collateral received in connection with securities lending.

Glossary:

ADR	American Depositary Receipt
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
ETF	Exchange-Traded Fund
MLP	Master Limited Partnership
MSCI	Morgan Stanley Capital International
PIK	Payment-in-Kind
PLC	Public Limited Company
REIT	Real Estate Investment Trust

WRITTEN OPTIONS CONTRACTS:

The Fund had the following written call and put options contracts outstanding, brokered by Jefferies, for which $6,769,902 was pledged as collateral, at September 30, 2014:

Description	Exercise Price	Expiration Date	Number of Contracts	Premium	Value
WRITTEN CALL OPTIONS:
Cheniere Energy, Inc.	$87.50	December 2014	1,000	$442,352	$(301,000)

WRITTEN PUT OPTIONS:
American Airlines Group, Inc.	39.00	November 2014	2,000	628,250	(880,000)
American Airlines Group, Inc.	40.00	November 2014	2,000	756,907	(1,030,000)
American Airlines Group, Inc.	39.00	January 2015	2,000	754,407	(1,050,000)
Corning, Inc.	24.00	January 2015	2,000	626,410	(960,000)
Microsoft Corp.	48.00	December 2014	2,000	512,354	(580,000)
Microsoft Corp.	50.00	December 2014	2,000	814,207	(860,000)
NRG Energy, Inc.	32.00	December 2014	2,000	464,913	(500,000)
NRG Energy, Inc.	34.00	December 2014	2,000	779,936	(820,000)
Outerwall, Inc.	55.00	January 2015	1,000	389,268	(395,000)
Outerwall, Inc.	60.00	January 2015	1,000	666,482	(675,000)
Outerwall, Inc.	65.00	April 2015	2,000	1,703,891	(2,440,000)
Tivo, Inc.	24.00	January 2015	4,000	821,736	(924,000)

				8,918,761	(11,114,000)

				$9,361,113	$(11,415,000)

See accompanying Notes to Financial Statements.	31

INVESTMENT PORTFOLIO

As of September 30, 2014	Highland Dividend Equity Fund

Shares		Value ($)

Common Stocks - 96.1%

BANKS - 12.0%
16,405	JPMorgan Chase & Co.	988,237
7,540	PNC Financial Services Group, Inc.	645,273
14,890	U.S. Bancorp	622,849
12,160	Wells Fargo & Co.	630,739

		2,887,098

CAPITAL GOODS - 6.5%
36,825	General Electric Co.	943,456
5,260	Hubbell, Inc., Class B (a)	633,988

		1,577,444

COMMERCIAL & PROFESSIONAL SERVICES - 0.8%
13,990	Ennis, Inc. (a)	184,248

CONSUMER DURABLES & APPAREL - 2.4%
8,530	Tupperware Brands Corp. (a)	588,911

CONSUMER SERVICES - 3.9%
9,870	McDonald’s Corp.	935,775

ENERGY - 9.5%
7,250	Chevron Corp. (a)	865,070
7,590	ConocoPhillips (a)	580,787
10,791	Royal Dutch Shell PLC, ADR (a)	853,784

		2,299,641

FOOD, BEVERAGE & TOBACCO - 8.9%
5,215	Diageo PLC, ADR	601,811
4,685	Kellogg Co. (a)	288,596
6,915	PepsiCo, Inc.	643,717
15,251	Unilever NV	605,160

		2,139,284

HEALTHCARE EQUIPMENT & SERVICES - 2.5%
14,610	Abbott Laboratories (a)	607,630

HOUSEHOLD & PERSONAL PRODUCTS - 2.7%
7,835	Procter & Gamble Co. (The)	656,103

INSURANCE - 2.6%
13,855	Arthur J. Gallagher & Co.	628,463

MATERIALS - 8.5%
13,805	Packaging Corp. of America	881,035
14,830	Sonoco Products Co.	582,671
15,825	Worthington Industries, Inc. (a)	589,006

		2,052,712

MEDIA - 2.4%
10,770	CBS Corp., Class B	576,195

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 10.7%
12,790	GlaxoSmithKline PLC, ADR (a)	587,956
9,290	Johnson & Johnson	990,221
10,745	Novartis AG, ADR	1,011,427

		2,589,604

RETAILING - 2.9%
7,755	Home Depot, Inc. (The)	711,444

Shares		Value ($)

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.9%
20,125	Microchip Technology, Inc. (a)	950,504

SOFTWARE & SERVICES - 4.2%
22,765	Paychex, Inc. (a)	1,006,213

TELECOMMUNICATION SERVICES - 2.6%
8,745	AT&T, Inc. (a)	308,174
6,175	Verizon Communications, Inc.	308,688

		616,862

TRANSPORTATION - 3.9%
9,575	United Parcel Service, Inc., Class B	941,127

UTILITIES - 5.2%
17,405	ITC Holdings Corp.	620,140
4,485	National Fuel Gas Co. (a)	313,905
7,195	Southern Co. (The) (a)	314,062

		1,248,107

	Total Common Stocks (Cost $19,655,709)	23,197,365

Exchange-Traded Funds (a) - 2.5%
8,610	iShares Dow Jones U.S. Real Estate Index Fund, ETF	595,812

	Total Exchange-Traded Funds (Cost $549,334)	595,812

Investment Companies (b) - 19.8%
4,776,661	State Street Navigator Prime Securities Lending Portfolio	4,776,661

	Total Investment Companies (Cost $4,776,661)	4,776,661

Total Investments - 118.4%		28,569,838

(Cost $24,981,704)
Other Assets & Liabilities, Net - (18.4)%		(4,434,848)

Net Assets - 100.0%		24,134,990

(a)	Securities (or a portion of securities) on loan. As of September 30, 2014, the market value of securities loaned was $5,179,163. The loaned securities were secured with cash and securities collateral of $5,320,438. Collateral is calculated based on prior day’s prices. See Note 4.
(b)	Represents investments of cash collateral received in connection with securities lending.

Glossary:

ADR	American Depositary Receipt
ETF	Exchange-Traded Fund
PLC	Public Limited Company

32	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO

As of September 30, 2014	Highland Premier Growth Equity Fund

Shares		Value ($)

Common Stocks - 98.9%

CAPITAL GOODS - 1.7%
44,390	Dover Corp.	3,565,849

CONSUMER SERVICES - 1.7%
57,076	Las Vegas Sands Corp.	3,550,698

DIVERSIFIED FINANCIALS - 11.4%
145,865	Charles Schwab Corp. (The)	4,286,972
99,565	CME Group, Inc.	7,960,720
60,248	McGraw Hill Financial, Inc.	5,087,944
97,028	State Street Corp.	7,142,231

		24,477,867

ENERGY - 4.8%
21,561	Anadarko Petroleum Corp.	2,187,148
79,271	Schlumberger, Ltd.	8,061,068

		10,248,216

FOOD, BEVERAGE & TOBACCO - 3.4%
77,369	PepsiCo, Inc.	7,202,280

HEALTHCARE EQUIPMENT & SERVICES - 9.3%
114,152	Abbott Laboratories	4,747,581
24,101	Cooper Cos., Inc. (The)	3,753,731
81,173	Covidien PLC	7,022,276
63,414	Express Scripts Holding Co. (a)(b)	4,478,931

		20,002,519

MATERIALS - 3.5%
66,589	Monsanto Co.	7,491,928

MEDIA - 10.3%
106,540	Comcast Corp., Special Class A	5,699,890
109,706	Discovery Communications, Inc., Class C (b)	4,089,840
185,176	Liberty Global PLC, Series C (b)	7,594,993
53,905	Walt Disney Co. (The)	4,799,162

		22,183,885

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 12.0%
25,368	Actavis PLC (b)	6,120,791
26,638	Alexion Pharmaceuticals, Inc. (b)	4,417,113
48,834	Amgen, Inc.	6,859,224
78,633	Gilead Sciences, Inc. (b)	8,370,483

		25,767,611

REAL ESTATE - 3.0%
69,760	American Tower Corp., REIT	6,531,629

RETAILING - 8.0%
15,852	Amazon.com, Inc. (b)	5,111,319
98,297	Dick’s Sporting Goods, Inc.	4,313,273
145,859	Lowe’s Cos., Inc.	7,718,858

		17,143,450

SOFTWARE & SERVICES - 17.0%
35,512	Baidu, Inc., ADR (b)	7,749,784
106,540	eBay, Inc. (b)	6,033,360
33,611	Facebook, Inc., Class A (b)	2,656,614

Shares		Value ($)

SOFTWARE & SERVICES (continued)
6,976	Google, Inc., Class C (b)	4,027,663
5,708	Google, Inc., Class A (b)	3,358,644
57,077	Intuit, Inc.	5,002,799
35,514	Visa, Inc., Class A	7,577,622

		36,406,486

TECHNOLOGY HARDWARE & EQUIPMENT - 11.4%
84,350	Apple, Inc. (c)	8,498,263
256,846	EMC Corp.	7,515,314
114,150	QUALCOMM, Inc.	8,534,995

		24,548,572

TRANSPORTATION - 1.4%
31,708	United Parcel Service, Inc., Class B	3,116,579

	Total Common Stocks (Cost $131,601,244)	212,237,569

Total Investments - 98.9%		212,237,569

(Cost $131,601,244)
Other Assets & Liabilities, Net - 1.1%		2,416,849

Net Assets - 100.0%		214,654,418

(a)	Securities (or a portion of securities) on loan. As of September 30, 2014, the market value of securities loaned was $1,058,814. The loaned securities were secured with securities collateral of $1,094,343. Collateral is calculated based on prior day’s prices. See Note 4.
(b)	Non-income producing security.
(c)	Securities (or a portion of securities) were pledged as collateral for open futures contracts. At September 30, 2014, the market value of securities pledged as collateral was $202,810.

Glossary:

ADR	American Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust

The Fund had the following futures contracts, brokered by Royal Bank of Scotland, open at September 30, 2014:

Description	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Short Future:
S&P 500 Emini Index	December 2014	23	$2,260,325	$12,143

See accompanying Notes to Financial Statements.	33

INVESTMENT PORTFOLIO

As of September 30, 2014	Highland Small-Cap Equity Fund

Shares		Value ($)

Common Stocks - 97.5%

BANKS - 8.0%
7,390	Cullen/Frost Bankers, Inc. (a)	565,409
29,278	Fulton Financial Corp. (a)	324,400
6,932	Iberiabank Corp. (a)	433,319
9,826	Prosperity Bancshares, Inc. (a)	561,752
17,118	Renasant Corp. (a)	463,042
3,775	SVB Financial Group (b)	423,140
6,869	Westamerica Bancorp. (a)	319,546

		3,090,608

CAPITAL GOODS - 9.1%
16,609	Applied Industrial Technologies, Inc. (a)	758,201
5,781	ESCO Technologies, Inc.	201,063
12,848	Luxfer Holdings PLC, ADR	221,756
18,027	Mueller Industries, Inc. (a)	514,491
8,158	Polypore International, Inc. (a)(b)	317,428
11,333	Quanta Services, Inc. (b)	411,275
6,856	Teledyne Technologies, Inc. (a)(b)	644,532
9,055	Woodward, Inc. (a)	431,199

		3,499,945

COMMERCIAL & PROFESSIONAL SERVICES - 5.6%
20,187	Healthcare Services Group, Inc. (a)	577,550
13,591	Herman Miller, Inc.	405,692
18,763	Resources Connection, Inc. (a)	261,556
10,746	Ritchie Bros Auctioneers, Inc.	240,603
22,256	West Corp. (a)	655,662

		2,141,063

CONSUMER DURABLES & APPAREL - 3.7%
5,259	Deckers Outdoor Corp. (a)(b)	511,070
14,945	Jarden Corp. (b)	898,344

		1,409,414

CONSUMER SERVICES - 3.1%
2,499	Cracker Barrel Old Country Store, Inc. (a)	257,872
10,427	Interval Leisure Group, Inc. (a)	198,634
10,251	K12, Inc. (a)(b)	163,606
20,531	Texas Roadhouse, Inc.	571,583

		1,191,695

DIVERSIFIED FINANCIALS - 2.8%
3,029	Greenhill & Co., Inc. (a)	140,818
17,648	Raymond James Financial, Inc. (a)	945,580

		1,086,398

ENERGY - 5.0%
2,730	Dril-Quip, Inc. (b)	244,062
4,766	Oil States International, Inc. (b)	295,015
15,139	Pioneer Energy Services Corp. (b)	212,249
13,634	Sanchez Energy Corp. (a)(b)	358,029
10,483	SM Energy Co. (a)	817,674

		1,927,029

Shares		Value ($)

FOOD & STAPLES RETAILING - 1.0%
20,563	SpartanNash Co.	399,950

HEALTHCARE EQUIPMENT & SERVICES - 10.2%
6,820	Air Methods Corp. (a)(b)	378,851
14,511	Bio-Reference Labs, Inc. (a)(b)	407,179
23,600	Endologix, Inc. (a)(b)	250,160
13,884	Hanger, Inc. (a)(b)	284,900
26,491	HMS Holdings Corp. (a)(b)	499,355
9,421	IPC The Hospitalist Co., Inc. (a)(b)	421,966
14,720	MEDNAX, Inc. (b)	806,950
12,042	Molina Healthcare, Inc. (a)(b)	509,377
11,747	Owens & Minor, Inc. (a)	384,597

		3,943,335

INSURANCE - 2.5%
16,436	HCC Insurance Holdings, Inc.	793,694
4,212	RLI Corp. (a)	182,338

		976,032

MATERIALS - 5.6%
19,737	Commercial Metals Co. (a)	336,911
9,128	Packaging Corp. of America	582,549
14,799	PolyOne Corp.	526,548
3,170	Quaker Chemical Corp. (a)	227,257
9,596	Sensient Technologies Corp. (a)	502,351

		2,175,616

MEDIA - 1.3%
8,903	John Wiley & Sons, Inc., Class A	499,547

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 4.9%
24,986	Bruker Corp. (a)(b)	462,616
8,488	Cubist Pharmaceuticals, Inc. (a)(b)	563,094
14,815	ICON PLC (b)	847,862

		1,873,572

REAL ESTATE - 5.2%
35,746	BioMed Realty Trust, Inc., REIT (a)	722,069
7,035	Coresite Realty Corp., REIT (a)	231,241
37,654	Education Realty Trust, Inc., REIT (a)	387,083
10,229	Omega Healthcare Investors, Inc., REIT (a)	349,730
13,463	Sabra Health Care REIT, Inc. (a)	327,420

		2,017,543

RETAILING - 5.1%
11,129	Buckle, Inc. (The) (a)	505,146
3,875	Genesco, Inc. (a)(b)	289,656
4,499	Group 1 Automotive, Inc. (a)	327,122
31,534	LKQ Corp. (a)(b)	838,489

		1,960,413

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.9%
24,926	Microsemi Corp. (b)	633,370
38,088	Rudolph Technologies, Inc. (a)(b)	344,696
18,815	Semtech Corp. (b)	510,827

		1,488,893

34	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of September 30, 2014	Highland Small-Cap Equity Fund

Shares		Value ($)

Common Stocks (continued)

SOFTWARE & SERVICES - 12.0%
20,945	ACI Worldwide, Inc. (a)(b)	392,928
21,089	Blackbaud, Inc. (a)	828,587
9,385	CoreLogic, Inc. (b)	254,052
5,308	Cornerstone OnDemand, Inc. (a)(b)	182,648
28,559	Global Cash Access Holdings, Inc. (b)	192,773
35,331	Jive Software, Inc. (a)(b)	205,980
16,420	NIC, Inc.	282,752
18,833	PTC, Inc. (b)	694,938
18,043	RealPage, Inc. (a)(b)	279,666
9,983	Solera Holdings, Inc.	562,642
17,413	SS&C Technologies Holdings, Inc. (a)(b)	764,257

		4,641,223

TECHNOLOGY HARDWARE & EQUIPMENT - 2.4%
9,711	ADTRAN, Inc. (a)	199,367
4,603	Littelfuse, Inc.	392,083
4,640	Zebra Technologies Corp., Class A (b)	329,301

		920,751

TRANSPORTATION - 4.4%
8,633	Genesee & Wyoming, Inc., Class A (b)	822,811
12,448	Old Dominion Freight Line, Inc. (a)(b)	879,327

		1,702,138

UTILITIES - 1.7%
12,031	IDACORP, Inc. (a)	644,982

	Total Common Stocks (Cost $30,496,420)	37,590,147

Investment Companies (c) - 27.4%
10,571,099	State Street Navigator Prime Securities Lending Portfolio	10,571,099

	Total Investment Companies (Cost $10,571,099)	10,571,099

Total Investments - 124.9%		48,161,246

(Cost $41,067,519)
Other Assets & Liabilities, Net - (24.9)%		(9,603,907)

Net Assets - 100.0%		38,557,339

(a)	Securities (or a portion of securities) on loan. As of September 30, 2014, the market value of securities loaned was $10,800,901. The loaned securities were secured with cash and securities collateral of $11,209,513. Collateral is calculated based on prior day’s prices. See Note 4.
(b)	Non-income producing security.
(c)	Represents investments of cash collateral received in connection with securities lending.

Glossary:

ADR	American Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.	35

INVESTMENT PORTFOLIO

As of September 30, 2014	Highland Total Return Fund

Principal Amount ($)		Value ($)

Bonds & Notes - 29.5%

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS - 0.2%
49,845	Federal Home Loan Mortgage Corp. REMIC Series 3977, Class AI 3.50%, 09/15/2029 (a)	4,464
62,032	Series 3983, Class EI 3.50%, 11/15/2030 (a)	7,909
4,390	Series 2643, Class IM 4.50%, 03/15/2018 (a)	103
4,238	Series 2763, Class JI 5.00%, 10/15/2018 (a)	111
10,474	Series 2631, Class DI 5.50%, 06/15/2033 (a)	2,013
87,028	Series 4320, Class SD 5.95%, 07/15/2039 (a)(b)	13,271
56,898	Series 3806, Class DS 6.45%, 08/15/2025 (a)(b)	7,490
3,627	Series 1980, Class IO 7.50%, 07/15/2027 (a)	671
76	Series 33, Class D 8.00%, 04/15/2020	80
325	Federal Home Loan Mortgage Corp. STRIPS Series 186, Class PO 0.01%, 08/01/2027 (c)	302
560	Series 147, Class IO 8.00%, 02/01/2023 (a)	88
730	Series 171, Class IO 8.00%, 07/01/2024 (a)	205
177,061	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities Series T-58, Class AIO 0.08%, 09/25/2043 (a)(b)	520
446	Federal National Mortgage Assoc. REMIC Series G92-68, Class B 0.00%, 12/25/2022 (c)	436
71,787	Series 2003-89, Class IO 1.25%, 12/25/2042 (a)(b)	2,992
84,140	Series 2010-98, Class DI 5.00%, 09/25/2040 (a)	9,886
16,125	Series 2008-61, Class SB 5.85%, 07/25/2038 (a)(b)	2,213
3	Series 1992-77, Class K 1,008.00%, 05/25/2022 (a)	64
11,202	Federal National Mortgage Assoc. STRIPS Series 354, Class 1 0.00%, 12/25/2034 (c)	10,293
13,490	Series 362, Class 2 4.50%, 08/25/2035 (a)	2,213
11,715	Series 378, Class 1 4.50%, 01/25/2036 (a)	1,804
11,393	Series 387, Class 2 5.00%, 03/25/2038 (a)	1,850
7,930	Series 387, Class 1 5.00%, 05/25/2038 (a)	1,392
3,400	Series 346, Class 2 5.50%, 12/25/2033 (a)	676
8,504	Series 252, Class 2 7.50%, 11/25/2023 (a)	1,556

Principal Amount ($)		Value ($)

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
431	Series 237, Class 2 8.00%, 08/25/2023 (a)	105
2,234	Series 264, Class 2 8.00%, 07/25/2024 (a)	443
58	Series 12, Class 2 8.50%, 03/25/2017 (a)	5
140	Series 7, Class 2 8.50%, 04/25/2017 (a)	13
23	Series 28, Class 2 8.50%, 01/25/2018 (a)	2
257	Series 150, Class 2 8.50%, 07/25/2022 (a)	61
194	Series 163, Class 2 8.50%, 07/25/2022 (a)	13
410	Series 137, Class 2 9.00%, 05/25/2022 (a)	85
47,617	Government National Mortgage Assoc. Series 2011-51, Class NI 4.50%, 10/20/2037 (a)	3,921
48,655	Series 2010-101, Class GI 4.50%, 02/20/2038 (a)	5,115
50,958	Series 2010-130, Class PI 4.50%, 08/16/2039 (a)	6,542
19,736	Series 2010-75, Class KI 5.00%, 12/20/2035 (a)	527
29,732	Series 2010-42, Class IA 5.00%, 10/20/2037 (a)	2,457
152,920	Series 2010-20, Class SE 6.10%, 02/20/2040 (a)(b)	26,622
45,073	Series 2010-26, Class QS 6.10%, 02/20/2040 (a)(b)	8,356

	Total Agency Collateralized Mortgage Obligations (Cost $153,237)	126,869

AGENCY MORTGAGE-BACKED SECURITIES - 8.0%
290,823	Federal Home Loan Mortgage Corp. 4.00%, 05/01/2044	307,517
3,839	4.50%, 06/01/2033 - 02/01/2035 (d)	4,157
141,420	5.00%, 07/01/2035 - 06/01/2041 (d)	157,909
55,651	5.50%, 05/01/2020 - 04/01/2039 (d)	62,268
108,947	6.00%, 04/01/2017 - 11/01/2037 (d)	124,874
1,718	6.50%, 06/01/2029	1,944
16,765	7.00%, 10/01/2016 - 08/01/2036 (d)	18,970
815	7.50%, 09/01/2033	883
2,066	8.00%, 04/01/2030 - 11/01/2030 (d)	2,357
459	9.00%, 04/01/2016 - 06/01/2021 (d)	486
293	Federal National Mortgage Assoc. 2.10%, ARM (b)	295
1,242,158	3.00%, 02/01/2043 - 06/01/2043 (d)	1,228,543
115,000	3.00%, TBA (e)	113,374
337,321	3.50%, 11/01/2042 - 02/01/2043 (d)	346,293
370,000	3.50%, TBA (e)	378,209
587,716	4.00%, 05/01/2019 - 03/01/2044 (d)	621,336
798,836	4.50%, 05/01/2018 - 04/01/2041 (d)	863,501
262,237	5.00%, 07/01/2020 - 06/01/2041 (d)	292,389
222,498	5.50%, 06/01/2020 - 01/01/2039 (d)	247,576
179,945	6.00%, 02/01/2020 - 08/01/2035 (d)	206,060
22,566	6.50%, 02/01/2016 - 08/01/2034 (d)	24,731
2,468	7.00%, 10/01/2016 - 12/01/2033 (d)	2,592

36	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of September 30, 2014	Highland Total Return Fund

Principal Amount ($)		Value ($)

Bonds & Notes (continued)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
9,756	7.50%, 05/01/2015 - 12/01/2033 (d)	10,789
1,893	8.00%, 12/01/2015 - 01/01/2033 (d)	2,181
1,983	9.00%, 12/01/2017 - 12/01/2022 (d)	2,172
97,255	Government National Mortgage Assoc. 3.00%, 06/20/2043	98,119
254,199	3.50%, 05/20/2043	263,281
321,315	4.00%, 01/20/2041 - 04/20/2043 (d)	341,709
174,495	4.50%, 08/15/2033 - 03/20/2041 (d)	190,362
10,557	5.00%, 08/15/2033	11,730
15,039	6.00%, 07/15/2033 - 09/15/2036 (d)	17,316
28,499	6.50%, 02/15/2024 - 07/15/2036 (d)	32,527
6,920	7.00%, 04/15/2028 - 09/15/2036 (d)	7,616
181	8.00%, 09/15/2029 - 06/15/2030 (d)	186
5,947	8.50%, 10/15/2017	6,371
8,720	9.00%, 11/15/2016 - 12/15/2021 (d)	9,267

	Total Agency Mortgage-Backed Securities (Cost $5,861,202)	5,999,890

ASSET-BACKED SECURITIES - 0.0%
3	Bear Stearns Asset-Backed Securities Trust Series 2003-ABF1, Class A 0.90%, 01/25/2034 (b)	3
10,000	Ford Credit Auto Lease Trust Series 2013-A, Class C 1.28%, 06/15/2016	10,028

	Total Asset-Backed Securities (Cost $10,002)	10,031

CORPORATE BONDS & NOTES - 8.4%

ADVERTISING - 0.0%
18,000	CBS Outdoor Americas Capital LLC 5.63%, 02/15/2024 (f)(g)	18,090

AUTOMOBILES & COMPONENTS - 0.1%
19,000	American Axle & Manufacturing, Inc. 6.25%, 03/15/2021	19,855
6,000	7.75%, 11/15/2019	6,750
12,000	General Motors Co. 4.88%, 10/02/2023 (f)	12,750
15,000	Johnson Controls, Inc. 4.63%, 07/02/2044	14,703

		54,058

BANKS - 0.4%
102,000	Bank of America Corp. 2.00%, 01/11/2018 (f)	101,636
27,000	2.60%, 01/15/2019 (f)	26,964
27,000	4.10%, 07/24/2023 (f)	27,595
15,000	Bank of America Corp., MTN 1.70%, 08/25/2017 (f)	14,946
46,000	4.00%, 04/01/2024 (f)	46,534
44,000	U.S. Bancorp 3.44%, 02/01/2016	45,470
20,000	Wells Fargo & Co. 5.90%, 06/15/2024 (b)(f)(h)	20,425

Principal Amount ($)		Value ($)

BANKS (continued)
34,000	Wells Fargo & Co., MTN 4.10%, 06/03/2026 (f)	33,927

		317,497

CAPITAL GOODS - 0.3%
26,000	ABB Finance USA, Inc. 1.63%, 05/08/2017	26,166
15,000	Caterpillar, Inc. 4.30%, 05/15/2044 (f)	15,303
45,000	DigitalGlobe, Inc. 5.25%, 02/01/2021 (g)	43,425
28,000	Eaton Corp. 2.75%, 11/02/2022 (f)	27,045
31,000	Illinois Tool Works, Inc. 3.50%, 03/01/2024	31,566
8,000	JB Poindexter & Co., Inc. 9.00%, 04/01/2022 (f)(g)	8,630
29,000	John Deere Capital Corp., MTN 3.35%, 06/12/2024 (f)	29,256
23,000	Textron, Inc. 6.20%, 03/15/2015	23,582
23,000	Timken Co. (The) 3.88%, 09/01/2024 (g)	22,687

		227,660

COMMERCIAL & PROFESSIONAL SERVICES - 0.1%
6,000	ACCO Brands Corp. 6.75%, 04/30/2020 (f)	6,240
10,000	Catholic Health Initiatives 2.60%, 08/01/2018	10,145
9,000	4.35%, 11/01/2042 (f)	8,818
29,000	Pitney Bowes, Inc. 4.63%, 03/15/2024 (f)	29,451
27,000	United Rentals North America, Inc. 5.75%, 07/15/2018 (f)	28,283
12,000	6.13%, 06/15/2023 (f)	12,390

		95,327

CONSUMER DURABLES & APPAREL - 0.1%
30,000	KB Home 7.00%, 12/15/2021 (f)	31,350
45,000	Mattel, Inc. 2.35%, 05/06/2019 (f)	44,809
27,000	RSI Home Products, Inc. 6.88%, 03/01/2018 (f)(g)	28,283

		104,442

CONSUMER SERVICES - 0.0%
20,000	Vail Resorts, Inc. 6.50%, 05/01/2019	20,962

DIVERSIFIED FINANCIALS - 1.4%
78,000	Citigroup, Inc. 1.75%, 05/01/2018	76,976
46,000	5.50%, 09/13/2025 (f)	50,199
25,000	CNH Industrial Capital LLC 3.38%, 07/15/2019 (f)(g)	23,688
16,000	3.88%, 11/01/2015 (f)	16,180
150,000	Daimler Finance North America LLC 2.38%, 08/01/2018 (g)	151,969

See accompanying Notes to Financial Statements.	37

INVESTMENT PORTFOLIO (continued)

As of September 30, 2014	Highland Total Return Fund

Principal Amount ($)		Value ($)

Bonds & Notes (continued)

CORPORATE BONDS & NOTES (continued)

DIVERSIFIED FINANCIALS (continued)
12,000	General Motors Financial Co., Inc. 2.63%, 07/10/2017	12,062
19,000	3.00%, 09/25/2017 (f)	19,214
12,000	3.50%, 07/10/2019	12,103
32,000	4.38%, 09/25/2021 (f)	32,760
33,000	Goldman Sachs Group, Inc. (The) 2.38%, 01/22/2018 (f)	33,358
48,000	2.63%, 01/31/2019 (f)	47,906
21,000	2.90%, 07/19/2018 (f)	21,522
37,000	4.00%, 03/03/2024 (f)	37,309
18,000	Goldman Sachs Group, Inc. (The), MTN 4.80%, 07/08/2044 (f)	18,171
13,000	Hyundai Capital America 2.13%, 10/02/2017 (f)(g)	13,167
59,000	Jefferies Group LLC 5.13%, 01/20/2023 (f)	62,817
10,000	6.50%, 01/20/2043 (f)	11,087
46,000	JPMorgan Chase & Co. 3.88%, 09/10/2024 (f)	45,151
22,000	5.00%, 07/01/2019 (b)(h)	21,558
35,000	6.10%, 10/01/2024 (b)(h)	34,755
92,000	Morgan Stanley 2.13%, 04/25/2018 (f)	92,069
19,000	4.75%, 03/22/2017 (f)	20,430
28,000	4.88%, 11/01/2022 (f)	29,631
20,000	5.00%, 11/24/2025 (f)	20,943
45,000	Morgan Stanley, MTN 2.38%, 07/23/2019 (f)	44,318
35,000	4.10%, 05/22/2023 (f)	34,941
25,000	4.35%, 09/08/2026	24,627

		1,008,911

ENERGY - 0.9%
16,000	Anadarko Petroleum Corp. 6.20%, 03/15/2040	19,638
16,000	Chesapeake Energy Corp. 3.25%, 03/15/2016	16,060
14,000	Continental Resources, Inc. 4.90%, 06/01/2044	13,701
27,000	Denbury Resources, Inc. 6.38%, 08/15/2021 (f)	28,215
31,000	El Paso Pipeline Partners Operating Co. LLC 4.30%, 05/01/2024 (f)	30,952
30,000	Energy Transfer Equity LP 5.88%, 01/15/2024	30,525
22,000	Energy Transfer Partners LP 6.50%, 02/01/2042	25,135
30,000	Ensco PLC 4.50%, 10/01/2024 (f)	30,161
15,000	5.75%, 10/01/2044	15,261
10,000	Kerr-McGee Corp. 6.95%, 07/01/2024	12,607
25,000	Kinder Morgan Energy Partners LP 3.50%, 09/01/2023 (f)	23,785
16,000	5.50%, 03/01/2044	16,094

Principal Amount ($)		Value ($)

ENERGY (continued)
42,000	Kinder Morgan, Inc. 5.63%, 11/15/2023 (g)	44,835
15,000	Linn Energy LLC 6.25%, 11/01/2019 (f)	14,719
30,000	Marathon Petroleum Corp. 3.63%, 09/15/2024	29,426
22,000	4.75%, 09/15/2044 (f)	21,202
18,000	MEG Energy Corp. 6.50%, 03/15/2021 (f)(g)	18,540
	Newfield Exploration Co.
18,000	5.63%, 07/01/2024 (f)	19,350
36,000	5.75%, 01/30/2022 (f)	38,790
9,000	Plains Exploration & Production Co. 6.50%, 11/15/2020	9,879
22,000	Range Resources Corp. 5.75%, 06/01/2021 (f)	23,210
23,000	Regency Energy Partners LP 5.00%, 10/01/2022 (f)	22,684
	Rowan Cos., Inc.
23,000	4.75%, 01/15/2024 (f)	23,163
6,000	5.85%, 01/15/2044 (f)	5,926
30,000	Spectra Energy Partners LP 4.75%, 03/15/2024	32,237
13,000	Ultra Petroleum Corp. 6.13%, 10/01/2024 (f)(g)	12,480
27,000	Unit Corp. 6.63%, 05/15/2021	27,202
9,000	Williams Cos., Inc. (The) 4.55%, 06/24/2024 (f)	8,921
15,000	5.75%, 06/24/2044 (f)	14,790
11,000	8.75%, 03/15/2032	13,993
27,000	WPX Energy, Inc. 5.25%, 01/15/2017 (f)	28,215

		671,696

FOOD & STAPLES RETAILING - 0.3%
75,000	American Seafoods Group LLC 10.75%, 05/15/2016 (g)	73,312
43,000	Aramark Services, Inc. 5.75%, 03/15/2020 (f)	44,290
45,000	CVS Health Corp. 2.25%, 08/12/2019	44,594
19,000	Ingles Markets, Inc. 5.75%, 06/15/2023	19,143
9,000	Land O’ Lakes, Inc. 6.00%, 11/15/2022 (g)	9,663
30,000	Sysco Corp. 2.35%, 10/02/2019 (i)	30,036
20,000	3.50%, 10/02/2024 (i)	20,096
10,000	4.35%, 10/02/2034 (i)	10,179

		251,313

FOOD, BEVERAGE & TOBACCO - 0.3%
14,000	Altria Group, Inc. 2.95%, 05/02/2023 (f)	13,370
14,000	4.50%, 05/02/2043 (f)	13,268
55,000	Anheuser-Busch InBev Worldwide, Inc. 2.50%, 07/15/2022 (f)	52,063
17,000	Archer-Daniels-Midland Co. 4.02%, 04/16/2043 (f)	16,267

38	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of September 30, 2014	Highland Total Return Fund

Principal Amount ($)		Value ($)

Bonds & Notes (continued)

CORPORATE BONDS & NOTES (continued)

FOOD, BEVERAGE & TOBACCO (continued)
27,000	Constellation Brands, Inc. 7.25%, 09/01/2016 (f)	29,632
17,000	Diageo Investment Corp. 2.88%, 05/11/2022	16,694
17,000	JBS USA LLC 5.88%, 07/15/2024 (g)	16,362
14,000	Philip Morris International, Inc. 4.13%, 03/04/2043 (f)	13,272
15,000	Tyson Foods, Inc. 2.65%, 08/15/2019	15,045
10,000	3.95%, 08/15/2024 (f)	10,037
10,000	5.15%, 08/15/2044	10,388

		206,398

HEALTHCARE EQUIPMENT & SERVICES - 0.5%
23,000	Ascension Health, Inc. 4.85%, 11/15/2053	25,691
58,000	Express Scripts Holding Co. 2.25%, 06/15/2019	57,251
14,000	Fresenius Medical Care U.S. Finance, Inc. 5.75%, 02/15/2021 (f)(g)	14,840
50,000	HCA, Inc. 4.75%, 05/01/2023 (f)	49,000
44,000	6.50%, 02/15/2020 (f)	48,180
30,000	Humana, Inc. 3.85%, 10/01/2024	30,042
10,000	Memorial Sloan-Kettering Cancer Center 4.13%, 07/01/2052	9,712
30,000	Owens & Minor, Inc. 3.88%, 09/15/2021	30,082
50,000	Tenet Healthcare Corp. 4.75%, 06/01/2020 (f)	49,875
30,000	6.00%, 10/01/2020 (f)	31,800
32,000	WellPoint, Inc. 3.30%, 01/15/2023 (f)	31,695

		378,168

HOUSEHOLD & PERSONAL PRODUCTS—0.1%
56,000	Revlon Consumer Products Corp. 5.75%, 02/15/2021 (f)	55,160

INDUSTRIALS - 0.1%
12,000	Crown Americas LLC 4.50%, 01/15/2023 (f)	11,400
30,000	Tyco Electronics Group SA 2.35%, 08/01/2019	29,968

		41,368

INSURANCE - 0.4%
18,000	Allstate Corp. (The) 5.75%, 08/15/2053 (b)	19,204
13,000	American International Group, Inc. 3.38%, 08/15/2020 (f)	13,407
39,000	Berkshire Hathaway Finance Corp. 2.90%, 10/15/2020 (f)	39,697

Principal Amount ($)		Value ($)

INSURANCE (continued)
66,000	Berkshire Hathaway, Inc. 4.50%, 02/11/2043 (f)	67,285
21,000	CNA Financial Corp. 5.88%, 08/15/2020	23,979
7,000	Everest Reinsurance Holdings, Inc. 4.87%, 06/01/2044	7,015
31,000	Liberty Mutual Group, Inc. 4.25%, 06/15/2023 (g)	31,740
30,000	Marsh & McLennan Cos., Inc. 3.50%, 03/10/2025 (f)	29,566
12,000	MetLife, Inc. 4.72%, 12/15/2044	12,112
9,000	Prudential Financial, Inc. 5.63%, 06/15/2043 (b)	9,425
30,000	Teachers Insurance & Annuity Association of America 4.90%, 09/15/2044 (f)(g)	30,694

		284,124

MATERIALS - 0.3%
5,000	Alcoa, Inc. 5.13%, 10/01/2024	5,016
15,000	CF Industries, Inc. 5.38%, 03/15/2044 (f)	15,756
60,000	Dow Chemical Co. (The) 3.50%, 10/01/2024	58,646
30,000	4.25%, 10/01/2034	28,981
12,000	Freeport-McMoRan Copper & Gold, Inc. 5.45%, 03/15/2043 (f)	12,280
28,000	Hexion U.S. Finance Corp. 6.63%, 04/15/2020	28,280
27,000	Huntsman International LLC 4.88%, 11/15/2020	26,730
14,000	Monsanto Co. 3.38%, 07/15/2024	13,956
9,000	4.70%, 07/15/2064	9,001
12,000	Newmont Mining Corp. 4.88%, 03/15/2042	10,152
19,000	Steel Dynamics, Inc. 5.13%, 10/01/2021 (f)(g)	19,285

		228,083

MEDIA - 0.4%
12,000	21st Century Fox America, Inc. 6.65%, 11/15/2037	15,091
23,000	CBS Corp. 3.70%, 08/15/2024 (f)	22,760
15,000	4.90%, 08/15/2044	14,885
33,000	Cequel Communications Holdings I LLC 5.13%, 12/15/2021 (g)	31,721
6,000	5.13%, 12/15/2021 (f)(g)	5,775
15,000	Comcast Corp. 4.20%, 08/15/2034	14,921
15,000	4.75%, 03/01/2044 (f)	15,889
6,000	COX Communications, Inc. 4.70%, 12/15/2042 (g)	5,809
24,000	DIRECTV Holdings LLC 4.45%, 04/01/2024 (f)	25,043
12,000	5.15%, 03/15/2042	12,178

See accompanying Notes to Financial Statements.	39

INVESTMENT PORTFOLIO (continued)

As of September 30, 2014	Highland Total Return Fund

Principal Amount ($)		Value ($)

Bonds & Notes (continued)

CORPORATE BONDS & NOTES (continued)

MEDIA (continued)
30,000	Lamar Media Corp. 5.00%, 05/01/2023	29,025
13,000	Omnicom Group, Inc. 3.63%, 05/01/2022	13,213
20,000	Time Warner Cable, Inc. 5.88%, 11/15/2040	23,617
9,000	6.55%, 05/01/2037 (f)	11,390
21,000	Time Warner, Inc. 5.35%, 12/15/2043	22,701
19,000	Time, Inc. 5.75%, 04/15/2022 (f)(g)	18,240
30,000	WPP Finance 2010 3.75%, 09/19/2024 (f)	29,649

		311,907

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.3%
25,000	AbbVie, Inc. 1.75%, 11/06/2017 (f)	24,933
18,000	2.00%, 11/06/2018 (f)	17,740
44,000	Amgen, Inc. 2.20%, 05/22/2019	43,562
10,000	Endo Finance LLC & Endo Finco, Inc. 5.38%, 01/15/2023 (f)(g)	9,575
30,000	Forest Laboratories, Inc. 5.00%, 12/15/2021 (g)	32,115
24,000	Gilead Sciences, Inc. 4.80%, 04/01/2044	25,324
14,000	Mylan, Inc. 5.40%, 11/29/2043	14,893
10,000	7.88%, 07/15/2020 (g)	10,910
15,000	Valeant Pharmaceuticals International 6.38%, 10/15/2020 (g)	15,469

		194,521

REAL ESTATE - 0.3%
22,000	American Campus Communities Operating Partnership LP 4.13%, 07/01/2024	22,106
49,000	American Tower Corp. 3.40%, 02/15/2019	50,112
8,000	3.50%, 01/31/2023 (f)	7,619
46,000	Corporate Office Properties LP 3.60%, 05/15/2023	44,076
15,000	3.70%, 06/15/2021	14,835
18,000	ERP Operating LP 4.50%, 07/01/2044	17,797
30,000	Iron Mountain, Inc. 6.00%, 08/15/2023 (f)	30,900
15,000	Kilroy Realty LP Co. 4.25%, 08/15/2029	14,864
25,000	National Retail Properties, Inc. 3.90%, 06/15/2024 (f)	25,112

		227,421

Principal Amount ($)		Value ($)

RETAILING - 0.4%
15,000	Bed Bath & Beyond, Inc. 3.75%, 08/01/2024 (f)	14,891
4,000	4.92%, 08/01/2034	3,987
21,000	5.17%, 08/01/2044 (f)	20,609
30,000	Dollar General Corp. 1.88%, 04/15/2018	28,918
32,000	4.13%, 07/15/2017 (f)	33,443
18,000	Glencore Funding LLC 2.50%, 01/15/2019 (f)(g)	17,638
32,000	4.13%, 05/30/2023 (f)(g)	31,728
32,000	4.63%, 04/29/2024 (g)	32,384
30,000	L Brands, Inc. 5.63%, 02/15/2022 (f)	31,425
33,000	Target Corp. 3.50%, 07/01/2024 (f)	33,099
20,000	Tops Holding Corp. 8.88%, 12/15/2017	20,950
25,000	Wal-Mart Stores, Inc. 3.30%, 04/22/2024 (f)	25,335
31,000	4.30%, 04/22/2044	31,313

		325,720

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.0%
16,000	Xilinx, Inc. 2.13%, 03/15/2019	15,918

SOFTWARE & SERVICES - 0.1%
58,000	Oracle Corp. 2.25%, 10/08/2019 (f)	57,801
22,000	3.63%, 07/15/2023 (f)	22,621
14,000	4.50%, 07/08/2044 (f)	14,207

		94,629

TECHNOLOGY HARDWARE & EQUIPMENT - 0.3%
46,000	Apple, Inc. 2.85%, 05/06/2021 (f)	46,132
31,000	3.45%, 05/06/2024 (f)	31,346
6,000	Brocade Communications Systems, Inc. 4.63%, 01/15/2023	5,790
64,000	Hewlett-Packard Co. 2.75%, 01/14/2019 (f)	65,067
30,000	Motorola Solutions, Inc. 4.00%, 09/01/2024 (f)	29,343
16,000	Viasystems, Inc. 7.88%, 05/01/2019 (g)	16,840

		194,518

TELECOMMUNICATION SERVICES - 0.5%
45,000	AT&T, Inc. 2.38%, 11/27/2018 (f)	45,466
19,000	4.35%, 06/15/2045 (f)	17,535
17,000	4.80%, 06/15/2044	16,815
33,000	Frontier Communications Corp. 7.13%, 03/15/2019 (f)	35,805
19,000	Hughes Satellite Systems Corp. 6.50%, 06/15/2019	20,282
29,000	Intelsat Jackson Holdings SA 5.50%, 08/01/2023 (f)	27,804

40	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of September 30, 2014	Highland Total Return Fund

Principal Amount ($)		Value ($)

Bonds & Notes (continued)

CORPORATE BONDS & NOTES (continued)

TELECOMMUNICATION SERVICES (continued)
21,000	L-3 Communications Corp. 1.50%, 05/28/2017	20,860
11,000	3.95%, 05/28/2024 (f)	10,936
18,000	Sprint Corp. 7.25%, 09/15/2021 (g)	18,787
20,000	T-Mobile USA, Inc. 6.25%, 04/01/2021	20,275
73,000	Verizon Communications, Inc. 1.35%, 06/09/2017 (f)	72,677
9,000	5.05%, 03/15/2034 (f)	9,553
33,000	5.15%, 09/15/2023 (f)	36,570
18,000	6.55%, 09/15/2043 (f)	22,522
27,000	Windstream Corp. 6.38%, 08/01/2023	26,156

		402,043

TRANSPORTATION - 0.1%
20,000	AP Moeller - Maersk AS 2.55%, 09/22/2019 (g)	20,072
20,000	3.75%, 09/22/2024 (f)(g)	20,094
15,000	CSX Corp. 4.50%, 08/01/2054	14,715
37,000	Ryder System, Inc., MTN 2.45%, 09/03/2019	36,835

		91,716

UTILITIES - 0.7%
15,000	Arizona Public Service Co. 6.25%, 08/01/2016	16,445
18,000	Calpine Corp. 5.75%, 01/15/2025 (f)	17,505
22,000	5.88%, 01/15/2024 (g)	22,880
15,000	CMS Energy Corp. 4.88%, 03/01/2044	15,688
24,000	Dominion Resources, Inc. 1.95%, 08/15/2016	24,408
27,000	Duke Energy Corp. 1.63%, 08/15/2017 (f)	27,126
22,000	3.75%, 04/15/2024 (f)	22,599
34,000	Exelon Corp. 4.90%, 06/15/2015 (f)	34,999
18,000	Florida Power & Light Co. 4.13%, 02/01/2042 (f)	18,164
40,000	MidAmerican Energy Holdings Co. 6.13%, 04/01/2036 (f)	49,662
43,000	NextEra Energy Capital Holdings, Inc. 2.60%, 09/01/2015	43,773
29,000	Northeast Utilities 1.45%, 05/01/2018	28,563
46,000	Pacific Gas & Electric Co. 3.40%, 08/15/2024 (f)	45,759
17,000	PacifiCorp 6.25%, 10/15/2037 (f)	22,144
42,000	Public Service Electric & Gas Co., MTN 2.38%, 05/15/2023	39,918
40,000	Southern Co. (The) 2.45%, 09/01/2018 (f)	40,724

Principal Amount ($)		Value ($)

UTILITIES (continued)
15,000	Tampa Electric Co. 4.35%, 05/15/2044	15,496

		485,853

	Total Corporate Bonds & Notes (Cost $6,246,006)	6,307,503

FOREIGN CORPORATE BONDS & NOTES - 2.3%

BANKS - 0.9%
200,000	Barclays Bank PLC 2.25%, 05/10/2017 (g)	205,064
43,000	Corp. Andina de Fomento 4.38%, 06/15/2022	46,107
125,000	European Investment Bank 0.88%, 12/15/2014	125,185
115,000	KFW 2.00%, 10/04/2022	111,122
15,000	4.50%, 07/16/2018	16,636
58,000	Macquarie Bank, Ltd. 2.60%, 06/24/2019 (f)(g)	58,017
100,000	National Agricultural Cooperative Federation 4.25%, 01/28/2016 (g)	103,830
46,000	Royal Bank of Canada 1.20%, 09/19/2018 (f)	45,789

		711,750

CAPITAL GOODS - 0.2%
18,000	Bombardier, Inc. 4.75%, 04/15/2019 (f)(g)	17,977
31,000	6.00%, 10/15/2022 (f)(g)	30,884
61,000	7.75%, 03/15/2020 (f)(g)	66,807

		115,668

CONSUMER SERVICES - 0.0%
15,000	NCL Corp., Ltd. 5.00%, 02/15/2018 (f)	15,225

DIVERSIFIED FINANCIALS - 0.1%
38,000	Invesco Finance PLC 3.13%, 11/30/2022 (f)	37,573

ENERGY - 0.6%
14,000	BP Capital Markets PLC 1.38%, 05/10/2018	13,761
32,000	3.81%, 02/10/2024 (f)	32,455
7,000	Ecopetrol SA 5.88%, 05/28/2045 (f)	7,122
15,000	Enbridge, Inc. 4.50%, 06/10/2044 (f)	14,664
100,000	Korea National Oil Corp. 2.88%, 11/09/2015 (g)	102,053
15,000	Nexen, Inc. 6.40%, 05/15/2037	18,338
28,000	Petrobras International Finance Co. 3.50%, 02/06/2017 (f)	28,557
17,000	3.88%, 01/27/2016 (f)	17,442
14,000	Petroleos Mexicanos 3.50%, 01/30/2023	13,447

See accompanying Notes to Financial Statements.	41

INVESTMENT PORTFOLIO (continued)

As of September 30, 2014	Highland Total Return Fund

Principal Amount ($)		Value ($)

Bonds & Notes (continued)

FOREIGN CORPORATE BONDS & NOTES (continued)

ENERGY (continued)
49,000	Shell International Finance BV 3.40%, 08/12/2023 (f)	49,891
48,000	Statoil ASA 3.70%, 03/01/2024 (f)	49,846
16,000	4.80%, 11/08/2043 (f)	17,407
12,000	Talisman Energy, Inc. 6.25%, 02/01/2038 (f)	13,430
25,000	Weatherford International, Ltd. 5.95%, 04/15/2042	26,946
7,000	6.75%, 09/15/2040 (f)	8,224

		413,583

FOOD, BEVERAGE & TOBACCO - 0.0%
28,000	Diageo Capital PLC 1.13%, 04/29/2018 (f)	27,377

INSURANCE - 0.0%
17,000	AXIS Specialty Finance PLC 5.15%, 04/01/2045 (f)	17,727
15,000	XLIT, Ltd. 5.25%, 12/15/2043	16,623

		34,350

MATERIALS - 0.2%
10,000	Agrium, Inc. 4.90%, 06/01/2043	10,187
16,000	BHP Billiton Finance USA, Ltd. 5.00%, 09/30/2043	17,622
16,000	Kinross Gold Corp. 5.95%, 03/15/2024 (f)(g)	16,304
5,000	6.88%, 09/01/2041 (f)	5,120
29,000	Teck Resources, Ltd. 3.75%, 02/01/2023	27,342
14,000	5.40%, 02/01/2043 (f)	13,079
23,000	Yamana Gold, Inc. 4.95%, 07/15/2024 (f)(g)	22,940

		112,594

MEDIA - 0.0%
27,000	Cogeco Cable, Inc. 4.88%, 05/01/2020 (g)	26,899

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.1%
35,000	Actavis Funding SCS 1.30%, 06/15/2017 (g)	34,369
15,000	4.85%, 06/15/2044 (f)(g)	14,146
23,000	Valeant Pharmaceuticals International, Inc. 6.75%, 08/15/2018 (g)	24,323

		72,838

TECHNOLOGY HARDWARE & EQUIPMENT - 0.0%
23,000	Seagate HDD Cayman 4.75%, 01/01/2025 (g)	23,000

Principal Amount ($)		Value ($)

TELECOMMUNICATION SERVICES - 0.1%
100,000	America Movil SAB de CV 5.00%, 03/30/2020	109,931

UTILITIES - 0.1%
64,000	Electricite de France SA 2.15%, 01/22/2019 (f)(g)	63,887

	Total Foreign Corporate Bonds & Notes (Cost $1,743,704)	1,764,675

MUNICIPAL BONDS & NOTES - 0.2%
15,000	American Municipal Power, Inc. OH 6.27%, 02/15/2050	18,422
25,000	Denver City & County School District No 1, CO 4.24%, 12/15/2037	24,294
28,000	Municipal Electric Authority of Georgia 6.64%, 04/01/2057	35,144
10,000	New Jersey Transportation Trust Fund Authority 6.88%, 12/15/2039	11,147
35,000	Port Authority of New York & New Jersey 4.46%, 10/01/2062	34,928
20,000	South Carolina State Public Service Authority 6.45%, 01/01/2050	26,344
25,000	State of California 5.70%, 11/01/2021	29,453

	Total Municipal Bonds & Notes (Cost $162,602)	179,732

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS - 0.2%
43,000	American Tower Trust I Series 13, Class 1A 1.55%, 03/15/2043 (g)	42,337
225	Collateralized Mortgage Obligation Trust Series 55, Class B 0.00%, 11/01/2018 (c)	225
15,362	Credit Suisse First Boston Mortgage Securities Corp. Series 2005-9, Class CB1 5.22%, 10/25/2035 (b)	—
15,000	GS Mortgage Securities Trust 4.26%, 04/10/2047	15,805
54,000	4.53%, 09/10/2047	48,752
9,659	MASTR Alternative Loan Trust Series 2003-5, Class 15AX 5.00%, 08/25/2018 (a)	744
55,000	Morgan Stanley Capital I Trust Series 2005-T17, Class AJ 4.84%, 12/13/2041 (b)	55,389
69,749	Wells Fargo Mortgage-Backed Securities Trust Series 2006-3, Class B1 5.50%, 03/25/2036	2,229

	Total Non-Agency Collateralized Mortgage Obligations (Cost $244,865)	165,481

42	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of September 30, 2014	Highland Total Return Fund

Principal Amount ($)		Value ($)

Bonds & Notes (continued)

NON-AGENCY COLLATERALIZED MORTGAGE-BACKED SECURITIES - 1.5%
55,000	Banc of America Commercial Mortgage Trust Series 2007-1, Class AMFX 5.48%, 01/15/2049 (b)	57,896
10,000	Series 2006-4, Class AM 5.68%, 07/10/2046	10,778
20,000	Series 2008-1, Class A4 6.43%, 02/10/2051 (b)	22,365
11,897	Banc of America Merrill Lynch Commercial Mortgage, Inc. Series 2014-520M, Class A 4.33%, 08/15/2046 (b)(g)	12,350
39,765	Series 2005-6, Class A4 5.35%, 09/10/2047 (b)	40,963
30,000	Series 2005-1, Class AJ 5.47%, 11/10/2042 (b)	30,425
29,449	Bear Stearns Commercial Mortgage Securities Trust Series 2005-T18, Class A4 4.93%, 02/13/2042 (b)	29,605
25,000	Series 2006-T22, Class AJ 5.76%, 04/12/2038 (b)	26,418
30,000	Series 2007-PW18, Class AMA 6.09%, 06/11/2050 (b)	33,483
30,000	Citigroup Commercial Mortgage Trust Series 2014-GC23, Class D 4.66%, 07/10/2047 (b)(g)	27,126
20,000	Commercial Mortgage Pass-Through Certificates Series 2014-CR14, Class AM 4.53%, 02/10/2047 (b)	21,474
15,000	Series 2014-CR19, Class C 4.88%, 08/10/2047 (b)	15,332
20,000	Series 2005-LP5, Class A4 4.98%, 05/10/2043 (b)	20,253
55,000	Credit Suisse Commercial Mortgage Trust Series 2006-C1, Class AJ 5.64%, 02/15/2039 (b)	57,706
30,000	GS Mortgage Securities Trust Series 2011-GC5, Class A2 3.00%, 08/10/2044	30,953
10,000	Series 2011-GC5, Class B 5.47%, 08/10/2044 (b)(g)	11,111
25,923	JP Morgan Chase Commercial Mortgage Securities Trust Series 2005-CB11, Class A4 5.34%, 08/12/2037 (b)	26,213
58,014	Series 2007-CB18, Class A4 5.44%, 06/12/2047	62,539
15,000	JPMBB Commercial Mortgage Securities Trust Series 2013-C12, Class AS 4.16%, 07/15/2045 (b)	15,651
20,000	Series 2014-C18, Class C 4.97%, 02/15/2047 (b)	20,798

Principal Amount ($)		Value ($)

NON-AGENCY COLLATERALIZED MORTGAGE-BACKED SECURITIES (continued)
60,000	Series 2013-C17, Class C 5.05%, 01/15/2047 (b)	62,857
15,000	Series 2013-C15, Class C 5.25%, 11/15/2045 (b)	16,038
8,975	JPMCC Commercial Mortgage Pass-Through Certificates Series 2005-LDP1, Class A4 5.04%, 03/15/2046 (b)	8,998
128,549	LB-UBS Commercial Mortgage Trust Series 2004-C8, Class XCL 0.87%, 12/15/2039 (a)(b)(g)	268
20,385	Series 2005-C5, Class A4 4.95%, 09/15/2030	20,738
40,000	Series 2006-C1, Class A4 5.16%, 02/15/2031	41,474
9,656	Series 2006-C4, Class A4 6.03%, 06/15/2038 (b)	10,282
40,000	Series 2007-C6, Class AMFL 6.11%, 07/15/2040 (g)	43,831
35,000	Series 2007-C6, Class AM 6.11%, 07/15/2040 (b)	38,342
55,000	ML-CFC Commercial Mortgage Trust Series 2006-3, Class AM 5.46%, 07/12/2046 (b)	58,939
29,000	Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C10, Class C 4.22%, 07/15/2046 (b)	28,780
20,000	Morgan Stanley Capital I Trust Series 2006-T21, Class A4 5.16%, 10/12/2052 (b)	20,720
25,000	Series 2006-T21, Class AJ 5.27%, 10/12/2052 (b)	26,037
20,000	Series 2006-IQ11, Class B 5.83%, 10/15/2042 (b)	18,870
20,000	Series 2006-T23, Class A4 5.98%, 08/12/2041 (b)	21,341
30,000	Series 2007-IQ16, Class AMA 6.29%, 12/12/2049 (b)	33,200
17,391	WF-RBS Commercial Mortgage Trust Series 2014-C22, Class D 3.91%, 09/15/2057 (b)(g)	14,773
20,000	Series 2013-C17, Class AS 4.26%, 12/15/2046	21,058
40,000	Series 2014-LC14, Class AS 4.35%, 03/15/2047 (b)	42,338
20,000	Series 2014-C19, Class B 4.72%, 03/15/2047 (b)	21,198
10,000	Series 2013-C17, Class D 5.30%, 12/15/2046 (b)(g)	9,942

	Total Non-Agency Collateralized Mortgage-Backed Securities (Cost $1,128,239)	1,133,463

SOVEREIGN BONDS - 0.1%
10,000	Chile Government International Bond 3.63%, 10/30/2042	8,825
16,000	Mexico Government International Bond 4.00%, 10/02/2023	16,556

See accompanying Notes to Financial Statements.	43

INVESTMENT PORTFOLIO (continued)

As of September 30, 2014	Highland Total Return Fund

Principal Amount ($)		Value ($)

Bonds & Notes (continued)

SOVEREIGN BONDS (continued)
42,000	Mexico Government International Bond, MTN 4.75%, 03/08/2044	41,895

	Total Sovereign Bonds (Cost $66,738)	67,276

U.S. TREASURIES - 8.6%
389,700	U.S. Treasury Bonds 3.38%, 05/15/2044 (f)	402,426
1,120,700	4.50%, 02/15/2036	1,383,715
119,600	4.50%, 05/15/2038	147,921
1,502,400	U.S. Treasury Notes 0.50%, 06/30/2016 (f)	1,503,398
31,000	0.50%, 08/31/2016 (f)	30,970
351,200	0.75%, 01/15/2017	351,022
853,900	1.00%, 09/30/2016	860,404
76,000	1.00%, 09/15/2017	75,884
1,070,600	1.63%, 06/30/2019 (f)	1,065,038
611,800	2.50%, 05/15/2024	612,254

	Total U.S. Treasuries (Cost $6,348,337)	6,433,032

	Total Bonds & Notes (Cost $21,964,932)	22,187,952

Shares

Domestic Equity - 29.5%

COMMON STOCKS - 29.5%

AUTOMOBILES & COMPONENTS - 0.2%
8,942	Ford Motor Co. (f)	132,252
471	TRW Automotive Holdings Corp. (j)	47,689

		179,941

BANKS - 1.0%
8,353	Bank of America Corp. (f)	142,418
28,472	Regions Financial Corp. (f)	285,859
6,000	Wells Fargo & Co.	311,220

		739,497

CAPITAL GOODS - 1.4%
1,000	Boeing Co. (The) (f)	127,380
1,647	Dover Corp. (f)	132,304
2,788	General Dynamics Corp. (f)	354,327
1,235	Hexcel Corp. (f)(j)	49,029
4,400	Honeywell International, Inc. (f)	409,728

		1,072,768

CONSUMER SERVICES - 0.2%
2,118	Las Vegas Sands Corp. (f)	131,761

DIVERSIFIED FINANCIALS - 3.8%
4,059	American Express Co. (f)	355,325
3,118	Ameriprise Financial, Inc. (f)	384,699
5,412	Charles Schwab Corp. (The) (f)	159,059
9,059	Citigroup, Inc. (f)	469,437
3,694	CME Group, Inc. (f)	295,354

Shares		Value ($)

DIVERSIFIED FINANCIALS (continued)
9,460	JPMorgan Chase & Co. (f)	569,870
2,235	McGraw Hill Financial, Inc. (f)	188,746
5,953	State Street Corp. (f)	438,200

		2,860,690

ENERGY - 2.9%
800	Anadarko Petroleum Corp. (f)	81,152
1,941	Cameron International Corp. (f)(j)	128,843
2,494	Chevron Corp. (f)	297,584
5,612	Exxon Mobil Corp. (f)	527,809
5,000	Halliburton Co. (f)	322,550
3,388	Hess Corp.	319,556
4,588	Marathon Oil Corp. (f)	172,463
3,753	Occidental Petroleum Corp.	360,851

		2,210,808

FOOD & STAPLES RETAILING - 0.3%
2,706	CVS Health Corp.	215,371

FOOD, BEVERAGE & TOBACCO - 2.0%
6,518	Archer-Daniels-Midland Co. (f)	333,070
7,847	Coca-Cola Enterprises, Inc. (f)	348,093
8,589	Mondelez International, Inc., Class A (f)	294,302
5,518	PepsiCo, Inc.	513,670

		1,489,135

HEALTHCARE EQUIPMENT & SERVICES - 1.3%
4,236	Abbott Laboratories (f)	176,175
27,649	Boston Scientific Corp. (f)(j)	326,535
1,824	Cardinal Health, Inc. (f)	136,654
894	Cooper Cos., Inc. (The) (f)	139,240
2,353	Express Scripts Holding Co. (f)(j)	166,192
706	Stryker Corp. (f)	57,010

		1,001,806

HOUSEHOLD & PERSONAL PRODUCTS - 0.1%
471	Energizer Holdings, Inc. (f)	58,032

INSURANCE - 1.4%
8,659	American International Group, Inc. (f)	467,759
3,530	Genworth Financial, Inc., Class A (f)(j)	46,243
11,589	Hartford Financial Services Group, Inc. (The) (f)	431,691
2,353	MetLife, Inc. (f)	126,403

		1,072,096

MATERIALS - 0.4%
2,471	Monsanto Co. (f)	278,012
212	PPG Industries, Inc. (f)	41,709

		319,721

MEDIA - 1.6%
1,882	CBS Corp., Class B (f)	100,687
4,353	Comcast Corp., Class A (f)	234,104
3,953	Comcast Corp., Special Class A (f)	211,486
4,071	Discovery Communications, Inc., Class C (f)(j)	151,767
3,600	Time Warner, Inc. (f)	270,756

44	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of September 30, 2014	Highland Total Return Fund

Shares		Value ($)

Domestic Equity (continued)

COMMON STOCKS (continued)

MEDIA (continued)
235	Tribune Media Co., Class A (j)	15,463
2,000	Walt Disney Co. (The) (f)	178,060

		1,162,323

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 3.5%
988	Alexion Pharmaceuticals, Inc. (f)(j)	163,830
5,294	Amgen, Inc. (f)	743,595
3,741	Gilead Sciences, Inc. (f)(j)	398,230
4,306	Johnson & Johnson (f)	458,977
5,365	Merck & Co., Inc. (f)	318,037
1,412	PerkinElmer, Inc. (f)	61,563
17,295	Pfizer, Inc. (f)	511,413

		2,655,645

REAL ESTATE - 0.6%
4,530	American Tower Corp., REIT	424,144

RETAILING - 1.8%
588	Amazon.com, Inc. (f)(j)	189,595
153	AutoZone, Inc. (f)(j)	77,978
3,647	Dick’s Sporting Goods, Inc. (f)	160,030
2,941	Dollar General Corp. (j)	179,725
8,412	Lowe’s Cos., Inc.	445,163
1,741	Macy’s, Inc. (f)	101,291
2,941	Target Corp. (f)	184,342

		1,338,124

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.2%
647	Analog Devices, Inc. (f)	32,020
4,118	Applied Materials, Inc. (f)	88,990

		121,010

SOFTWARE & SERVICES - 1.9%
3,953	eBay, Inc. (f)(j)	223,858
1,247	Facebook, Inc., Class A (f)(j)	98,563
569	Google, Inc., Class A (f)(j)	334,805
259	Google, Inc., Class C (f)(j)	149,536
2,118	Intuit, Inc. (f)	185,643
1,235	Microsoft Corp. (f)	57,255
1,882	Oracle Corp. (f)	72,043
1,318	Visa, Inc., Class A (f)	281,222

		1,402,925

TECHNOLOGY HARDWARE & EQUIPMENT - 3.6%
5,930	Apple, Inc. (f)(k)	597,448
19,578	Cisco Systems, Inc. (f)	492,778
22,001	EMC Corp. (f)	643,749
12,118	Hewlett-Packard Co. (f)	429,826
7,377	QUALCOMM, Inc.	551,578

		2,715,379

TELECOMMUNICATION SERVICES - 0.4%
5,647	Verizon Communications, Inc. (f)	282,293

Shares		Value ($)

TRANSPORTATION - 0.3%
1,177	CSX Corp. (f)	37,735
2,941	Delta Air Lines, Inc. (f)	106,317
1,177	United Parcel Service, Inc., Class B (f)	115,687

		259,739

UTILITIES - 0.6%
12,059	AES Corp. (f)	170,997
5,059	Calpine Corp. (f)(j)	109,780
941	NextEra Energy, Inc. (f)	88,341
3,130	NRG Energy, Inc.	95,402

		464,520

	Total Common Stocks (Cost $18,098,471)	22,177,728

PREFERRED STOCKS - 0.0%

BANKS - 0.0%
946	Wells Fargo & Co.	24,239

	Total Preferred Stocks (Cost $23,650)	24,239

	Total Domestic Equity (Cost $18,122,121)	22,201,967

Foreign Equity - 25.2%

COMMON STOCKS - 24.8%

AUTOMOBILES & COMPONENTS - 1.0%
941	Continental AG	178,279
8,800	Mazda Motor Corp.	221,319
5,876	Toyota Motor Corp.	345,676

		745,274

BANKS - 2.5%
84,394	Barclays PLC	310,416
3,943	BNP Paribas SA	261,731
14,356	Credit Agricole SA	216,430
11,522	Grupo Financiero Banorte S.A.B. de C.V.	73,789
15,151	HSBC Holdings PLC	153,954
4,188	ICICI Bank, Ltd., ADR (f)	205,631
83,348	Intesa Sanpaolo SpA	251,644
39,900	Mitsubishi UFJ Financial Group, Inc.	224,824
5,000	Sumitomo Mitsui Financial Group, Inc. (f)	203,685

		1,902,104

CAPITAL GOODS - 3.3%
6,392	ABB, Ltd. (j)	142,867
3,398	Assa Abloy AB, Class B	174,799
5,365	Eaton Corp. PLC (f)	339,980
3,486	European Aeronautic Defence and Space Co. NV	219,166
1,700	FANUC Corp.	307,393
27,000	Hitachi, Ltd.	206,243
6,557	Larsen & Toubro, Ltd. GDR	153,932
35,000	Mitsubishi Heavy Industries, Ltd.	225,283
4,400	Nidec Corp. (f)	297,285
4,189	Safran SA	271,631

See accompanying Notes to Financial Statements.	45

INVESTMENT PORTFOLIO (continued)

As of September 30, 2014	Highland Total Return Fund

Shares		Value ($)

Foreign Equity (continued)

COMMON STOCKS (continued)

CAPITAL GOODS (continued)
1,791	Schneider Electric SA	137,432

		2,476,011

COMMERCIAL & PROFESSIONAL SERVICES - 0.4%
7,724	Capita PLC	145,407
6,438	Experian PLC	102,302
1,647	Nielsen Holdings NV	73,012

		320,721

CONSUMER DURABLES & APPAREL - 0.3%
2,352	Luxottica Group SpA	122,271
234	Swatch Group AG (The)	110,799

		233,070

CONSUMER SERVICES - 0.2%
24,449	Sands China, Ltd.	127,542

DIVERSIFIED FINANCIALS - 0.6%
10,765	Invesco, Ltd. (f)	425,002

ENERGY - 2.1%
4,297	Cameco Corp. (f)	75,978
11,524	Cenovus Energy, Inc.	310,154
3,159	Peyto Exploration & Development Corp. (f)	99,896
4,941	Schlumberger, Ltd. (f)	502,450
961	Subsea 7 SA	13,728
3,054	Technip SA	256,228
5,043	Total SA (f)	326,607
1,177	Weatherford International PLC (f)(j)	24,482

		1,609,523

FOOD, BEVERAGE & TOBACCO - 0.6%
2,382	Anheuser-Busch InBev NV	264,200
2,242	Nestle SA	164,629

		428,829

HEALTHCARE EQUIPMENT & SERVICES - 0.8%
4,424	Covidien PLC (f)	382,720
4,293	Fresenius SE & Co. KGaA	211,975

		594,695

HOUSEHOLD & PERSONAL PRODUCTS - 0.1%
3,968	Svenska Cellulosa AB, Class B	94,384

INSURANCE - 1.9%
68,700	AIA Group, Ltd.	354,532
8,700	AXA SA	214,337
21,359	ING Groep NV (j)	303,649
10,905	Prudential PLC	242,433
9,800	Tokio Marine Holdings, Inc.	304,015

		1,418,966

MATERIALS - 1.8%
9,600	BHP Billiton PLC	265,542
60	Givaudan SA (j)	95,560

Shares		Value ($)

MATERIALS (continued)
2,982	HeidelbergCement AG	196,308
1,703	Johnson Matthey PLC	80,308
1,450	Linde AG	277,587
3,824	LyondellBasell Industries NV, Class A (f)	415,516

		1,330,821

MEDIA - 0.6%
6,871	Liberty Global PLC, Series C (f)(j)	281,814
7,443	WPP PLC	149,110

		430,924

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 3.1%
2,941	Actavis PLC (f)(j)	709,604
7,400	Astellas Pharma, Inc.	110,192
1,979	Bayer AG	275,398
1,886	CSL, Ltd.	122,192
9,119	GlaxoSmithKline PLC	208,316
1,059	GlaxoSmithKline PLC, ADR (f)	48,682
1,382	Roche Holding AG	407,767
2,923	Sanofi	330,558
737	Valeant Pharmaceuticals International, Inc. (j)	96,778

		2,309,487

REAL ESTATE - 0.9%
1,983	Brookfield Asset Management, Inc., Class A	89,218
11,000	Mitsubishi Estate Co., Ltd. (f)	247,865
12,152	Mitsui Fudosan Co., Ltd.	372,857

		709,940

RETAILING - 0.5%
478	Fast Retailing Co., Ltd.	160,145
20,600	Rakuten, Inc. (f)	237,093

		397,238

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.8%
2,245	ASML Holding NV	222,399
136	Samsung Electronics Co., Ltd.	152,321
11,179	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (f)	225,592

		600,312

SOFTWARE & SERVICES - 1.0%
2,329	Baidu, Inc., ADR (j)	508,258
3,808	SAP SE	274,865

		783,123

TECHNOLOGY HARDWARE & EQUIPMENT - 1.2%
2,609	Hexagon AB, Class B	82,585
300	Keyence Corp.	130,232
3,000	Murata Manufacturing Co., Ltd.	340,934
25,636	Telefonaktiebolaget LM Ericsson, Class B	323,581

		877,332

46	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of September 30, 2014	Highland Total Return Fund

Shares		Value ($)

Foreign Equity (continued)

COMMON STOCKS (continued)

TELECOMMUNICATION SERVICES - 0.8%
11,801	BT Group PLC	72,388
4,900	Softbank Corp.	342,197
46,031	Vodafone Group PLC	151,682

		566,267

TRANSPORTATION - 0.3%
2,200	East Japan Railway Co.	164,756
12,515	International Consolidated Airlines Group SA (j)	74,291

		239,047

	Total Common Stocks (Cost $16,309,164)	18,620,612

PREFERRED STOCKS - 0.4%

AUTOMOBILES & COMPONENTS - 0.4%
1,378	Volkswagen AG	284,613

	Total Preferred Stocks (Cost $283,000)	284,613

	Total Foreign Equity (Cost $16,592,164)	18,905,225

Exchange-Traded Funds - 3.6%
3,065	Financial Select Sector SPDR Fund, ETF (f)	71,016
5,343	Industrial Select Sector SPDR Fund, ETF (f)	283,980
56,263	Vanguard FTSE Emerging Markets, ETF	2,346,730

	Total Exchange-Traded Funds (Cost $2,559,489)	2,701,726

Investment Companies (l) - 24.6%
18,475,175	State Street Navigator Prime Securities Lending Portfolio	18,475,175

	Total Investment Companies (Cost $18,475,175)	18,475,175

Total Investments - 112.4%		84,472,045

(Cost $77,713,881)
Other Assets & Liabilities, Net - (12.4)%		(9,315,905)

Net Assets - 100.0%		75,156,140

(a)	Interest only security (“IO”). These types of securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.
(b)	Variable or floating rate security. The interest rate shown reflects the rate in effect September 30, 2014.
(c)	Principal only security (“PO”). These types of securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the “principal only” holder.
(d)	Securities are grouped by coupon and represent a range of maturities.
(e)	Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.
(f)	Securities (or a portion of securities) on loan. As of September 30, 2014, the market value of securities loaned was $20,375,643. The loaned securities were secured with cash and securities collateral of $20,905,087. Collateral is calculated based on prior day’s prices. See Note 4.
(g)	Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transaction exempt from registration to qualified institutional buyers. At September 30, 2014, these securities amounted to $1,863,965 or 2.5% of net assets.
(h)	Perpetual maturity. Maturity date presented represents the next call date.
(i)	Security purchased on a when-issued basis. As of September 30, 2014, assets with a total aggregate market value of $60,311, or 0.1% of net assets, were purchased on a when-issued basis.
(j)	Non-income producing security.
(k)	Securities (or a portion of securities) were pledged as collateral for open futures contracts. As of September 30, 2014, the market value of securities pledged as collateral was $31,736.
(l)	Represents investments of cash collateral received in connection with securities lending.

Glossary:

ADR	American Depositary Receipt
ARM	Adjustable Rate Mortgage
ETF	Exchange-Traded Fund
GDR	Global Depositary Receipt
MTN	Medium-Term Note
PLC	Public Limited Company
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
SPDR	Standard & Poor’s Depositary Receipt
STRIPS	Separate Trading of Registered Interest and Principal of Security

The Fund had the following futures contracts, brokered by Royal Bank of Scotland, for which $158,800 was pledged as collateral, open at September 30, 2014:

Description	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Long Futures:
2 Yr. U.S. Treasury Notes	December 2014	10	$2,188,437	$(413)
S&P 500 Emini Index	December 2014	11	1,081,025	1,606
S&P MidCap 400 Emini Index	December 2014	16	2,184,640	(84,605)

				(83,412)

Short Futures:
5 Yr. U.S. Treasury Notes	December 2014	2	236,516	(427)
10 Yr. U.S. Treasury Notes	December 2014	6	747,844	4,252
U.S. Long Treasury Bonds	December 2014	14	1,930,687	(4,281)
Ultra Long U.S. Treasury Bond	December 2014	3	457,500	(2,819)

				(3,275)

				$(86,687)

See accompanying Notes to Financial Statements.	47

INVESTMENT PORTFOLIO (continued)

As of September 30, 2014	Highland Total Return Fund

The Fund invested in the following countries as of September 30, 2014:

Country	Percentage (based on Total Investments)
United States	75.3%
Japan	5.3%
United Kingdom	2.8%
France	2.5%
Germany	2.2%
Ireland	1.7%
Netherlands	1.5%
Other (each less than 1.49%)	8.7%

100.0%

Industry (Equity Securities)	Domestic	Foreign	Percentage (based on Total Investments)
Pharmaceuticals, Biotechnology & Life Sciences	3.5%	2.7%	6.2%
Energy	3.3%	2.5%	5.8%
Diversified Financials	4.6%	0.5%	5.1%
Capital Goods	1.5%	3.1%	4.6%
Technology Hardware & Equipment	3.4%	1.1%	4.5%
Banks	1.3%	3.1%	4.4%
Insurance	1.6%	1.7%	3.3%
Software & Services	1.8%	0.9%	2.7%
Food, Beverage & Tobacco	2.1%	0.5%	2.6%
Retailing	1.9%	0.5%	2.4%
Materials	0.7%	1.7%	2.4%
Healthcare Equipment & Services	1.6%	0.7%	2.3%
Media	1.7%	0.6%	2.3%
Real Estate	0.8%	0.8%	1.6%
Telecommunication Services	0.8%	0.8%	1.6%
Automobiles & Components	0.3%	1.2%	1.5%
Utilities	1.1%	0.1%	1.2%
Semiconductors & Semiconductor Equipment	0.2%	0.7%	0.9%
Transportation	0.4%	0.3%	0.7%
Food & Staples Retailing	0.6%	0.0%	0.6%
Commercial & Professional Services	0.1%	0.4%	0.5%
Consumer Durables & Apparel	0.1%	0.3%	0.4%
Consumer Services	0.2%	0.1%	0.3%
Household & Personal Products	0.1%	0.1%	0.2%
Industrials	0.1%	0.0%	0.1%
Advertising	0.0%	0.0%	0.0%†

			58.2%

Sector	Percentage (based on Total Investments)
U.S. Treasuries	7.6%
Agency Mortgage-Backed Securities	7.1%
Non-Agency Collateralized Mortgage Obligations	1.3%
Other (each less than 1.0%)	0.7%

16.7%

Other Instruments	Percentage (based on Total Investments)
Exchange-Traded Funds	3.2%
Investment Companies	21.9%

25.1%

100.0%

†	Less than 0.05%.

48	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO

As of September 30, 2014	Highland Tax-Exempt Fund

Principal Amount ($)		Value ($)

Municipal Bonds & Notes - 96.0%

ALASKA - 2.0%
500,000	Alaska Housing Finance Corp. 5.00%, 12/01/2027	576,100

CALIFORNIA - 10.3%
1,000,000	California State Department of Water Resources 5.00%, 12/01/2021	1,222,350
1,160,000	Los Angeles, CA Harbor Department 5.00%, 08/01/2026	1,355,448
28,000	Sacramento, CA Municipal Utility District 6.80%, 10/01/2019	32,107
250,000	State of California 5.25%, 04/01/2035	288,955

		2,898,860

COLORADO - 2.1%
500,000	Regional Transportation District, CO 5.00%, 11/01/2027	587,710

CONNECTICUT - 9.4%
500,000	South Central Connecticut Regional Water Authority Insured: GO OF AUTH 5.00%, 08/01/2033	568,165
500,000	State of Connecticut 5.00%, 01/01/2022	596,370
250,000	State of Connecticut Special Tax Revenue 5.00%, 10/01/2028	294,990
1,000,000	Town of Fairfield, CT 5.00%, 01/01/2021	1,199,290

		2,658,815

DISTRICT OF COLUMBIA - 2.0%
500,000	District of Columbia 5.00%, 04/01/2030 (a)	567,445

FLORIDA - 1.1%
30,000	City of Gainesville, FL Utilities System 8.13%, 10/01/2014	30,000
250,000	City of Tampa, FL 5.00%, 10/01/2027	292,678

		322,678

GEORGIA - 10.4%
500,000	City of Atlanta Department of Aviation 5.00%, 01/01/2033	568,505
500,000	City of Atlanta, GA Water & Wastewater Insured: AGM 5.75%, 11/01/2030	655,555
1,000,000	Municipal Electric Authority of Georgia 5.25%, 01/01/2019	1,166,180
500,000	State of Georgia 4 .50%, 01/01/2029	552,975

		2,943,215

HAWAII - 4.7%
1,135,000	State of Hawaii Airports System 5.25%, 07/01/2024	1,335,554

Principal Amount ($)		Value ($)

INDIANA - 2.5%
500,000	Indiana Municipal Power Agency 5.50%, 01/01/2027	564,545
130,000	Indiana Toll Road Commission 9.00%, 01/01/2015	132,787

		697,332

KENTUCKY - 2.0%
500,000	Kentucky State Property & Building Commission Insured: AGC 5.25%, 02/01/2027	573,745

MAINE - 2.1%
	Maine Health & Higher Educational Facilities Authority
75,000	Insured: ST RES FD GTY 5.25%, 07/01/2021	90,698
425,000	Insured: ST RES FD GTY 5.25%, 07/01/2021	500,604

		591,302

MASSACHUSETTS - 2.1%
500,000	Massachusetts Water Resources Authority 5.00%, 08/01/2032	584,635

MICHIGAN - 2.0%
500,000	Lansing Board of Water & Light, MI 5.00%, 07/01/2037	560,300

MINNESOTA - 2.3%
500,000	St Paul Port Authority 5.00%, 12/01/2022	601,565
35,000	Western Minnesota Municipal Power Agency 6.63%, 01/01/2016	35,570

		637,135

MISSOURI - 8.1%
1,500,000	Missouri Highway & Transportation Commission 5.00%, 05/01/2021	1,763,205
500,000	Missouri Joint Municipal Electric Utility Commission 5.75%, 01/01/2029	516,895

		2,280,100

NEW JERSEY - 0.7%
70,000	Atlantic County Improvement Authority Insured: NATL-RE 7.40%, 07/01/2016	75,664
	New Jersey State Turnpike Authority
20,000	Insured: AMBAC-TCRS 6.50%, 01/01/2016	21,500
15,000	Insured: AMBAC-TCRS 6.50%, 01/01/2016	16,156
65,000	Insured: AMBAC-TCRS-BNY 6.50%, 01/01/2016	66,445
20,000	Insured: AMBAC-TCRS 6.50%, 01/01/2016	21,528

		201,293

See accompanying Notes to Financial Statements.	49

INVESTMENT PORTFOLIO (continued)

As of September 30, 2014	Highland Tax-Exempt Fund

Principal Amount ($)		Value ($)

Municipal Bonds & Notes (continued)

NEW MEXICO - 2.0%
500,000	New Mexico Finance Authority 5.00%, 06/15/2018	575,020

NEW YORK - 4.8%
175,000	New York State Dormitory Authority 7.38%, 07/01/2016	184,387
1,000,000	New York State Urban Development Corp. 5.50%, 01/01/2019	1,181,040

		1,365,427

NORTH CAROLINA - 2.1%
500,000	City of Charlotte, NC 5.00%, 06/01/2023	588,095

OHIO - 1.9%
500,000	City of Cleveland, OH Airport System 5.00%, 01/01/2031	540,950

PENNSYLVANIA - 4.7%
220,000	City of Philadelphia, PA Gas Works Insured: NATL-RE 7.00%, 05/15/2020	260,900
500,000	Pennsylvania Turnpike Commission 0.00%, 12/01/2034 (b)	528,470
500,000	5.00%, 12/01/2032	549,780

		1,339,150

RHODE ISLAND - 2.0%
500,000	Rhode Island Health & Educational Building Corp. 6.25%, 09/15/2034	576,405

SOUTH CAROLINA - 4.1%
500,000	Georgetown County School District, SC Insured: SCSDE 5.00%, 03/01/2018	567,625
500,000	Piedmont Municipal Power Agency, SC Insured: AGC 5.75%, 01/01/2034	580,055

		1,147,680

TENNESSEE - 2.1%
500,000	County of Shelby, TN 5.00%, 03/01/2021	588,910

TEXAS - 6.0%
500,000	City of Houston, TX Utility System 5.25%, 11/15/2031	582,770
750,000	State of Texas 5.00%, 04/01/2028	803,227
250,000	Texas Transportation Commission State Highway Fund 5.00%, 04/01/2023	306,135

		1,692,132

Principal Amount ($)		Value ($)

VIRGINIA - 2.5%
575,000	Virginia Commonwealth Transportation Board 5.00%, 03/15/2023	694,583

	Total Municipal Bonds & Notes (Cost $24,714,194)	27,124,571

Total Investments - 96.0%		27,124,571

(Cost $24,714,194)
Other Assets & Liabilities, Net - 4.0%		1,116,424

Net Assets - 100.0%		28,240,995

(a)	Variable or floating rate security. The interest rate shown reflects the rate in effect September 30, 2014.
(b)	Convertible Capital Appreciation Bonds initially pay no interest but accrete in value from the date of issuance through the conversion date, at which time the bonds start to accrue and pay interest on a semi-annual basis until final maturity.

Glossary:

AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
BNY	The Bank of New York Mellon Corp.
GO OF AUTH	General Obligation of Authority
NATL-RE	National Public Finance Guarantee Corp.
SCSDE	South Carolina School State Department of Education
ST RES FD GTY	State Resource Fund Guaranty
TCRS	Temporary Custodial Receipts

50	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO

As of September 30, 2014	Highland Fixed Income Fund

Principal Amount ($)		Value ($)

Bonds & Notes - 79.4%

AGENCY COLLATERALIZED MORTGAGE OBLIGATION - 0.2%
263,543	Federal National Mortgage Assoc. REMIC Series 2010-16, Class PA 4.50%, 02/25/2040	282,283

	Total Agency Collateralized Mortgage Obligation (Cost $270,818)	282,283

AGENCY MORTGAGE-BACKED SECURITIES - 22.1%
1,951,963	Federal Home Loan Mortgage Corp. 4.00%, 05/01/2044	2,064,010
369,558	5.00%, 06/01/2041	412,531
151,706	5.50%, 01/01/2038	169,959
214,992	6.00%, 06/01/2037 - 11/01/2037 (a)	247,141
111,258	Federal National Mortgage Assoc. 1.79%, ARM (b)	117,664
103,481	2.04%, ARM (b)	109,522
9,029,821	3.00%, 02/01/2043 - 06/01/2043 (a)	8,931,843
2,488,997	3.50%, 11/01/2042 - 02/01/2043 (a)	2,555,525
3,226,089	4.00%, 01/01/2041 - 03/01/2044 (a)	3,411,446
5,940,164	4.50%, 10/01/2039 - 04/01/2041 (a)	6,426,048
545,752	5.00%, 06/01/2041	610,342
387,395	5.50%, 08/01/2037 - 01/01/2039 (a)	433,047
229,670	6.00%, 03/01/2034	261,729
2,853,273	Government National Mortgage Assoc. 3.50%, 05/20/2043	2,955,211
3,262,046	4.00%, 01/20/2041 - 04/20/2043 (a)	3,471,816
515,657	4.50%, 03/20/2041	562,199

	Total Agency Mortgage-Backed Securities (Cost $32,433,193)	32,740,033

ASSET-BACKED SECURITIES - 1.3%
150,000	Ford Credit Auto Lease Trust Series 2013-A, Class C 1.28%, 06/15/2016	150,429
150,000	Ford Credit Auto Owner Trust Series 2012-A, Class C 2.40%, 11/15/2017	153,575
1,575,000	Hertz Vehicle Financing LLC Series 2009-2A, Class A2 5.29%, 03/25/2016 (c)	1,594,262

	Total Asset-Backed Securities (Cost $1,879,478)	1,898,266

CORPORATE BONDS & NOTES - 22.3%

AUTOMOBILES & COMPONENTS - 0.1%
147,000	American Axle & Manufacturing, Inc. 6.25%, 03/15/2021	153,615

BANKS - 1.9%
495,000	Bank of America Corp. 2.00%, 01/11/2018	493,236
128,000	4.10%, 07/24/2023	130,819
280,000	Bank of America Corp., MTN 1.98%, 09/28/2020 (b)	282,801
311,000	4.00%, 04/01/2024	314,611
162,000	4.13%, 01/22/2024	165,286

Principal Amount ($)		Value ($)

BANKS (continued)
500,000	Bank of Nova Scotia (The), MTN 1.25%, 08/28/2019 (b)	494,275
250,000	People’s United Bank 4.00%, 07/15/2024	249,224
349,000	U.S. Bancorp 3.44%, 02/01/2016	360,659
134,000	Wells Fargo & Co. 5.90%, 06/15/2024 (b)(d)(e)	136,848
230,000	Wells Fargo & Co., MTN 4.10%, 06/03/2026	229,508

		2,857,267

CAPITAL GOODS - 0.8%
198,000	ABB Finance USA, Inc. 1.63%, 05/08/2017	199,264
96,000	Cargill, Inc. 6.00%, 11/27/2017 (c)	108,516
102,000	Caterpillar, Inc. 4.30%, 05/15/2044 (d)	104,060
213,000	DigitalGlobe, Inc. 5.25%, 02/01/2021 (c)	205,545
228,000	Eaton Corp. 2.75%, 11/02/2022	220,224
206,000	Illinois Tool Works, Inc. 3.50%, 03/01/2024	209,762
197,000	John Deere Capital Corp., MTN 3.35%, 06/12/2024 (d)	198,738

		1,246,109

COMMERCIAL & PROFESSIONAL SERVICES - 0.4%
112,000	Catholic Health Initiatives 2.95%, 11/01/2022	108,906
197,000	Pitney Bowes, Inc. 4.63%, 03/15/2024 (d)	200,063
210,000	United Rentals North America, Inc. 5.75%, 07/15/2018 (d)	219,975

		528,944

CONSUMER DURABLES & APPAREL - 0.4%
307,000	Mattel, Inc. 2.35%, 05/06/2019 (d)	305,699
211,000	RSI Home Products, Inc. 6.88%, 03/01/2018 (c)	221,022

		526,721

CONSUMER SERVICES - 0.0%
64,000	Vail Resorts, Inc. 6.50%, 05/01/2019	67,080

DIVERSIFIED FINANCIALS - 4.1%
395,000	American Express Credit Corp., MTN 1.13%, 06/05/2017	392,377
217,000	Citigroup, Inc. 1.75%, 05/01/2018	214,151
202,000	5.50%, 09/13/2025	220,437
150,000	CNH Industrial Capital LLC 3.38%, 07/15/2019 (c)(d)	142,125
128,000	3.88%, 11/01/2015 (d)	129,440
150,000	Daimler Finance North America LLC 2.38%, 08/01/2018 (c)	151,969

See accompanying Notes to Financial Statements.	51

INVESTMENT PORTFOLIO (continued)

As of September 30, 2014	Highland Fixed Income Fund

Principal Amount ($)		Value ($)

Bonds & Notes (continued)

CORPORATE BONDS & NOTES (continued)

DIVERSIFIED FINANCIALS (continued)
200,000	Ford Motor Credit Co. LLC 5.88%, 08/02/2021	230,294
267,000	Goldman Sachs Group, Inc. (The) 2.38%, 01/22/2018	269,900
311,000	2.63%, 01/31/2019	310,389
104,000	2.90%, 07/19/2018	106,585
247,000	4.00%, 03/03/2024 (d)	249,064
516,000	Goldman Sachs Group, Inc. (The), MTN 1.64%, 08/26/2020 (b)	518,487
118,000	4.80%, 07/08/2044	119,122
219,000	Hyundai Capital America 2.13%, 10/02/2017 (c)	221,813
296,000	JPMorgan Chase & Co. 5.00%, 07/01/2019 (b)(d)(e)	290,057
208,000	Morgan Stanley 2.13%, 04/25/2018	208,156
500,000	3.00%, 02/21/2020	500,000
147,000	4.75%, 03/22/2017	158,061
224,000	4.88%, 11/01/2022	237,048
133,000	5.00%, 11/24/2025	139,271
500,000	Morgan Stanley, MTN 1.48%, 01/16/2020 (b)	494,827
237,000	4.10%, 05/22/2023	236,601
495,000	Volkswagen Group of America Finance LLC 2.13%, 05/23/2019 (c)	491,485

		6,031,659

ENERGY - 2.5%
90,000	Anadarko Petroleum Corp. 6.20%, 03/15/2040	110,466
125,000	Chesapeake Energy Corp. 3.25%, 03/15/2016	125,469
98,000	Continental Resources, Inc. 4.90%, 06/01/2044	95,904
205,000	El Paso Pipeline Partners Operating Co. LLC 4.30%, 05/01/2024	204,682
259,000	Energy Transfer Partners LP 6.50%, 02/01/2042	295,912
65,000	Kerr-McGee Corp. 6.95%, 07/01/2024	81,947
181,000	Kinder Morgan Energy Partners LP 3.50%, 09/01/2023 (d)	172,205
104,000	5.50%, 03/01/2044	104,608
514,000	Linn Energy LLC 6.25%, 11/01/2019	504,362
96,000	Newfield Exploration Co. 5.75%, 01/30/2022	103,440
493,000	Petrobras Global Finance BV 2.37%, 01/15/2019 (b)	494,085
73,000	Plains Exploration & Production Co. 6.50%, 11/15/2020	80,126
146,000	Rowan Cos., Inc. 4.75%, 01/15/2024 (d)	147,034
120,000	Sabine Pass Liquefaction LLC 5.63%, 02/01/2021	123,900

Principal Amount ($)		Value ($)

ENERGY (continued)
214,000	Unit Corp. 6.63%, 05/15/2021	215,605
197,000	Williams Cos., Inc. (The) 4.55%, 06/24/2024	195,266
99,000	5.75%, 06/24/2044	97,614
317,000	Williams Partners LP 5.25%, 03/15/2020	352,428
211,000	WPX Energy, Inc. 5.25%, 01/15/2017 (d)	220,495

		3,725,548

FOOD & STAPLES RETAILING - 0.3%
190,000	American Seafoods Group LLC 10.75%, 05/15/2016 (c)	185,725
279,000	Ingles Markets, Inc. 5.75%, 06/15/2023	281,093

		466,818

FOOD, BEVERAGE & TOBACCO - 0.7%
108,000	Altria Group, Inc. 2.95%, 05/02/2023 (d)	103,142
108,000	4.50%, 05/02/2043	102,357
199,000	Anheuser-Busch InBev Worldwide, Inc. 2.50%, 07/15/2022	188,372
210,000	Constellation Brands, Inc. 7.25%, 09/01/2016	230,475
142,000	Diageo Investment Corp. 2.88%, 05/11/2022	139,443
112,000	JBS USA LLC 5.88%, 07/15/2024 (c)	107,800
111,000	Philip Morris International, Inc. 4.13%, 03/04/2043	105,225

		976,814

HEALTHCARE EQUIPMENT & SERVICES - 0.5%
395,000	Express Scripts Holding Co. 2.25%, 06/15/2019	389,897
114,000	HCA, Inc. 6.50%, 02/15/2020	124,830
207,000	WellPoint, Inc. 3.30%, 01/15/2023	205,026

		719,753

INSURANCE - 1.1%
119,000	Allstate Corp. (The) 5.75%, 08/15/2053 (b)	126,958
167,000	American International Group, Inc. 3.38%, 08/15/2020	172,223
98,000	4.50%, 07/16/2044	97,212
256,000	Berkshire Hathaway Finance Corp. 2.90%, 10/15/2020 (d)	260,579
224,000	Berkshire Hathaway, Inc. 4.50%, 02/11/2043 (d)	228,360
253,000	Five Corners Funding Trust 4.42%, 11/15/2023 (c)	265,305
103,000	Genworth Holdings, Inc. 4.80%, 02/15/2024	105,869
101,000	7.70%, 06/15/2020	121,365

52	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of September 30, 2014	Highland Fixed Income Fund

Principal Amount ($)		Value ($)

Bonds & Notes (continued)

CORPORATE BONDS & NOTES (continued)

INSURANCE (continued)
221,000	Liberty Mutual Group, Inc. 4.25%, 06/15/2023 (c)	226,276

		1,604,147

MATERIALS - 0.4%
105,000	CF Industries, Inc. 5.38%, 03/15/2044	110,296
257,000	Hexion U.S. Finance Corp. 6.63%, 04/15/2020	259,570
208,000	Huntsman International LLC 4.88%, 11/15/2020 (d)	205,920

		575,786

MEDIA - 1.0%
205,000	Cequel Communications Holdings I LLC 5.13%, 12/15/2021 (c)	197,056
103,000	Comcast Corp. 4.75%, 03/01/2044 (d)	109,102
156,000	DIRECTV Holdings LLC 4.45%, 04/01/2024	162,781
336,000	5.15%, 03/15/2042	340,994
238,000	Omnicom Group, Inc. 3.63%, 05/01/2022	241,900
189,000	Time Warner Cable, Inc. 5.88%, 11/15/2040	223,177
168,000	Time Warner, Inc. 5.35%, 12/15/2043	181,609

		1,456,619

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 1.3%
203,000	AbbVie, Inc. 1.75%, 11/06/2017	202,460
143,000	2.00%, 11/06/2018 (d)	140,931
297,000	Amgen, Inc. 2.20%, 05/22/2019	294,045
205,000	Celgene Corp. 3.63%, 05/15/2024	203,222
187,000	Endo Finance LLC & Endo Finco, Inc. 5.38%, 01/15/2023 (c)	179,053
209,000	Gilead Sciences, Inc. 3.70%, 04/01/2024	213,897
157,000	4.80%, 04/01/2044	165,659
97,000	Mylan, Inc. 5.40%, 11/29/2043	103,189
124,000	7.88%, 07/15/2020 (c)	135,283
153,000	Novartis Capital Corp. 4.40%, 05/06/2044	159,768
124,000	Valeant Pharmaceuticals International 6.38%, 10/15/2020 (c)	127,875

		1,925,382

REAL ESTATE - 0.8%
148,000	American Campus Communities Operating Partnership LP 4.13%, 07/01/2024	148,716

Principal Amount ($)		Value ($)

REAL ESTATE (continued)
220,000	American Tower Corp. 3.40%, 02/15/2019	224,995
139,000	Corporate Office Properties LP 3.60%, 05/15/2023	133,185
164,000	National Retail Properties, Inc. 3.90%, 06/15/2024 (d)	164,731
500,000	Potlatch Corp. 7.50%, 11/01/2019	576,250

		1,247,877

RETAILING - 1.3%
98,000	Bed Bath & Beyond, Inc. 3.75%, 08/01/2024 (d)	97,288
29,000	4.92%, 08/01/2034	28,909
69,000	5.17%, 08/01/2044	67,714
311,000	Glencore Funding LLC 2.50%, 01/15/2019 (c)	304,750
157,000	4.13%, 05/30/2023 (c)(d)	155,664
108,000	Home Depot, Inc. (The) 4.88%, 02/15/2044	117,657
227,000	Target Corp. 3.50%, 07/01/2024	227,684
595,000	Tops Holding Corp. 8.88%, 12/15/2017	623,263
165,000	Wal-Mart Stores, Inc. 3.30%, 04/22/2024 (d)	167,214
207,000	4.30%, 04/22/2044 (d)	209,088

		1,999,231

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.1%
105,000	Xilinx, Inc. 2.13%, 03/15/2019	104,460

SOFTWARE & SERVICES - 0.5%
310,000	International Business Machines Corp. 3.63%, 02/12/2024	316,971
246,000	Oracle Corp. 2.25%, 10/08/2019	245,156
154,000	3.63%, 07/15/2023	158,343
98,000	4.50%, 07/08/2044	99,450

		819,920

TECHNOLOGY HARDWARE & EQUIPMENT - 0.8%
308,000	Apple, Inc. 2.85%, 05/06/2021	308,881
205,000	3.45%, 05/06/2024	207,291
520,000	Hewlett-Packard Co. 2.75%, 01/14/2019	528,670
128,000	Viasystems, Inc. 7.88%, 05/01/2019 (c)	134,720

		1,179,562

TELECOMMUNICATION SERVICES - 1.6%
262,000	AT&T, Inc. 2.38%, 11/27/2018 (d)	264,711
118,000	4.80%, 06/15/2044	116,717
96,000	Frontier Communications Corp. 7.13%, 03/15/2019	104,160

See accompanying Notes to Financial Statements.	53

INVESTMENT PORTFOLIO (continued)

As of September 30, 2014	Highland Fixed Income Fund

Principal Amount ($)		Value ($)

Bonds & Notes (continued)

CORPORATE BONDS & NOTES (continued)

TELECOMMUNICATION SERVICES (continued)
314,000	Hughes Satellite Systems Corp. 6.50%, 06/15/2019	335,195
139,000	L-3 Communications Corp. 1.50%, 05/28/2017	138,071
154,000	3.95%, 05/28/2024	153,104
119,000	Sprint Corp. 7.25%, 09/15/2021 (c)	124,206
494,000	Verizon Communications, Inc. 1.35%, 06/09/2017	491,813
216,000	5.15%, 09/15/2023	239,365
150,000	6.55%, 09/15/2043	187,681
215,000	Windstream Corp. 6.38%, 08/01/2023 (d)	208,281

		2,363,304

TRANSPORTATION - 0.2%
246,000	Ryder System, Inc., MTN 2.45%, 09/03/2019	244,903

UTILITIES - 1.5%
103,000	CMS Energy Corp. 4.88%, 03/01/2044	107,722
276,000	Dominion Resources, Inc. 1.95%, 08/15/2016	280,693
146,000	Duke Energy Corp. 3.75%, 04/15/2024	149,976
117,000	Exelon Corp. 4.90%, 06/15/2015	120,437
111,000	Great Plains Energy, Inc. 4.85%, 06/01/2021	122,445
167,000	NextEra Energy Capital Holdings, Inc. 2.60%, 09/01/2015	170,003
215,000	Northeast Utilities 1.45%, 05/01/2018	211,762
142,000	PacifiCorp 6.25%, 10/15/2037	184,970
112,000	Potomac Edison Co. (The) 5.35%, 11/15/2014	112,661
126,000	PPL Capital Funding, Inc. 5.00%, 03/15/2044	136,673
324,000	Public Service Electric & Gas Co., MTN 2.38%, 05/15/2023	307,941
259,000	Southern Co. (The) 2.45%, 09/01/2018	263,690
99,000	Tampa Electric Co. 4.35%, 05/15/2044	102,270

		2,271,243

	Total Corporate Bonds & Notes (Cost $32,858,550)	33,092,762

FOREIGN CORPORATE BONDS & NOTES - 8.7%

BANKS - 4.0%
200,000	Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 2.30%, 03/10/2019 (c)	199,643
548,000	Barclays Bank PLC 2.25%, 05/10/2017 (c)(d)	561,875

Principal Amount ($)		Value ($)

BANKS (continued)
294,000	Commonwealth Bank of Australia 0.75%, 01/13/2017 (c)	294,323
455,000	Corp. Andina de Fomento 4.38%, 06/15/2022	487,871
250,000	Dexia Credit Local SA 2.25%, 01/30/2019 (c)	252,478
735,000	European Investment Bank 0.88%, 12/15/2014 (d)	736,088
200,000	4.88%, 01/17/2017	218,178
200,000	Intesa Sanpaolo SpA 5.02%, 06/26/2024 (c)	195,237
729,000	KFW 2.00%, 10/04/2022	704,419
372,000	Korea Development Bank (The) 3.25%, 03/09/2016 (d)	383,534
394,000	Macquarie Bank, Ltd. 2.60%, 06/24/2019 (c)(d)	394,116
249,000	Mizuho Bank, Ltd. 2.45%, 04/16/2019 (c)	248,713
441,000	Royal Bank of Canada 1.20%, 09/19/2018	438,974
240,000	Standard Chartered PLC 5.70%, 03/26/2044 (c)	254,452
495,000	Westpac Banking Corp. 1.20%, 05/19/2017 (d)	493,739

		5,863,640

CAPITAL GOODS - 0.1%
200,000	Ardagh Packaging Finance PLC 3.23%, 12/15/2019 (b)(c)	194,250

CONSUMER SERVICES - 0.1%
117,000	NCL Corp., Ltd. 5.00%, 02/15/2018	118,755

DIVERSIFIED FINANCIALS - 0.5%
400,000	Credit Suisse AG 2.60%, 05/27/2016 (c)(d)	412,092
304,000	Invesco Finance PLC 3.13%, 11/30/2022	300,583

		712,675

ENERGY - 1.6%
108,000	BP Capital Markets PLC 1.38%, 05/10/2018	106,155
207,000	3.81%, 02/10/2024 (d)	209,945
205,000	CNOOC Nexen Finance 2014 ULC 4.25%, 04/30/2024	208,176
137,000	Korea National Oil Corp. 2.88%, 11/09/2015 (c)	139,813
138,000	Nexen, Inc. 6.40%, 05/15/2037	168,710
286,000	Petrobras International Finance Co. 3.50%, 02/06/2017	291,686
201,000	5.38%, 01/27/2021	204,180
95,000	Petroleos Mexicanos 3.50%, 07/18/2018 (d)	98,752
325,000	Shell International Finance BV 3.40%, 08/12/2023	330,907

54	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of September 30, 2014	Highland Fixed Income Fund

Principal Amount ($)		Value ($)

Bonds & Notes (continued)

FOREIGN CORPORATE BONDS & NOTES (continued)

ENERGY (continued)
319,000	Statoil ASA 3.70%, 03/01/2024 (d)	331,267
106,000	4.80%, 11/08/2043	115,320
91,000	Talisman Energy, Inc. 6.25%, 02/01/2038	101,844
95,000	Weatherford International, Ltd. 5.95%, 04/15/2042	102,395

		2,409,150

FOOD, BEVERAGE & TOBACCO - 0.1%
217,000	Diageo Capital PLC 1.13%, 04/29/2018 (d)	212,176

INSURANCE - 0.1%
100,000	XLIT, Ltd. 5.25%, 12/15/2043	110,824

MATERIALS - 0.6%
205,000	Agrium, Inc. 4.90%, 06/01/2043	208,832
103,000	Kinross Gold Corp. 5.95%, 03/15/2024 (c)	104,953
139,000	LYB International Finance BV 4.88%, 03/15/2044	142,424
192,000	Teck Resources, Ltd. 3.75%, 02/01/2023	181,024
109,000	5.40%, 02/01/2043	101,828
157,000	Yamana Gold, Inc. 4.95%, 07/15/2024 (c)(d)	156,589

		895,650

MEDIA - 0.1%
208,000	Cogeco Cable, Inc. 4.88%, 05/01/2020 (c)	207,220

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.6%
237,000	Actavis Funding SCS 1.30%, 06/15/2017 (c)	232,728
197,000	3.85%, 06/15/2024 (c)	191,348
99,000	4.85%, 06/15/2044 (c)	93,364
213,000	Perrigo Co. LLC 2.30%, 11/08/2018 (c)	211,785
151,000	Valeant Pharmaceuticals International, Inc. 6.75%, 08/15/2018 (c)	159,683

		888,908

SOFTWARE & SERVICES - 0.1%
109,000	Tencent Holdings, Ltd. 3.38%, 05/02/2019 (c)	110,295

TECHNOLOGY HARDWARE & EQUIPMENT - 0.2%
230,000	Seagate HDD Cayman 4.75%, 01/01/2025 (c)	230,000

Principal Amount ($)		Value ($)

TELECOMMUNICATION SERVICES - 0.3%
295,000	America Movil SAB de CV 5.00%, 03/30/2020	324,296
200,000	Telecom Italia SpA 5.30%, 05/30/2024 (c)	196,750

		521,046

UTILITIES - 0.3%
416,000	Electricite de France SA 2.15%, 01/22/2019 (c)(d)	415,265

	Total Foreign Corporate Bonds & Notes (Cost $12,847,221)	12,889,854

MUNICIPAL BONDS & NOTES - 0.9%
720,000	New York State Dormitory Authority 5.00%, 01/01/2024	715,435
320,000	Port Authority of New York & New Jersey 4.46%, 10/01/2062	319,341
300,000	San Francisco City & County Redevelopment Agency 8.26%, 08/01/2029	359,358

	Total Municipal Bonds & Notes (Cost $1,403,792)	1,394,134

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS - 0.7%
332,000	American Tower Trust I Series 13, Class 1A 1.55%, 03/15/2043 (c)	326,880
205,000	GS Mortgage Securities Trust 3.79%, 01/10/2031 (c)	203,769
105,000	4.26%, 04/10/2047	110,636
320,000	Morgan Stanley Capital I Trust Series 2005-T17, Class AJ 4.84%, 12/13/2041 (b)	322,265

	Total Non-Agency Collateralized Mortgage Obligations (Cost $974,940)	963,550

NON-AGENCY COLLATERALIZED MORTGAGE-BACKED SECURITIES - 4.1%
465,000	Banc of America Commercial Mortgage Trust Series 2007-1, Class AMFX 5.48%, 01/15/2049 (b)	489,487
300,000	Series 2006-4, Class AM 5.68%, 07/10/2046	323,339
109,354	Banc of America Merrill Lynch Commercial Mortgage, Inc. Series 2005-6, Class A4 5.35%, 09/10/2047 (b)	112,650
200,000	Series 2005-1, Class AJ 5.47%, 11/10/2042 (b)	202,834
96,761	Bear Stearns Commercial Mortgage Securities Trust Series 2005-T18, Class A4 4.93%, 02/13/2042 (b)	97,275
110,000	Series 2006-T22, Class AJ 5.76%, 04/12/2038 (b)	116,242
230,000	Series 2007-PW18, Class AMA 6.09%, 06/11/2050 (b)	256,700

See accompanying Notes to Financial Statements.	55

INVESTMENT PORTFOLIO (continued)

As of September 30, 2014	Highland Fixed Income Fund

Principal Amount ($)		Value ($)

Bonds & Notes (continued)

NON-AGENCY COLLATERALIZED MORTGAGE-BACKED SECURITIES (continued)
120,000	Commercial Mortgage Pass-Through Certificates Series 2014-CR14, Class AM 4.53%, 02/10/2047 (b)	128,843
100,000	Series 2013-LC13, Class AM 4.56%, 08/10/2046 (b)(c)	107,320
355,000	Credit Suisse Commercial Mortgage Trust Series 2006-C1, Class AJ 5.64%, 02/15/2039 (b)	372,469
110,000	GS Mortgage Securities Trust Series 2011-GC5, Class A2 3.00%, 08/10/2044	113,495
198,743	JP Morgan Chase Commercial Mortgage Securities Trust Series 2005-CB11, Class A4 5.34%, 08/12/2037 (b)	200,963
100,000	Series 2006-LDP8, Class AM 5.44%, 05/15/2045	107,208
212,717	Series 2007-CB18, Class A4 5.44%, 06/12/2047	229,311
100,000	JPMBB Commercial Mortgage Securities Trust Series 2014-C18, Class C 4.97%, 02/15/2047 (b)	103,992
153,000	Series 2013-C17, Class C 5.05%, 01/15/2047 (b)	160,284
183,462	LB-UBS Commercial Mortgage Trust Series 2005-C5, Class A4 4.95%, 09/15/2030	186,639
120,000	Series 2006-C1, Class A4 5.16%, 02/15/2031	124,422
250,000	Series 2007-C6, Class AMFL 6.11%, 07/15/2040 (c)	273,947
220,000	Series 2007-C6, Class AM 6.11%, 07/15/2040 (b)	241,005
300,000	ML-CFC Commercial Mortgage Trust Series 2006-3, Class AM 5.46%, 07/12/2046 (b)	321,486
210,000	Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C10, Class AS 4.22%, 07/15/2046 (b)	219,851
191,000	Series 2013-C10, Class C 4.22%, 07/15/2046 (b)	189,550
166,198	Morgan Stanley Capital I Trust Series 2005-IQ9, Class A5 4.70%, 07/15/2056	166,376
150,000	Series 2006-T21, Class A4 5.16%, 10/12/2052 (b)	155,402
100,000	Series 2012-C4, Class B 5.21%, 03/15/2045 (b)(c)	110,042
170,000	Series 2006-T21, Class AJ 5.27%, 10/12/2052 (b)	177,049
230,000	Series 2007-IQ16, Class AMA 6.29%, 12/12/2049 (b)	254,533
115,000	WF-RBS Commercial Mortgage Trust Series 2013-C17, Class AS 4.26%, 12/15/2046	121,085

Principal Amount ($)		Value ($)

NON-AGENCY COLLATERALIZED MORTGAGE-BACKED SECURITIES (continued)
263,000	Series 2014-LC14, Class AS 4.35%, 03/15/2047 (b)	278,375
140,000	Series 2014-C19, Class B 4.72%, 03/15/2047 (b)	148,383

	Total Non-Agency Collateralized Mortgage-Backed Securities (Cost $6,108,753)	6,090,557

SOVEREIGN BONDS - 0.6%
200,000	Brazilian Government International Bond 4.25%, 01/07/2025	198,250
226,000	Chile Government International Bond 3.63%, 10/30/2042	199,445
200,000	Colombia Government International Bond 2.63%, 03/15/2023 (d)	184,500
210,000	Mexico Government International Bond, MTN 4.75%, 03/08/2044	209,475
133,000	Turkey Government International Bond 3.25%, 03/23/2023	120,199

	Total Sovereign Bonds (Cost $955,515)	911,869

U.S. GOVERNMENT AGENCIES - 1.6%
2,400,000	Federal Home Loan Bank 1.75%, 07/16/2024 (b)	2,400,802

	Total U.S. Government Agencies (Cost $2,398,800)	2,400,802

U.S. TREASURIES - 16.9%
2,055,900	U.S. Treasury Bonds 3.38%, 05/15/2044 (d)	2,123,037
6,454,100	4.50%, 02/15/2036	7,968,800
1,366,800	U.S. Treasury Notes 0.38%, 04/30/2016 (d)	1,366,400
1,080,000	0.50%, 06/30/2016 (d)	1,080,717
2,408,400	0.75%, 01/15/2017	2,407,177
2,382,000	1.63%, 04/30/2019	2,373,346
1,530,800	1.63%, 06/30/2019 (d)	1,522,847
145,000	2.13%, 08/15/2021	144,303
5,965,000	2.50%, 05/15/2024	5,969,426

	Total U.S. Treasuries (Cost $24,444,122)	24,956,053

	Total Bonds & Notes (Cost $116,575,182)	117,620,163

Shares

Domestic Equity - 6.2%

COMMON STOCKS - 1.2%

REAL ESTATE INVESTMENT TRUST - 1.2%
90,000	American Realty Capital Properties, Inc., REIT (d)	1,085,400
95,000	Chambers Street Properties, REIT	715,350

	Total Common Stocks (Cost $1,873,016)	1,800,750

56	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of September 30, 2014	Highland Fixed Income Fund

Shares		Value ($)

Domestic Equity (continued)

PREFERRED STOCKS - 2.7%

BANKS - 1.8%
30,000	Countrywide Capital V	771,000
20,000	First Republic Bank (d)	527,600
30,000	First Republic Bank, Series A (d)	763,800
17,203	Lloyds Banking Group PLC	451,923
6,572	Wells Fargo & Co.	168,391

		2,682,714

DIVERSIFIED FINANCIALS - 0.6%
32,488	Morgan Stanley Capital Trust VI (d)	828,444

REAL ESTATE - 0.3%
7,794	PS Business Parks, Inc., Series S	197,578
11,200	PS Business Parks, Inc., Series T (d)	269,360

		466,938

	Total Preferred Stocks (Cost $3,957,123)	3,978,096

REGISTERED INVESTMENT COMPANIES - 2.3%
61,609	Cohen & Steers, Ltd., Duration Preferred & Income Fund, Inc.	1,520,510
50,346	Flaherty & Crumrine Dynamic Preferred & Income Fund, Inc.	1,137,316
85,000	Nuveen Credit Strategies Income Fund	759,050

	Total Registered Investment Companies (Cost $3,388,411)	3,416,876

	Total Domestic Equity (Cost $9,218,550)	9,195,722

Investment Companies (f) - 5.7%
8,485,525	State Street Navigator Prime Securities Lending Portfolio	8,485,525

	Total Investment Companies (Cost $8,485,525)	8,485,525

Total Investments - 91.3%		135,301,410

(Cost $134,279,257)
Other Assets & Liabilities, Net - 8.7%		12,843,377

Net Assets - 100.0%		148,144,787

(a)	Securities are grouped by coupon and represent a range of maturities.
(b)	Variable or floating rate security. The interest rate shown reflects the rate in effect September 30, 2014.
(c)	Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transaction exempt from registration to qualified institutional buyers. At September 30, 2014, these securities amounted to $11,759,380 or 7.9% of net assets.
(d)	Securities (or a portion of securities) on loan. As of September 30, 2014, the market value of securities loaned was $12,902,076. The loaned securities were secured with cash and securities collateral of $13,190,547. Collateral is calculated based on prior day’s prices. See Note 4.
(e)	Perpetual maturity. Maturity date presented represents the next call date.
(f)	Represents investments of cash collateral received in connection with securities lending.

Glossary:

ARM	Adjustable Rate Mortgage
MTN	Medium-Term Note
PLC	Public Limited Company
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit

See accompanying Notes to Financial Statements.	57

STATEMENTS OF ASSETS AND LIABILITIES

As of September 30, 2014

	Highland Global Allocation Fund ($)	Highland Dividend Equity Fund ($)	Highland Premier Growth Equity Fund ($)
Assets
Unaffiliated investments, at value(a)	1,011,931,100	28,569,838	212,237,569
Affiliated investments, at value (Note 10)	26,198,497	—	—
Cash	—	317,314	2,796,500
Restricted Cash — Futures (Note 3)	—	—	—
Restricted Cash — Written Options (Note 3)	6,769,902	—	—
Foreign currency	—	—	—
Receivable for:
Investments sold	14,967,035	—	—
Dividend and interest	7,448,750	46,893	139,521
Fund shares sold	13,892,404	21,175	288,921
Prepaid expenses and other assets	27,932	6,993	4,068
Variation margin	—	—	4,600

Total assets	1,081,235,620	28,962,213	215,471,179

Liabilities
Due to custodian — foreign currency	623,051	—	—
Due to custodian	462,359	—	—
Written options contracts, at value (Note 3)	11,415,000	—	—
Payable for:
Upon receipt of securities loaned (Note 4)	139,234,751	4,776,661	—
Distributions to shareholders	704,764	797	—
Investments purchased	43,919,324	—	305,907
Fund shares redeemed	687,580	18,076	224,000
Variation margin	—	—	—
Investment advisory and administration fees (Note 7)	271,921	7,920	105,872
Trustees’ fees	15,812	860	7,321
Distribution and shareholder service fees (Note 7)	14,860	256	3,188
Transfer agent fees	36,285	2,244	16,479
Commitment fee payable (Note 6)	1,153	73	595
Accrued expenses and other liabilities	289,948	20,336	153,399

Total liabilities	197,676,808	4,827,223	816,761

Net Assets	883,558,812	24,134,990	214,654,418

Net Assets Consist of:
Par value (Note 1)	81,991	1,694	6,198
Paid-in capital	851,608,076	19,913,910	120,694,476
Accumulated net investment income (loss)	(985,219)	(6,842)	(14,172)
Accumulated net realized gain (loss) from investments, futures contracts and foreign currency transactions	32,694,046	638,094	13,319,448
Net unrealized appreciation (depreciation) on investments, futures contracts and foreign currency translations	159,918	3,588,134	80,648,468

Net Assets	883,558,812	24,134,990	214,654,418

Unaffiliated investments, at cost	1,009,549,530	24,981,704	131,601,244
Affiliated investments, at cost	26,324,625	—	—
Foreign currency, at cost	(633,901)	—	—
Written option premiums received	9,361,113	—	—
(a) Includes market value of securities on loan:	155,314,302	5,179,163	1,058,814

58	See accompanying Notes to Financial Statements.

Highland Funds II

Highland Small-Cap Equity Fund ($)	Highland Total Return Fund ($)	Highland Tax- Exempt Fund ($)	Highland Fixed Income Fund ($)

48,161,246	84,472,045	27,124,571	135,301,410
—	—	—	—
1,001,540	8,561,882	935,351	21,986,344
—	158,800	—	—
—	—	—	—
—	2,330	—	—

114,116	4,672,241	—	—
44,186	233,196	337,334	786,180
14,443	52,500	830	2,870
7,316	12,404	2,263	3,235
—	—	—	—

49,342,847	98,165,398	28,400,349	158,080,039

—	—	—	—
—	—	—	—
—	—	—	—

10,571,099	18,475,175	—	8,485,525
—	—	20,556	27,597
33,632	4,308,667	—	1,118,689
114,870	53,725	90,133	66,884
—	14,362	—	—
13,296	31,411	8,200	36,694
1,699	3,289	1,360	7,198
650	1,265	423	2,150
9,352	16,744	3,188	29,220
120	228	86	456
40,790	104,392	35,408	160,839

10,785,508	23,009,258	159,354	9,935,252

38,557,339	75,156,140	28,240,995	148,144,787

2,632	3,085	2,338	11,586
27,211,189	64,850,239	26,151,292	151,296,322
—	713,476	51,702	(27,597)
4,249,791	2,920,041	(374,714)	(4,157,677)
7,093,727	6,669,299	2,410,377	1,022,153

38,557,339	75,156,140	28,240,995	148,144,787

41,067,519	77,713,881	24,714,194	134,279,257
—	—	—	—
—	2,299	—	—
—	—	—	—
10,800,901	20,375,643	—	12,902,076

See accompanying Notes to Financial Statements.	59

STATEMENTS OF ASSETS AND LIABILITIES (continued)

As of September 30, 2014

	Highland Global Allocation Fund ($)	Highland Dividend Equity Fund ($)	Highland Premier Growth Equity Fund ($)
Class A:
Net assets	484,015,644	5,921,049	167,186,789
Shares outstanding ($0.001 par value; unlimited shares authorized)	45,758,627	399,801	4,778,067

Net asset value per share(a)(b)	10.58	14.81	34.99

Maximum offering price per share(c)	11.23	15.71	37.12

Class C:
Net assets	151,943,377	2,274,442	16,290,311
Shares outstanding ($0.001 par value; unlimited shares authorized)	15,946,583	161,740	550,896

Net asset value and offering price per share(a)	9.53	14.06	29.57

Class R:
Net assets	692,533	—	141,372
Shares outstanding ($0.001 par value; unlimited shares authorized)	64,492	—	4,095

Net asset value, offering and redemption price per share	10.74	—	34.52

Class Y:
Net assets	246,907,258	15,939,499	31,035,946
Shares outstanding ($0.001 par value; unlimited shares authorized)	20,221,004	1,132,795	864,836

Net asset value, offering and redemption price per share	12.21	14.07	35.89

(a)	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).
(b)	Purchases of $1,000,000 or more are subject to a 0.50% CDSC if redeemed within one year of purchase.
(c)

The sales charge is 5.75% for all Funds except for the Tax-Exempt Fund and Fixed Income Fund, which is 4.25%. On sales of $1,000,000 or more, there is no sales charge and therefore the offering will be lower.

60	See accompanying Notes to Financial Statements.

Highland Funds II

Highland Small-Cap Equity Fund ($)	Highland Total Return Fund ($)	Highland Tax- Exempt Fund ($)	Highland Fixed Income Fund ($)

33,598,044	69,083,998	27,149,459	144,838,696
2,255,108	2,817,734	2,248,375	11,327,402

14.90	24.52	12.08	12.79

15.81	26.02	12.62	13.36

3,213,279	5,690,390	924,722	3,081,673
266,549	252,046	76,614	240,699

12.06	22.58	12.07	12.80

1,455	1,230	—	2,154
99	50	—	168

14.73	24.62	—	12.79

1,744,561	380,522	166,814	222,264
110,515	15,331	12,775	17,394

15.79	24.82	13.06	12.78

See accompanying Notes to Financial Statements.	61

STATEMENTS OF OPERATIONS

For the year ended September 30, 2014

	Highland Global Allocation Fund ($)	Highland Dividend Equity Fund ($)	Highland Premier Growth Equity Fund ($)
Investment Income
Income:
Dividends from unaffiliated issuers	3,081,592	676,133	2,646,045
Dividends from affiliated issuers (Note 10)	111,465	—	—
Less: Foreign taxes withheld	(122,415)	(7,354)	—
Securities lending income (Note 4)	383,255	13,226	17,140
Interest from unaffiliated issuers	7,016,854	291	3,182

Total Income	10,470,751	682,296	2,666,367

Expenses:
Investment advisory and administration fees (Note 7)	1,684,918	275,085	1,204,190
Distribution and shareholder service fees: (Note 7)
Class A	765,016	18,861	389,828
Class B(a)	50	—	273
Class C	453,360	26,436	148,881
Class R	271	—	2,009
Transfer agent fees	307,041	14,713	131,424
Accounting services fees	208,442	15,090	75,534
Legal fees	221,062	14,980	148,397
Commitment fees-credit agreement (Note 6)	4,300	301	2,601
Dividends and fees on securities sold short (Note 2)	220	—	—
Other	488,339	43,565	265,336

Total operating expenses before waiver and reimbursement (Note 7)	4,133,019	409,031	2,368,473
Less: Expenses waived or borne by the adviser and administrator	—	(134,496)	—

Net operating expenses	4,133,019	274,535	2,368,473

Net investment income (loss)	6,337,732	407,761	297,894

Net Realized and Unrealized Gain (Loss) on Investments Realized gain (loss) on:
Investments from unaffiliated issuers	46,155,644	633,578	15,184,736
Investments from affiliated issuers	56,101	—	—
Securities sold short (Note 2)	63,738	—	—
Written options contracts (Note 3)	(2,585)	—	—
Futures contracts (Note 3)	—	—	289,377
Foreign currency related transactions	204,699	—	—
Change in unrealized appreciation (depreciation) on:
Investments	(876,530)	871,245	18,791,849
Written options contracts (Note 3)	(2,053,887)	—	—
Futures contracts (Note 3)	—	—	35,855
Foreign currency related translations	(50,438)	—	—

Net realized and unrealized gain (loss) on investments	43,496,742	1,504,823	34,301,817

Total increase (decrease) in net assets resulting from operations	49,834,474	1,912,584	34,599,711

(a)	Class B Shares liquidated on January 31, 2014.

62	See accompanying Notes to Financial Statements.

Highland Funds II

Highland Small-Cap Equity Fund ($)	Highland Total Return Fund ($)	Highland Tax- Exempt Fund ($)	Highland Fixed Income Fund ($)

474,064	1,099,212	—	78,491
—	—	—	—
(371)	(32,506)	—	(190)
30,567	35,180	—	31,198
564	733,910	1,111,368	4,370,621

504,824	1,835,796	1,111,368	4,480,120

394,296	387,679	104,100	468,001

90,757	178,065	71,514	382,312
368	382	—	177
34,715	59,226	9,514	28,894
7	6	—	11
43,704	73,507	13,608	131,446
27,039	226,585	23,822	164,018
33,740	65,926	27,132	142,971
552	1,025	391	2,060
—	—	—	—
67,499	121,377	47,815	209,418

692,677	1,113,778	297,896	1,529,308
(55,044)	—	—	—

637,633	1,113,778	297,896	1,529,308

(132,809)	722,018	813,472	2,950,812

4,716,269	6,078,202	137,423	242,993
—	—	—	—
—	—	—	—
—	—	—	—
—	252,866	—	(1,085,788)
—	(5,712)	—	—

(1,734,159)	(1,074,644)	964,606	3,016,289
—	—	—	—
—	(59,732)	—	237,122
—	(3,628)	—	—

2,982,110	5,187,352	1,102,029	2,410,616

2,849,301	5,909,370	1,915,501	5,361,428

See accompanying Notes to Financial Statements.	63

STATEMENTS OF CHANGES IN NET ASSETS

	Highland Global Allocation Fund		Highland Dividend Equity Fund

	Year Ended September 30, 2014 ($)	Year Ended September 30, 2013 ($)	Year Ended September 30, 2014 ($)	Year Ended September 30, 2013 ($)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	6,337,732	2,550,614	407,761	245,914
Net realized gain on investments, securities sold short, written options contracts, futures contracts and foreign currency transactions	46,477,597	52,241,435	633,578	293,086
Net change in unrealized appreciation (depreciation) on investments, written options contracts, futures contracts and foreign currency translations	(2,980,855)	(28,196,056)	871,245	1,603,349

Net increase (decrease) from operations	49,834,474	26,595,993	1,912,584	2,142,349

Distributions to shareholders from:
Net investment income
Class A	(5,065,564)	(2,440,188)	(82,638)	(19,777)
Class B(a)	(84)	—	—	—
Class C	(698,005)	(23,213)	(24,441)	(14,926)
Class R	(2,451)	(23)	—	—
Class Y	(1,443,408)	(29,166)	(290,580)	(226,534)
Net realized gains
Class A	(7,861,250)	(42,090,724)	(63,397)	(253)
Class B(a)	(620)	(1,975)	—	—
Class C	(270,296)	(1,008,429)	(36,581)	(634)
Class R	(170)	(557)	—	—
Class Y	(73,810)	(314,032)	(193,027)	(5,856)

Total distributions	(15,415,658)	(45,908,307)	(690,664)	(267,980)

Increase (decrease) in net assets from operations and distributions	34,418,816	(19,312,314)	1,221,920	1,874,369

Share transactions:
Proceeds from sale of shares
Class A	263,620,330	7,432,768	4,243,794	3,009,351
Class B(a)	—	—	—	—
Class C	150,015,005	1,595,170	1,226,943	1,093,993
Class R	703,481	—	—	—
Class Y	275,809,219	1,140,119	4,026,966	3,355,856
Value of distributions reinvested
Class A	12,127,252	42,110,520	102,676	14,577
Class B(a)	704	1,891	—	—
Class C	616,444	753,385	58,136	14,997
Class R	2,414	581	—	—
Class Y	710,656	259,100	375,743	50,131
Cost of shares redeemed
Class A	(41,202,452)	(45,421,877)	(2,152,427)	(91,966)
Class B(a)	(17,813)	(58,000)	—	—
Class C	(3,879,181)	(1,154,764)	(1,147,867)	(105,177)
Class R	(347)	—	—	—
Class Y	(30,307,850)	(3,124,105)	(1,928,565)	(2,225,948)
Reorganization (Note 10)
Class A	—	34,446,774	—	—
Class B(a)	—	11,345	—	—
Class C	—	821,843	—	—
Class R	—	2,157	—	—
Class Y	—	28,668	—	—
Redemption fees (Note 8)	—	—	171	11,216

Net increase (decrease) from shares transactions	628,197,862	38,845,575	4,805,570	5,127,030

Total increase (decrease) in net assets	662,616,678	19,533,261	6,027,490	7,001,399
Net Assets
Beginning of period	220,942,134	201,408,873	18,107,500	11,106,101

End of period	883,558,812	220,942,134	24,134,990	18,107,500

Accumulated net investment income (loss)	(985,219)	305,979	(6,842)	(10,857)

(a)	Class B Shares liquidated on January 31, 2014.

64	See accompanying Notes to Financial Statements.

Highland Funds II

Highland Premier Growth Equity Fund		Highland Small-Cap Equity Fund		Highland Total Return Fund

Year Ended September 30, 2014 ($)	Year Ended September 30, 2013 ($)	Year Ended September 30, 2014 ($)	Year Ended September 30, 2013 ($)	Year Ended September 30, 2014 ($)	Year Ended September 30, 2013 ($)

297,894	623,405	(132,809)	(243,486)	722,018	680,907

15,474,113	12,850,299	4,716,269	3,697,037	6,325,356	5,063,668

18,827,704	17,076,307	(1,734,159)	5,214,748	(1,138,004)	2,524,356

34,599,711	30,550,011	2,849,301	8,668,299	5,909,370	8,268,931

(183,219)	(644,361)	—	—	(657,649)	(729,626)
—	—	—	—	(537)	—
—	—	—	—	(24,485)	(17,913)
—	(701)	—	—	(9)	(8)
(97,960)	(180,681)	—	—	(3,726)	(4,116)

(8,779,847)	—	(2,500,608)	(2,434,687)	—	—
(6,218)	—	(10,091)	(11,985)	—	—
(983,654)	—	(277,003)	(252,014)	—	—
(23,611)	—	(97)	(82)	—	—
(1,670,489)	—	(106,727)	(32,700)	—	—

(11,744,998)	(825,743)	(2,894,526)	(2,731,468)	(686,406)	(751,663)

22,854,713	29,724,268	(45,225)	5,936,831	5,222,964	7,517,268

20,414,751	12,255,486	2,230,272	973,287	2,113,358	864,332
—	—	—	718	—	—
2,451,860	3,720,346	249,121	433,328	457,549	310,250
101,849	126,024	—	—	—	—
3,942,662	4,008,564	438,091	1,212,701	197,296	111,487

8,476,522	595,594	2,408,084	2,306,485	580,742	647,468
6,218	—	6,025	7,196	419	—
898,201	—	257,874	231,119	13,112	11,221
23,611	702	97	82	9	8
1,513,069	144,768	94,104	32,700	2,305	2,669

(20,600,090)	(22,180,485)	(6,940,434)	(6,331,207)	(9,922,221)	(12,105,362)
(96,612)	(35,665)	(124,259)	(56,868)	(135,238)	(21,868)
(2,124,308)	(2,604,447)	(708,484)	(563,505)	(1,186,885)	(1,860,595)
(400,998)	(49,241)	—	—	—	—
(4,602,239)	(6,876,478)	(329,071)	(422,298)	(167,076)	(34,431)

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

10,004,496	(10,894,832)	(2,418,580)	(2,176,262)	(8,046,630)	(12,074,821)

32,859,209	18,829,436	(2,463,805)	3,760,569	(2,823,666)	(4,557,553)

181,795,209	162,965,773	41,021,144	37,260,575	77,979,806	82,537,359

214,654,418	181,795,209	38,557,339	41,021,144	75,156,140	77,979,806

(14,172)	(956)	—	(111,383)	713,476	686,398

See accompanying Notes to Financial Statements.	65

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Highland Funds II

	Highland Tax-Exempt Fund		Highland Fixed Income Fund

	Year Ended September 30, 2014 ($)	Year Ended September 30, 2013 ($)	Year Ended September 30, 2014 ($)	Year Ended September 30, 2013 ($)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	813,472	852,091	2,950,812	2,419,193
Net realized loss on investments and futures contracts	137,423	45,981	(842,795)	72,890
Net decrease in unrealized appreciation (depreciation) on investments and futures contracts	964,606	(2,032,081)	3,253,411	(6,016,127)

Net increase (decrease) from operations	1,915,501	(1,134,009)	5,361,428	(3,524,044)

Distributions to shareholders from:
Net investment income
Class A	(788,762)	(817,745)	(2,890,333)	(2,403,347)
Class B(a)	—	(6)	(252)	(451)
Class C	(19,101)	(27,027)	(34,309)	(20,974)
Class R	—	—	(37)	(24)
Class Y	(5,592)	(7,268)	(3,560)	(11,577)
Net realized gains
Class A	—	—	—	—
Class B(a)	—	—	—	—
Class C	—	—	—	—
Class R	—	—	—	—
Class Y	—	—	—	—
Return of Capital
Class A	—	—	(176,499)	(229,542)
Class B(a)	—	—	(16)	(106)
Class C	—	—	(2,095)	(4,725)
Class R	—	—	(2)	(3)
Class Y	—	—	(217)	(1,140)

Total distributions	(813,455)	(852,046)	(3,107,320)	(2,671,889)

Increase (decrease) in net assets from operations and distributions	1,102,046	(1,986,055)	2,254,108	(6,195,933)

Share transactions:
Proceeds from sale of shares
Class A	357,169	2,728,329	1,630,026	2,305,069
Class B(a)	—	—	—	2,140
Class C	45,209	19,589	797,461	230,537
Class R	—	—	—	—
Class Y	1,069	144,176	131,643	64,744
Value of distributions reinvested
Class A	499,049	495,158	2,638,648	2,215,918
Class B(a)	—	5	105	263
Class C	11,202	11,654	26,209	16,345
Class R	—	—	39	27
Class Y	2,393	1,775	2,011	8,104
Cost of shares redeemed
Class A	(5,158,034)	(4,697,889)	(23,319,119)	(38,848,745)
Class B(a)	—	(1,725)	(63,862)	(55,786)
Class C	(166,081)	(670,996)	(876,691)	(2,077,030)
Class R	—	—	—	—
Class Y	(108,808)	(44,304)	(72,078)	(1,473,401)

Net increase (decrease) from shares transactions	(4,516,832)	(2,014,228)	(19,105,608)	(37,611,815)

Total increase (decrease) in net assets	(3,414,786)	(4,000,283)	(16,851,500)	(43,807,748)
Net Assets
Beginning of period	31,655,781	35,656,064	164,996,287	208,804,035

End of period	28,240,995	31,655,781	148,144,787	164,996,287

Accumulated net investment income (loss)	51,702	51,685	(27,597)	(49,510)

(a)	Class B Shares liquidated on January 31, 2014.

66	See accompanying Notes to Financial Statements.

THIS PAGE LEFT BLANK INTENTIONALLY

STATEMENTS OF CHANGES IN NET ASSETS (continued)

CAPITAL STOCK ACTIVITY - SHARES

	Highland Global Allocation Fund		Highland Dividend Equity Fund

	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2014	Year Ended September 30, 2013
Class A:
Shares sold	24,784,532	719,796	288,227	219,235
Issued for distribution reinvested	1,227,948	4,581,534	6,964	1,095
Shares redeemed	(4,011,357)	(4,376,514)	(144,303)	(6,890)
Subscriptions from Reorganization (Note 10)	—	3,802,075	—	—

Net increase (decrease) in fund shares	22,001,123	4,726,891	150,888	213,440

Class B(a):
Shares sold	—	—	—	—
Issued for distribution reinvested	78	212	—	—
Shares redeemed	(1,907)	(5,993)	—	—
Subscriptions from Reorganization (Note 10)	—	1,333	—	—

Net (decrease) in fund shares	(1,829)	(4,448)	—	—

Class C:
Shares sold	15,693,763	160,626	88,431	89,589
Issued for distribution reinvested	66,675	90,020	4,183	1,247
Shares redeemed	(411,753)	(114,653)	(81,479)	(7,897)
Subscriptions from Reorganization (Note 10)	—	99,859	—	—

Net increase (decrease) in fund shares	15,348,685	235,852	11,135	82,939

Class R:
Shares sold	63,794	—	—	—
Issued for distribution reinvested	225	63	—	—
Shares redeemed	(29)	—	—	—
Subscriptions from Reorganization (Note 10)	—	235	—	—

Net increase (decrease) in fund shares	63,990	298	—	—

Class Y:
Shares sold	22,485,727	96,431	287,704	259,930
Issued for distribution reinvested	58,437	24,457	26,828	4,099
Shares redeemed	(2,467,569)	(253,814)	(136,957)	(178,394)
Subscriptions from Reorganization (Note 10)	—	2,759	—	—

Net increase (decrease) in fund shares	20,076,595	(130,167)	177,575	85,635

(a)	Class B Shares liquidated on January 31, 2014.

68	See accompanying Notes to Financial Statements.

Highland Funds II

Highland Premier Growth Equity Fund		Highland Small-Cap Equity Fund		Highland Total Return Fund

Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2014	Year Ended September 30, 2013

624,064	440,263	147,277	72,815	88,885	39,855
265,800	23,588	162,929	196,130	24,630	31,188
(626,315)	(810,770)	(459,191)	(480,803)	(413,839)	(560,067)
—	—	—	—	—	—

263,549	(346,919)	(148,985)	(211,858)	(300,324)	(489,024)

—	—	—	73	—	—
230	—	497	731	18	—
(3,526)	(1,608)	(10,070)	(5,314)	(5,833)	(1,078)
—	—	—	—	—	—

(3,296)	(1,608)	(9,573)	(4,510)	(5,815)	(1,078)

87,309	150,159	20,013	38,055	20,469	15,158
33,181	—	21,436	23,703	600	582
(76,172)	(110,821)	(56,583)	(50,262)	(53,344)	(93,193)
—	—	—	—	—	—

44,318	39,338	(15,134)	11,496	(32,275)	(77,453)

3,177	4,654	—	—	—	—
750	28	7	7	—	1
(11,731)	(1,819)	—	—	—	—
—	—	—	—	—	—

(7,804)	2,863	7	7	—	1

117,030	141,415	27,063	91,241	7,998	5,217
46,221	5,613	6,021	2,646	97	127
(136,978)	(246,419)	(20,483)	(30,107)	(6,815)	(1,573)
—	—	—	—	—	—

26,273	(99,391)	12,601	63,780	1,280	3,771

See accompanying Notes to Financial Statements.	69

STATEMENTS OF CHANGES IN NET ASSETS (continued)

CAPITAL STOCK ACTIVITY - SHARES

	Highland Tax-Exempt Fund		Highland Fixed Income Fund

	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2014	Year Ended September 30, 2013
Class A:
Shares sold	30,287	220,498	128,070	179,027
Issued for distribution reinvested	42,075	41,001	206,658	173,351
Shares redeemed	(435,804)	(385,501)	(1,830,052)	(3,019,499)

Net (decrease) in fund shares	(363,442)	(124,002)	(1,495,324)	(2,667,121)

Class B(a):
Shares sold	—	—	—	164
Issued for distribution reinvested	—	—	8	21
Shares redeemed	—	(139)	(5,051)	(4,322)

Net (decrease) in fund shares	—	(139)	(5,043)	(4,137)

Class C:
Shares sold	3,780	1,592	62,413	17,841
Issued for distribution reinvested	945	965	2,050	1,284
Shares redeemed	(14,082)	(56,730)	(69,141)	(160,445)

Net (decrease) in fund shares	(9,357)	(54,173)	(4,678)	(141,320)

Class R:
Issued for distribution reinvested	—	—	3	2

Net increase in fund shares	—	—	3	2

Class Y:
Shares sold	83	10,924	10,260	5,027
Issued for distribution reinvested	187	137	158	627
Shares redeemed	(8,607)	(3,433)	(5,643)	(113,628)

Net increase (decrease) in fund shares	(8,337)	7,628	4,775	(107,974)

(a)	Class B Shares liquidated on January 31, 2014.

70	See accompanying Notes to Financial Statements.

THIS PAGE LEFT BLANK INTENTIONALLY

FINANCIAL HIGHLIGHTS

For the Years Ended September 30, 2014

Selected data for a share outstanding throughout each period is as follows:

		Income (Loss) from Investment Operations				Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Net Investment Income	Net Realized Gains		Return of Capital	Total Distributions
Highland Global Allocation Fund
Class A
2014	$9.03	$0.16		$1.89	$2.05	$(0.16)	$(0.34)		$—	$(0.50)
2013	10.24	0.15		1.45	1.60	(0.15)	(2.66)		—	(2.81)
2012	8.15	0.07		2.11	2.18	(0.09)	—		—	(0.09)
2011	8.45	0.08		(0.31)	(0.23)	(0.07)	—		—	(0.07)
2010	8.07	0.08		0.38	0.46	(0.08)	—		—	(0.08)
Class C
2014	$8.20	$0.07		$1.72	$1.79	$(0.12)	$(0.34)		$—	$(0.46)
2013	9.51	0.07		1.34	1.41	(0.06)	(2.66)		—	(2.72)
2012	7.58	—	(e)	1.96	1.96	(0.03)	—		—	(0.03)
2011	7.86	0.01		(0.29)	(0.28)	—	—		—	—
2010	7.54	0.02		0.34	0.36	(0.04)	—		—	(0.04)
Class R
2014	$9.16	$0.11		$1.95	$2.06	$(0.14)	$(0.34)		$—	$(0.48)
2013	10.33	0.14		1.46	1.60	(0.11)	(2.66)		—	(2.77)
2012	8.16	0.05		2.14	2.19	(0.02)	—		—	(0.02)
2011	8.44	0.06		(0.29)	(0.23)	(0.05)	—		—	(0.05)
2010	8.06	0.06		0.37	0.43	(0.05)	—		—	(0.05)
Class Y
2014	$10.36	$0.22		$2.16	$2.38	$(0.19)	$(0.34)		$—	$(0.53)
2013	11.38	0.17		1.65	1.82	(0.18)	(2.66)		—	(2.84)
2012	9.04	0.08		2.37	2.45	(0.11)	—		—	(0.11)
2011	9.37	0.12		(0.36)	(0.24)	(0.09)	—		—	(0.09)
2010	8.94	0.10		0.43	0.53	(0.10)	—		—	(0.10)

Highland Dividend Equity Fund
Class A
2014	$13.92	$0.24		$1.07	$1.31	$(0.22)	$(0.20)		$—	$(0.42)
2013	11.96	0.21		1.95	2.16	(0.22)	(0.00	)(e)	—	(0.22)
2012(f)	10.00	0.11		2.00	2.11	(0.15)	—		—	(0.15)
Class C
2014	$13.24	$0.13		$1.02	$1.15	$(0.13)	$(0.20)		$—	$(0.33)
2013	11.40	0.12		1.85	1.97	(0.14)	(0.00	)(e)	—	(0.14)
2012(f)	10.00	0.04		1.44	1.48	(0.08)	—		—	(0.08)
Class Y
2014	$13.24	$0.28		$1.02	$1.30	$(0.27)	$(0.20)		$—	$(0.47)
2013	11.40	0.25		1.84	2.09	(0.26)	(0.00	)(e)	—	(0.26)
2012(f)	10.00	0.14		1.44	1.58	(0.18)	—		—	(0.18)

72	See accompanying Notes to Financial Statements.

				Ratios and Supplemental Data
Redemptions Fees		Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (000)	Net Investment Income/ (Loss)(c)	Net Expenses(c)		Gross Expenses(c)	Portfolio Turnover Rate

$—		$10.58	23.21%	$484,016	1.53%	0.94%		0.94%	195%
—		9.03	15.89	214,521	1.38	1.14		1.14	236
—		10.24	26.97	194,779	0.77	1.41		1.41	47
—		8.15	(2.85)	29,171	0.89	1.13	(d)	1.13	47
—		8.45	5.70	34,667	1.00	1.36	(d)	1.41	50

$—		$9.53	22.32%	$151,943	0.76%	1.69%		1.69%	195%
—		8.20	14.97	4,905	0.67	1.88		1.88	236
—		9.51	25.97	3,443	0.02	2.16		2.16	47
—		7.58	(3.56)	1,361	0.14	1.88	(d)	1.88	47
—		7.86	4.83	1,907	0.25	2.12	(d)	2.16	50

$—		$10.74	22.95%	$693	1.03%	1.27%		1.27%	195%
—		9.16	15.69	5	1.32	1.26		1.26	236
—		10.33	26.87	2	0.52	1.66		1.66	47
—		8.16	(2.82)	1	0.64	1.38	(d)	1.38	47
—		8.44	5.34	9	0.75	1.61	(d)	1.66	50

$—		$12.21	23.39%	$246,907	1.79%	0.69%		0.69%	195%
—		10.36	16.27	1,495	1.44	0.87		0.87	236
—		11.38	27.34	3,124	1.02	1.16		1.16	47
—		9.04	(2.68)	94	1.14	0.88	(d)	0.88	47
—		9.37	5.88	149	1.19	1.11	(d)	1.14	50

$—		$14.81	9.44%	$5,921	1.63%	1.35%		1.94%	15%
0.02		13.92	18.47	3,464	1.52	1.40		2.62	6
—	(e)	11.96	21.16 (g)	424	1.10	2.25		4.03	6 (g)

$—		$14.06	8.70%	$2,274	0.93%	2.00%		2.58%	15%
0.01		13.24	17.59	1,994	0.93	2.04		3.19	6
—	(e)	11.40	14.89 (g)	771	0.45	2.90		4.68	6 (g)

$—		$14.07	9.86%	$15,939	1.98%	1.00%		1.59%	15%
0.01		13.24	18.72	12,650	1.98	1.02		2.17	6
—(e)		11.40	15.90 (g)	9,911	1.45	1.90		3.68	6 (g)

See accompanying Notes to Financial Statements.	73

FINANCIAL HIGHLIGHTS (continued)

For the Years Ended September 30, 2014

Selected data for a share outstanding throughout each period is as follows:

		Income (Loss) from Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions
Highland Premier Growth Equity Fund
Class A
2014	$31.22	$0.06	$5.70	$5.76	$(0.04)	$(1.95)	$—	$(1.99)
2013	26.13	0.11	5.12	5.23	(0.14)	—	—	(0.14)
2012	19.39	0.03	6.71	6.74	—	—	—	—
2011	19.45	— (e)	(0.06)	(0.06)	—	—	—	—
2010	18.45	(0.01)	1.06	1.05	(0.05)	—	—	(0.05)
Class C
2014	$26.82	$(0.16)	$4.86	$4.70	$—	$(1.95)	$—	$(1.95)
2013	22.50	(0.09)	4.41	4.32	—	—	—	—
2012	16.82	(0.12)	5.80	5.68	—	—	—	—
2011	17.00	(0.15)	(0.03)	(0.18)	—	—	—	—
2010	16.21	(0.14)	0.93	0.79	—	—	—	—
Class R
2014	$30.86	$(0.03)	$5.64	$5.61	$—	$(1.95)	$—	$(1.95)
2013	25.84	0.02	5.08	5.10	(0.08)	—	—	(0.08)
2012	19.22	(0.03)	6.65	6.62	—	—	—	—
2011	19.33	(0.06)	(0.05)	(0.11)	—	—	—	—
2010	18.39	(0.06)	1.05	0.99	(0.05)	—	—	(0.05)
Class Y
2014	$31.96	$0.14	$5.85	$5.99	$(0.11)	$(1.95)	$—	$(2.06)
2013	26.74	0.18	5.24	5.42	(0.20)	—	—	(0.20)
2012	19.80	0.09	6.85	6.94	—	—	—	—
2011	19.81	0.05	(0.06)	(0.01)	—	—	—	—
2010	18.78	0.04	1.08	1.12	(0.09)	—	—	(0.09)

Highland Small-Cap Equity Fund
Class A
2014	$14.93	$(0.04)	$1.07	$1.03	$—	$(1.06)	$—	$(1.06)
2013	12.88	(0.06)	3.07	3.01	—	(0.96)	—	(0.96)
2012	10.07	(0.10)	2.91	2.81	—	—	—	—
2011	9.64	(0.07)	0.50	0.43	—	—	—	—
2010	8.49	(0.03)	1.18	1.15	—	—	—	—
Class C
2014	$12.35	$(0.13)	$0.90	$0.77	$—	$(1.06)	$—	$(1.06)
2013	10.91	(0.16)	2.56	2.40	—	(0.96)	—	(0.96)
2012	8.59	(0.17)	2.49	2.32	—	—	—	—
2011	8.29	(0.14)	0.44	0.30	—	—	—	—
2010	7.35	(0.08)	1.02	0.94	—	—	—	—
Class R
2014	$14.79	$(0.07)	$1.07	$1.00	$—	$(1.06)	$—	$(1.06)
2013	12.79	(0.09)	3.05	2.96	—	(0.96)	—	(0.96)
2012	9.99	(0.13)	2.93	2.80	—	—	—	—
2011	9.58	(0.10)	0.51	0.41	—	—	—	—
2010	8.46	(0.05)	1.17	1.12	—	—	—	—

74	See accompanying Notes to Financial Statements.

			Ratios and Supplemental Data
Redemptions Fees	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (000)	Net Investment Income/ (Loss)(c)	Net Expenses(c)		Gross Expenses(c)	Portfolio Turnover Rate

$—	$34.99	19.08%	$167,187	0.17%	1.16%		1.16%	20%
—	31.22	20.12	140,949	0.39	1.25		1.27	20
—	26.13	34.76	127,028	0.14	1.22		1.31	16
—	19.39	(0.31)	109,321	(0.02)	1.07	(d)	1.10	23
—	19.45	5.69	140,095	(0.08)	1.00	(d)	1.00	21

$—	$29.57	18.21%	$16,290	(0.58)%	1.91%		1.91%	20%
—	26.82	19.20	13,589	(0.37)	2.00		2.02	20
—	22.50	33.77	10,512	(0.61)	1.97		2.06	16
—	16.82	(1.06)	10,248	(0.77)	1.82	(d)	1.85	23
—	17.00	4.87	13,770	(0.83)	1.75	(d)	1.75	21

$—	$34.52	18.80%	$141	(0.09)%	1.41%		1.41%	20%
—	30.86	19.80	367	0.08	1.50		1.52	20
—	25.84	34.44	233	(0.11)	1.47		1.56	16
—	19.22	(0.57)	171	(0.27)	1.32	(d)	1.35	23
—	19.33	5.40	103	(0.31)	1.23	(d)	1.24	21

$—	$35.89	19.40%	$31,036	0.42%	0.91%		0.91%	20%
—	31.96	20.45	26,802	0.64	1.00		1.02	20
—	26.74	35.05	25,083	0.39	0.97		1.06	16
—	19.80	(0.05)	24,705	0.23	0.82	(d)	0.85	23
—	19.81	5.94	36,848	0.19	0.74	(d)	0.74	21

$—	$14.90	6.93%	$33,598	(0.27)%	1.49%		1.62%	26%
—	14.93	25.36	35,882	(0.47)	1.91		1.91	64
—	12.88	27.91	33,698	(0.86)	2.00		2.00	24
—	10.07	4.46	31,155	(0.65)	1.91	(d)	1.92	71
—	9.64	13.55	34,798	(0.33)	1.81	(d)	1.97	42

$—	$12.06	6.23%	$3,213	(1.01)%	2.23%		2.37%	26%
—	12.35	24.39	3,480	(1.21)	2.66		2.66	64
—	10.91	26.89	2,947	(1.61)	2.75		2.75	24
—	8.59	3.62	2,587	(1.40)	2.66	(d)	2.67	71
—	8.29	12.79	2,832	(1.08)	2.56	(d)	2.71	42

$—	$14.73	6.79%	$1	(0.48)%	1.64%		1.77%	26%
—	14.79	25.24	1	(0.57)	1.99		1.99	64
—	12.79	27.93	1	(1.11)	2.25		2.25	24
—	9.99	4.28	1	(0.90)	2.16	(d)	2.17	71
—	9.58	13.24	9	(0.55)	2.03	(d)	2.19	42

See accompanying Notes to Financial Statements.	75

FINANCIAL HIGHLIGHTS (continued)

For the Years Ended September 30, 2014

Selected data for a share outstanding throughout each period is as follows:

		Income (Loss) from Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions
Highland Small-Cap Equity Fund (continued)
Class Y
2014	$15.72	$—	$1.13	$1.13	$—	$(1.06)	$—	$(1.06)
2013	13.48	(0.05)	3.25	3.20	—	(0.96)	—	(0.96)
2012	10.51	(0.08)	3.05	2.97	—	—	—	—
2011	10.04	(0.05)	0.52	0.47	—	—	—	—
2010	8.82	—	1.22	1.22	—	—	—	—

Highland Total Return Fund
Class A
2014	$22.93	$0.24	$1.57	$1.81	$(0.22)	$—	$—	$(0.22)
2013	20.85	0.20	2.09	2.29	(0.21)	—	—	(0.21)
2012	18.03	0.19	2.87	3.06	(0.24)	—	—	(0.24)
2011	18.80	0.21	(0.87)	(0.66)	(0.11)	—	—	(0.11)
2010	17.90	0.17	0.99	1.16	(0.26)	—	—	(0.26)
Class C
2014	$21.17	$0.05	$1.45	$1.50	$(0.09)	$—	$—	$(0.09)
2013	19.25	0.03	1.94	1.97	(0.05)	—	—	(0.05)
2012	16.63	0.04	2.65	2.69	(0.07)	—	—	(0.07)
2011	17.37	0.06	(0.80)	(0.74)	—	—	—	—
2010	16.59	0.03	0.91	0.94	(0.16)	—	—	(0.16)
Class R
2014	$23.04	$0.18	$1.58	$1.76	$(0.18)	$—	$—	$(0.18)
2013	20.94	0.28	1.99	2.27	(0.17)	—	—	(0.17)
2012	18.02	0.14	2.88	3.02	(0.10)	—	—	(0.10)
2011	18.79	0.16	(0.86)	(0.70)	(0.07)	—	—	(0.07)
2010	17.87	0.12	0.99	1.11	(0.19)	—	—	(0.19)
Class Y
2014	$23.20	$0.30	$1.58	$1.88	$(0.26)	$—	$—	$(0.26)
2013	21.09	0.27	2.11	2.38	(0.27)	—	—	(0.27)
2012	18.24	0.24	2.90	3.14	(0.29)	—	—	(0.29)
2011	19.03	0.27	(0.89)	(0.62)	(0.17)	—	—	(0.17)
2010	18.10	0.21	1.01	1.22	(0.29)	—	—	(0.29)

Highland Tax-Exempt Fund
Class A
2014	$11.64	$0.33	$0.44	$0.77	$(0.33)	$—	$—	$(0.33)
2013	12.34	0.31	(0.70)	(0.39)	(0.31)	—	—	(0.31)
2012	11.86	0.32	0.48	0.80	(0.32)	—	—	(0.32)
2011	11.97	0.34	(0.11)	0.23	(0.34)	—	—	(0.34)
2010	11.79	0.41	0.18	0.59	(0.41)	—	—	(0.41)
Class C
2014	$11.63	$0.24	$0.44	$0.68	$(0.24)	$—	$—	$(0.24)
2013	12.33	0.22	(0.71)	(0.49)	(0.21)	—	—	(0.21)
2012	11.86	0.23	0.47	0.70	(0.23)	—	—	(0.23)
2011	11.96	0.26	(0.10)	0.16	(0.26)	—	—	(0.26)
2010	11.78	0.33	0.17	0.50	(0.32)	—	—	(0.32)

76	See accompanying Notes to Financial Statements.

			Ratios and Supplemental Data
Redemptions Fees	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (000)	Net Investment Income/ (Loss)(c)	Net Expenses(c)		Gross Expenses(c)	Portfolio Turnover Rate

$—	$15.79	7.24%	$1,745	(0.01)%	1.23%		1.37%	26%
—	15.72	25.66	1,539	(0.28)	1.64		1.64	64
—	13.48	28.26	460	(0.61)	1.75		1.75	24
—	10.51	4.68	209	(0.40)	1.66	(d)	1.67	71
—	10.04	13.83	198	(0.04)	1.58	(d)	1.72	42

$—	$24.52	7.92%	$69,084	0.99%	1.38%		1.38%	121%
—	22.93	11.15	71,505	0.92	1.33		1.34	138
—	20.85	17.01	75,216	0.97	1.60		1.82	169
—	18.03	(3.51)	79,574	1.07	1.42	(d)	1.46	177
—	18.80	6.51	104,835	0.92	1.15	(d)	1.26	137

$—	$22.58	7.10%	$5,690	0.24%	2.13%		2.13%	121%
—	21.17	10.28	6,019	0.17	2.08		2.09	138
—	19.25	16.17	6,965	0.22	2.35		2.57	169
—	16.63	(4.20)	8,183	0.32	2.17	(d)	2.21	177
—	17.37	5.71	11,714	0.19	1.90	(d)	2.01	137

$—	$24.62	7.65%	$1	0.75%	1.66%		1.66%	121%
—	23.04	10.99	1	1.27	1.28		1.28	138
—	20.94	16.68	1	0.72	1.85		2.07	169
—	18.02	(3.70)	1	0.82	1.67	(d)	1.71	177
—	18.79	6.25	9	0.66	1.41	(d)	1.52	137

$—	$24.82	8.15%	$381	1.24%	1.14%		1.14%	121%
—	23.20	11.41	326	1.22	1.08		1.09	138
—	21.09	17.36	217	1.22	1.35		1.57	169
—	18.24	(3.36)	238	1.32	1.17	(d)	1.21	177
—	19.03	6.81	5,070	1.16	0.90	(d)	1.00	137

$—	$12.08	6.67%	$27,149	2.76%	0.98%		0.98%	14%
—	11.64	(3.26)	30,390	2.53	1.12		1.13	16
—	12.34	6.79	33,747	2.62	1.14		1.18	26
—	11.86	2.06	36,024	2.97	1.15	(d)	1.18	40
—	11.97	5.14	40,049	3.49	0.86	(d)	0.63	28

$—	$12.07	5.88%	$925	2.01%	1.73%		1.73%	14%
—	11.63	(3.98)	1,000	1.77	1.87		1.88	16
—	12.33	5.93	1,728	1.87	1.89		1.93	26
—	11.86	1.39	1,675	2.22	1.90	(d)	1.93	40
—	11.96	4.33	2,699	2.68	1.60	(d)	1.24	28

See accompanying Notes to Financial Statements.	77

FINANCIAL HIGHLIGHTS (continued)

For the Years Ended September 30, 2014

Selected data for a share outstanding throughout each period is as follows:

		Income (Loss) from Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions
Highland Tax-Exempt Fund (continued)
Class Y
2014	$12.58	$0.38	$0.48	$0.86	$(0.38)	$—	$—	$(0.38)
2013	13.34	0.36	(0.76)	(0.40)	(0.36)	—	—	(0.36)
2012	12.83	0.37	0.51	0.88	(0.37)	—	—	(0.37)
2011	12.93	0.40	(0.11)	0.29	(0.39)	—	—	(0.39)
2010	12.74	0.48	0.19	0.67	(0.48)	—	—	(0.48)

Highland Fixed Income Fund
Class A
2014	$12.61	$0.24	$0.20	$0.44	$(0.24)	$—	$(0.02)	$(0.26)
2013	13.04	0.17	(0.41)	(0.24)	(0.17)	—	(0.02)	(0.19)
2012	12.54	0.20	0.59	0.79	(0.27)	—	(0.02)	(0.29)
2011	12.26	0.37	0.31	0.68	(0.40)	—	—	(0.40)
2010	11.71	0.36	0.63	0.99	(0.44)	—	—	(0.44)
Class C
2014	$12.62	$0.15	$0.19	$0.34	$(0.15)	$—	$(0.01)	$(0.16)
2013	13.06	0.07	(0.42)	(0.35)	(0.07)	—	(0.02)	(0.09)
2012	12.56	0.10	0.59	0.69	(0.17)	—	(0.02)	(0.19)
2011	12.27	0.27	0.33	0.60	(0.31)	—	—	(0.31)
2010	11.72	0.27	0.63	0.90	(0.35)	—	—	(0.35)
Class R
2014	$12.61	$0.23	$0.18	$0.41	$(0.22)	$—	$(0.01)	$(0.23)
2013	13.05	0.14	(0.42)	(0.28)	(0.14)	—	(0.02)	(0.16)
2012	12.55	0.16	0.59	0.75	(0.23)	—	(0.02)	(0.25)
2011	12.26	0.33	0.34	0.67	(0.38)	—	—	(0.38)
2010	11.71	0.33	0.63	0.96	(0.41)	—	—	(0.41)
Class Y
2014	$12.60	$0.27	$0.20	$0.47	$(0.27)	$—	$(0.02)	$(0.29)
2013	13.03	0.16	(0.37)	(0.21)	(0.20)	—	(0.02)	(0.22)
2012	12.52	0.23	0.60	0.83	(0.29)	—	(0.03)	(0.32)
2011	12.24	0.40	0.31	0.71	(0.43)	—	—	(0.43)
2010	11.70	0.33	0.68	1.01	(0.47)	—	—	(0.47)

(a)	Net investment income per share is based on average shares outstanding during the period.
(b)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the adviser not absorbed a portion of expenses, total returns would have been lower.
(c)	The ratios for periods of less than one full year are annualized.
(d)	Includes waiver of management fee with respect to the Fund’s investment in the Pyxis Money Market Fund II.
(e)	Less than $0.005 per share or less than 0.005%.
(f)	Class A commenced operations on November 23, 2011, Class C commenced operations on November 15, 2011 and Class Y commenced operations on November 14, 2011.
(g)	Not annualized.

78	See accompanying Notes to Financial Statements.

			Ratios and Supplemental Data
Redemptions Fees	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (000)	Net Investment Income/ (Loss)(c)	Net Expenses(c)		Gross Expenses(c)	Portfolio Turnover Rate

$—	$13.06	6.97%	$167	3.01%	0.72%		0.72%	14%
—	12.58	(3.03)	266	2.78	0.87		0.87	16
—	13.34	6.97	180	2.87	0.89		0.93	26
—	12.83	2.39	179	3.22	0.90	(d)	0.93	40
—	12.93	5.36	700	3.73	0.61	(d)	0.30	28

$—	$12.79	3.47%	$144,839	1.91%	0.97%		0.97%	283%
—	12.61	(1.92)	161,673	1.32	1.04		1.04	456
—	13.04	6.35	202,060	1.59	1.13		1.14	350
—	12.54	5.78	94,079	2.97	0.90	(d)	0.91	392
—	12.26	8.65	98,741	3.02	0.91	(d)	0.99	342

$—	$12.80	2.62%	$3,082	1.16%	1.72%		1.72%	283%
—	12.62	(2.57)	3,098	0.57	1.79		1.79	456
—	13.06	5.48	5,051	0.84	1.88		1.89	350
—	12.56	4.99	846	2.22	1.65	(d)	1.66	392
—	12.27	7.93	933	2.25	1.66	(d)	1.74	342

$—	$12.79	3.31%	$2	1.83%	1.13%		1.13%	283%
—	12.61	(2.14)	2	1.12	1.22		1.22	456
—	13.05	6.05	2	1.34	1.38		1.39	350
—	12.55	5.60	1	2.72	1.15	(d)	1.16	392
—	12.26	8.37	11	2.73	1.17	(d)	1.25	342

$—	$12.78	3.73%	$222	2.13%	0.72%		0.72%	283%
—	12.60	(1.60)	159	1.27	0.79		0.79	456
—	13.03	6.62	1,571	1.84	0.88		0.89	350
—	12.52	6.04	1,072	3.22	0.65	(d)	0.66	392
—	12.24	8.81	2,686	3.36	0.67	(d)	0.75	342

See accompanying Notes to Financial Statements.	79

NOTES TO FINANCIAL STATEMENTS

September 30, 2014	Highland Funds II

Note 1. Organization

Highland Funds II (the “Trust”) is a Massachusetts business trust organized on August 10, 1992. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. It comprises thirteen portfolios (each a “Fund” and collectively the “Funds”), although only the following eight are currently being offered: Highland Global Allocation Fund (the “Global Allocation Fund”), Highland Dividend Equity Fund (the “Dividend Equity Fund”), Highland Premier Growth Equity Fund (the “Premier Growth Equity Fund”), Highland Small-Cap Equity Fund (the “Small-Cap Equity Fund”), Highland Total Return Fund (the “Total Return Fund”), Highland Tax-Exempt Fund (the “Tax-Exempt Fund”), and Highland Fixed Income Fund (the “Fixed Income Fund”). The Highland Energy MLP (Master Limited Partnership) Fund is reported separately. The Alpha Trend Strategies Fund liquidated on October 31, 2013. The Trend Following Fund liquidated on January 24, 2014. The Alternative Income Fund was sold on January 24, 2014.

Fund Shares

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share (each a “Share” and collectively, the “Shares”). Each Fund (other than the Dividend Equity Fund and the Tax-Exempt Fund) currently offers four share classes to investors, namely Class A, Class C, Class R and Class Y Shares. The Dividend Equity Fund currently offers four share classes to investors but has only sold three, namely Class A, Class C and Class Y shares. The Tax-Exempt Fund currently offers three share classes to investors, namely Class A, Class C and Class Y Shares. As of January 29, 2007, Class B Shares were closed to new investments for all Funds that offered Class B Shares. Class B Shares liquidated on January 31, 2014.

Class A Shares are sold with a front-end sales charge. Maximum sales load imposed on purchases of Class A Shares (as a percentage of offering price) is as follows:

Fund	%
Global Allocation Fund	5.75
Dividend Equity Fund	5.75
Premier Growth Equity Fund	5.75
Small-Cap Equity Fund	5.75
Total Return Fund	5.75
Tax-Exempt Fund	4.25
Fixed Income Fund	4.25

There is no front-end sales charge imposed on individual purchases of Class A Shares of $1 million or more. The front-end sales charge is also waived in other instances as described in the Funds’ prospectuses. Purchases of

$1 million or more of Class A Shares at net asset value (“NAV”) are subject to a 0.50% contingent deferred sales charge (“CDSC”) if redeemed within one year of purchase.

The maximum CDSC imposed on redemptions of Class C Shares for all Funds is 1.00% within the first year of purchase and 0.00% thereafter.

No front-end or CDSCs are assessed by the Trust with respect to Class R and Class Y Shares of all Funds.

Note 2. Significant Accounting Policies

The following summarizes the significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Use of Estimates

The Funds’ financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Securities Valuation

The Funds utilize various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable

80	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2014	Highland Funds II

inputs. These two types of inputs create the following fair value hierarchy:

Level 1 —	Quoted prices for identical investments in active markets.

Level 2 —	Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 —	Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. Highland Capital Management Fund Advisors, L.P., (the “Investment Adviser” or “Highland”) performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement

The following section describes the valuation methodologies the Funds use to measure different financial investments at fair value.

A Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sales price on the primary market in which they are traded. Portfolio securities listed on National Association of Securities Dealers Automated Quotation (‘‘NASDAQ”) are valued using the NASDAQ Official Closing Price; Level 1 securities primarily include publicly-traded equity securities which may not necessarily represent the last sale price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security will be valued at the mean between the most recently quoted bid and asked prices produced by the principal market makers. In those circumstances the Fund classifies the investment securities in Level 2.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid as reported by an independent pricing service. Municipal obligations are valued at the quoted bid prices when available. The pricing vendor uses various pricing models for each asset class that are consistent with what other market participants would use. The inputs and assumptions to the model of the pricing vendor are derived from market observable sources including: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers and other market related data. Since many fixed income securities do not trade on a daily basis, the methodology of the pricing vendor uses available information as applicable such as benchmark curves, benchmarking of like securities, sector groupings and matrix pricing. The pricing vendor considers all available market observable inputs in determining the evaluation for a security. Thus, certain securities may not be priced using quoted prices, but rather determined from market observable information. These investments are included in Level 2 and primarily comprise our portfolio of corporate fixed income, government, mortgage and asset-backed securities.

In the absence of a reliable price from such a pricing service, debt securities may be valued based on dealer supplied valuations or quotations. In these infrequent circumstances, pricing vendors may provide the Funds with valuations that are based on significant unobservable inputs, and in those circumstances we classify the investment securities in Level 3.

The Funds use non-binding broker quotes as the primary basis for valuation when there is limited or no, relevant market activity for a specific investment or for other investments that share similar characteristics. The Funds have not adjusted the prices obtained. Investment securities priced using broker quotes are included in Level 2. As is the case with the primary pricing vendor, third-party brokers do not provide access to their proprietary valuation models, inputs and assumptions. Accordingly, Highland conducts internal reviews of pricing for all such investment securities periodically to ensure reasonableness of valuations used in the Funds’ financial statements. These reviews are designed to identify prices that appear stale, those that have changed significantly from prior valuations and other anomalies that may indicate that a price may not be accurate. Based on the information available, Highland believes that the fair values provided by the brokers are representative of prices that would be received to sell the assets at the measurement date (exit prices).

Short-term securities of sufficient credit quality with remaining maturities of sixty days or less at the time of purchase are valued on the basis of amortized cost which approximates market value and these are included in Level 2.

Written or purchased options are valued at the last sales price, or if no sales occurred that day, at the last reported bid price and those are also included in Level 2.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using

Annual Report	81

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2014	Highland Funds II

procedures approved by the Funds’ Board of Trustees that are designed to establish its “fair” value. These securities would be classified in Level 3. Those procedures require that the fair value of a security be established by the fair valuation committee. The fair valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of any Fund in the appropriate circumstances.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security’s primary market and before the close of regular trading on the New York Stock Exchange (“NYSE”). In these circumstances the Fund classifies the investment securities in Level 2. This independent fair value pricing service uses a model to identify affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price.

Portfolio securities may be valued using techniques other than market quotations, under the circumstances described above. The value established for a portfolio security may be different than what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Funds could sell a portfolio security for the value established for it at any time and it is possible that the Funds would incur a loss because a portfolio security is sold at a discount to its established value.

Other financial investments are derivative instruments that are not reflected in Total Investments, such as futures, forwards, swaps, and written options contracts, which are valued based on fair value as discussed above.

The Funds use closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the-counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

Fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Funds’ NAV.

At the end of each calendar quarter, management evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

82	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2014	Highland Funds II

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of levels are recognized at the value at the beginning of the period. A summary of the inputs used to value each Fund’s assets as of September 30, 2014 is as follows:

	Total value at September 30, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Global Allocation Fund
Assets
U.S. Senior Loans(1)	$33,246,499	$—	$20,202,242	$13,044,257
Non-U.S. Senior Loans(1)	20,463,140	—	17,084,091	3,379,049
Non-U.S. Asset-Backed Securities	51,565,256	—	51,565,256	—
U.S. Corporate Bonds & Notes(1)	17,675,000	—	17,675,000	—
Non-U.S. Corporate Bonds & Notes(1)	15,694,876	—	15,694,876	—
Non-U.S. Government Bonds	219,253,379	—	219,253,379	—
U.S. Equity(1)	251,511,450	251,511,450	—	—
Non-U.S. Equity(1)	158,526,104	127,878,343	30,647,761	—
U.S. Exchange-Traded Funds	25,214,692	25,214,692	—	—
Non-U.S. Exchange-Traded Funds	79,993,200	79,993,200	—	—
U.S. Purchased Call Options
Equity Contracts	10,134,250	10,134,250	—	—
U.S. Registered Investment Companies	11,421,277	11,421,277	—	—
U.S. Investment Companies	139,234,751	139,234,751	—	—
Non-U.S. Investment Companies	4,195,723	—	—	4,195,723

Total Assets	1,038,129,597	645,387,963	372,122,605	20,619,029

Liabilities
Written Options Contracts
Equity Contracts	(11,415,000)	(11,415,000)	—	—

Total Liabilities	(11,415,000)	(11,415,000)	—	—

Total	$1,026,714,597	$633,972,963	$372,122,605	$20,619,029

(1)	See Investment Portfolio detail for industry breakout.

	Total value at September 30, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Dividend Equity Fund
Assets
Common Stocks(1)	$23,197,365	$23,197,365	$—	$—
Exchange-Traded Funds	595,812	595,812	—	—
Investment Companies	4,776,661	4,776,661	—	—

Total	$28,569,838	$28,569,838	$—	$—

(1)	See Investment Portfolio detail for industry breakout.

Annual Report	83

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2014	Highland Funds II

	Total value at September 30, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Premier Growth Equity Fund
Assets
Common Stocks(1)	$212,237,569	$212,237,569	$—	$—
Other Financial Instruments
Equity Contracts — Futures(2)	12,143	12,143	—	—

Total	$212,249,712	$212,249,712	$—	$—

(1)	See Investment Portfolio detail for industry breakout.
(2)	Includes cumulative unrealized appreciation (depreciation) of future contracts as reported in the Investment Portfolio.

	Total value at September 30, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Small-Cap Equity Fund
Assets
Common Stocks(1)	$37,590,147	$37,590,147	$—	$—
Investment Companies	10,571,099	10,571,099	—	—

Total	$48,161,246	$48,161,246	$—	$—

(1)	See Investment Portfolio detail for industry breakout.

84	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2014	Highland Funds II

	Total value at September 30, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Total Return Fund
Assets
Agency Collateralized Mortgage Obligations	$126,869	$—	$126,869	$—
Agency Mortgage-Backed Securities	5,999,890	—	5,999,890	—
Asset-Backed Securities	10,031	—	10,031	—
Corporate Bonds & Notes(1)	6,307,503	—	6,307,503	—
Foreign Corporate Bonds & Notes(1)	1,764,675	—	1,764,675	—
Municipal Bonds & Notes	179,732	—	179,732	—
Non-Agency Collateralized Mortgage Obligations	165,481	—	165,481	—
Non-Agency Collateralized Mortgage-Backed Securities	1,133,463	—	1,133,463	—
Sovereign Bonds	67,276	—	67,276	—
U.S. Treasuries	6,433,032	—	6,433,032	—
Domestic Equity
Common Stocks(1)	22,177,728	22,177,728	—	—
Preferred Stocks(1)	24,239	—	24,239	—
Foreign Equity
Common Stocks(1)	18,620,612	4,902,284	13,718,328	—
Preferred Stocks(1)	284,613	—	284,613	—
Exchange-Traded Funds	2,701,726	2,701,726	—	—
Investment Companies	18,475,175	18,475,175	—	—
Other Financial Instruments
Equity Contracts—Futures(2)	1,606	1,606	—	—
Interest Rate Contracts—Futures(2)	4,252	4,252	—	—

Total Assets	84,477,903	48,262,771	36,215,132	—

Liabilities
Other Financial Instruments
Equity Contracts—Futures(2)	(84,605)	(84,605)	—	—
Interest Rate Contracts—Futures(2)	(7,940)	(7,940)	—	—

Total Liabilities	(92,545)	(92,545)	—	—

Total	$84,385,358	$48,170,226	$36,215,132	$—

(1)	See Investment Portfolio detail for industry breakout.
(2)	Includes cumulative unrealized appreciation (depreciation) of future contracts as reported in the Investment Portfolio.

	Total value at September 30, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Tax-Exempt Fund
Assets
Municipal Bonds & Notes(1)	$27,124,571	$—	$27,124,571	$—

Total	$27,124,571	$—	$27,124,571	$—

(1)	See Investment Portfolio detail for industry breakout.

Annual Report	85

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2014	Highland Funds II

	Total value at September 30, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Fixed Income Fund
Assets
Agency Collateralized Mortgage Obligation	$282,283	$—	$282,283	$—
Agency Mortgage-Backed Securities	32,740,033	—	32,740,033	—
Asset-Backed Securities	1,898,266	—	1,898,266	—
Corporate Bonds & Notes(1)	33,092,762	—	33,092,762	—
Foreign Corporate Bonds & Notes(1)	12,889,854	—	12,889,854	—
Municipal Bonds & Notes	1,394,134	—	1,394,134	—
Non-Agency Collateralized Mortgage Obligations	963,550	—	963,550	—
Non-Agency Collateralized Mortgage-Backed Securities	6,090,557	—	6,090,557	—
Sovereign Bonds	911,869	—	911,869	—
U.S. Government Agencies	2,400,802	—	2,400,802	—
U.S. Treasuries	24,956,053	—	24,956,053	—
Domestic Equity
Common Stocks(1)	1,800,750	1,800,750	—	—
Preferred Stocks(1)	3,978,096	3,809,705	168,391	—
Registered Investment Companies	3,416,876	3,416,876	—	—
Investment Companies	8,485,525	8,485,525	—	—

Total	$135,301,410	$17,512,856	$117,788,554	$—

(1)	See Investment Portfolio detail for industry breakout.

Certain foreign securities are fair valued by utilizing an external pricing service in the event of any significant market movements between the time the series valued such foreign securities and the earlier closing of foreign markets. Such fair valuations are categorized as Level 2 in the hierarchy.

For the year ended September 30, 2014, amounts of $4,003,250 and $11,668,623 of the Global Allocation Fund and the Total Return Fund’s portfolio investments, respectively, were transferred from Level 1 to Level 2. Transfers from Level 1 to 2 were due to the use of a systematic fair valuation model to adjust for significant market activity between the close of foreign markets and the time of valuation in the current reporting period. For the year ended September 30, 2014, there were no other transfers.

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of identified cost for both financial statement and U.S. federal income tax purposes.

Each Fund’s income, expenses (other than distribution fees and shareholder service fees) and realized and unrealized gains and losses are allocated proportionally each day among each Fund’s respective share classes based upon the relative net assets of each class share.

Income Recognition

Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis.

Accretion of discount and amortization of premium on taxable bonds and loans are computed to the call or maturity date, whichever is shorter, using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Expenses

Fund specific expenses are allocated to the Fund that incurs such expense and pro rata across share classes. Expenses, other than those incurred by a specific Fund, are allocated pro rata among Funds and share classes. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. Certain class specific expenses (such as distribution and shareholder service fees) are allocated to the class that incurs such expense.

86	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2014	Highland Funds II

Short-Term Trading (Redemption) Fees

Shares held in the Dividend Equity Fund less than 60 days are subject to a short-term trading fee equal to 2.00% of the proceeds of the redeemed shares. These fees, which were retained by the Fund, are accounted for as an addition to paid-in capital. For the year ended September 30, 2014, the redemption fee amount for Class A, Class C and Class Y Shares was $33, $19 and $119, respectively. Effective October 17, 2013, the short-term trading fee was eliminated.

U.S. Federal Income Tax Status

Each Fund is treated as a separate taxpayer for U.S. federal income tax purposes. The Funds intend to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and will distribute substantially all of its taxable income and gains, if any, for the tax year, and as such will not be subject to U.S. federal income taxes. In addition, the Funds intend to distribute, in each calendar year, all of their net investment income, capital gains and certain other amounts, if any, such that the Funds should not be subject to U.S. federal excise tax. Therefore, no U.S. federal income or excise tax provisions are recorded.

Management has analyzed the Funds’ tax positions taken on U.S. federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for U.S. federal income tax is required in the Funds’ financial statements. The Funds’ U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Distributions to Shareholders

The Tax-Exempt Fund and Fixed Income Fund declare investment income dividends daily and pay them monthly. The Dividend Equity Fund declares and pays investment income dividends monthly. The Global Allocation Fund declares and pays investment income dividends quarterly. All other Funds declare and pay dividends from investment income annually. All Funds declare and pay distributions from net realized capital gains in excess of capital loss carryforwards annually.

Cash & Cash Equivalents

The Funds consider liquid assets deposited with a bank and certain short term debt instruments with original maturities of 3 months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of the Statement of Assets and Liabilities.

Foreign Currency

Accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates using the current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates, between trade and settlement dates on securities transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes, are recorded as unrealized foreign currency gains/(losses). Realized gains/(losses) and unrealized appreciation/(depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Securities Sold Short

The Funds may sell securities short. A security sold short is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. When a Fund sells a security short, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. A Fund may have to pay a fee to borrow particular securities and is often obligated to pay any dividends or other payments received on such borrowed securities. The Global Allocation Fund entered into short sale transactions during the year; however, none were open as of September 30, 2014.

When-Issued Securities & Forward Commitments

The Funds may purchase or sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled a month or more after entering into the transactions. The price of the underlying securities and the date when these secu-

Annual Report	87

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2014	Highland Funds II

rities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. In connection with such purchases, the Funds maintain cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date. For sales commitments, the Funds maintain equivalent deliverable securities as “cover” for the transaction. Unsettled commitments are valued at current market value of the underlying security. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. The Funds will not enter into such commitments for the purpose of investment leverage. As of September 30, 2014, the Global Allocation Fund and the Total Return Fund each held securities on a when-issued basis. These securities are detailed in each Fund’s Investment Portfolio.

Note 3. Derivative Transactions

The Funds are subject to equity price risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds enter into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions, and for managing the duration of fixed income investments.

Futures Contracts

A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The Funds may invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations. The Funds invest in futures contracts to manage their exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase a Fund’s exposure to the underlying instrument while selling futures tends to decrease a Fund’s exposure to the underlying instrument, or economically hedge other Fund investments. With futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. A Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade. Upon entering into a financial futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margins, are made or received by the Funds each day, depending on the daily fluctuation in the fair value of the underlying security. The Funds record an unrealized gain/(loss) equal to the daily variation margin. Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Funds recognize a realized gain/(loss) on the expiration or closing of a futures contract. For the year ended September 30, 2014, the Premier Growth Equity Fund and the Total Return Fund held futures contracts as detailed in each Fund’s Investment Portfolio. The Fixed Income Fund invested in futures contracts during the period; however, none were held as of September 30, 2014. These Funds entered into futures transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions, and for managing the duration of fixed-income investments. Cash held as collateral for futures contracts is shown on the Statement of Assets and Liabilities as “Restricted Cash—Futures.” As of September 30, 2014, the Premier Growth Equity Fund and the Total Return Fund held securities collateral for futures contracts in the amounts of $202,810 and $31,736, respectively.

Options

The Funds may utilize options on securities or indexes to varying degrees as part of their principal investment strategy. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. The Funds may hold options, write option contracts, or both.

If an option written by a Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing pur-

88	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2014	Highland Funds II

chase or sale transaction can be affected when a Fund desires. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss.

Transactions in written options for the year ended September 30, 2014 were as follows:

Global Allocation Fund	Number of Contracts	Premium
Outstanding, September 30, 2013	—	$—
Call Options Written	1,000	442,352
Put Options Written	25,000	9,318,464
Put Options Closed	(1,000)	(399,703)

Outstanding, September 30, 2014	25,000	9,361,113

Additional Derivative Information

The Funds adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Funds disclose: a) how and why an entity uses derivative instruments, b) how derivative instruments and related hedged items are accounted for and c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows.

The fair value of derivative instruments on the Statement of Assets and Liabilities have the following risk exposure at September 30, 2014.

	Fair Value
Fund	Asset Derivative		Liability Derivative
Global Allocation Fund
Equity Contracts – Options	$10,134,250	(1)	$(11,415,000	)(2)
Premier Growth Equity Fund
Equity Contracts – Futures	12,143	(3)(4)	—
Total Return Fund
Equity Contracts – Futures	1,606	(3)(4)	(84,605	)(3)(4)
Interest Rate Contracts – Futures	4,252	(3)(4)	(7,940	)(3)(4)

(1)	Statement of Assets and Liabilities location: Unaffiliated investments, at value.
(2)	Statement of Assets and Liabilities location: Written options contracts, at value.
(3)	Statement of Assets and Liabilities location: Variation margin receivable/payable.
(4)

Includes cumulative unrealized appreciation/(depreciation) of futures contracts as reported in the Investment Portfolio and within the components of the net assets section of the Statement of Assets and Liabilities. Only the current day’s variation margin is reported within the receivables and/or payables of the Statements of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2014, is as follows:

Fund	Net Realized Gain(Loss) on Derivatives		Net Change in Unrealized Appreciation/ (Depreciation) on Derivatives
Global Allocation Fund
Equity Contracts	$(2,585	)(1)	$(2,996,653	)(2)(3)
Foreign Exchange Risk	(21,562	)(4)	—
Premier Growth Equity Fund
Equity Contracts	289,377	(5)	35,855	(6)
Total Return Fund
Equity Contracts	471,906	(5)	(90,874	)(6)
Interest Rate Contracts	(219,040	)(5)	31,142	(6)
Fixed Income Fund
Interest Rate Contracts	(1,085,788	)(5)	237,122	(6)

(1)	Statement of Operations location: Realized gain (loss) on written options contracts.
(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) on investments.
(3)	Statement of Operations location: Change in unrealized appreciation (depreciation) on written options contracts.
(4)	Statement of Operations location: Realized gain (loss) on foreign currency related transactions.
(5)	Statement of Operations location: Realized gain (loss) on futures contracts.
(6)	Statement of Operations location: Change in unrealized appreciation (depreciation) on futures contracts.

For the year ended September 30, 2014, each Fund’s average volume of derivatives is as follows:

Fund	Average Notional Volume/Contracts Year Ended 9/30/14	As of 9/30/14 Notional/ Contracts
Long Futures:
Premier Growth Equity Fund	$1,462,181	$—
Total Return Fund	7,490,955	5,454,102
Fixed Income Fund	20,970,594	—
Short Futures:
Premier Growth Equity Fund	565,081	2,260,325
Total Return Fund	4,241,434	3,372,547
Fixed Income Fund	19,448,450	—
Purchased Options Contracts:
Global Allocation Fund	7,670	38,350
Written Options Contracts:
Global Allocation Fund	5,000	25,000

Annual Report	89

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2014	Highland Funds II

Note 4. Securities Lending

Each Fund may make secured loans of its portfolio securities amounting to not more than one-third of the value of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delays in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially and possible investment losses in the investment of collateral. Pursuant to the Funds’ securities lending policies, securities loans are made to borrowers pursuant to agreements requiring that loans be continuously secured by collateral in cash or securities of the U.S. government or its agencies or instrumentalities, irrevocable letters of credit issued by a bank, or forms of collateral acceptable under the Trust’s securities lending agreement at least equal at all times to the current market value of the securities subject to the loan. The borrower pays to a Fund an amount equal to any interest or dividends received on securities subject to the loan. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower.

Securities lending transactions are entered into Securities Lending Authorization Agreements (“SLAA”), which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a SLAA counterparty’s bankruptcy or insolvency. Under the SLAA, the Fund can reinvest cash collateral, or, upon an event of default, resell or repledge the collateral, and the borrower can resell or repledge the loaned securities. The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, the Fund benefits from a borrower default indemnity provided by State Street Bank and Trust Company (“State Street”). State Street’s indemnity generally provides for full replacement of securities lent or the approximate value thereof.

The following table presents financial instruments that are subject to enforceable netting arrangements as of September 30, 2014:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Fund	Gross Amounts of Liabilities Presented in Statement of Assets & Liabilities(1)	Financial Instrument(2)	Collateral Received	Net Amount (not less than 0)
Global Allocation Fund	$139,234,751	$(155,314,302)	$—	$—
Dividend Equity Fund	4,776,661	(5,179,163)	—	—
Premier Growth Equity Fund	—	(1,058,814)	—	—
Small-Cap Equity Fund	10,571,099	(10,800,901)	—	—
Total Return Fund	18,475,175	(20,375,643)	—	—
Fixed Income Fund	8,485,525	(12,902,076)	—	—

(1)	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
(2)	Represents market value of securities on loan at year end.

For the year ended September 30, 2014, the market value of securities loaned and the amounts secured with cash and securities collateral, which are included on each Fund’s Investment Portfolio were as follows:

Fund	Security Lending Market Value	Security Lending Collateral Cash Collateral (1)	Security Lending Collateral Non-Cash Collateral(2)
Global Allocation Fund	$155,314,302	$139,234,751	$20,318,184
Dividend Equity Fund	5,179,163	4,776,661	543,777
Premier Growth Equity Fund	1,058,814	—	1,094,343
Small-Cap Equity Fund	10,800,901	10,571,099	638,414
Total Return Fund	20,375,643	18,475,175	2,429,912
Fixed Income Fund	12,902,076	8,485,525	4,705,022

(1)	The loaned securities were secured with cash collateral which was invested in the State Street Navigator Prime Securities Lending Portfolio.
(2)	Security lending non-cash collateral consists of U.S. Government Treasury & Agency debt and Sovereign debt.

For the year ended September 30, 2014, the Tax-Exempt Fund did not participate in securities lending.

Note 5. U.S. Federal Income Tax Information

The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from U.S. GAAP. These differences include (but are not limited to) investments organized as partnerships for tax purposes, foreign taxes, investments in futures, losses deferred to off-setting positions, tax treatment of organizational start-up costs, losses deferred due

90	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2014	Highland Funds II

to wash sale transactions, tax treatment of net investment loss and distributions in excess of net investment income, dividends deemed paid upon shareholder redemption of Fund shares and tax attributes from Fund reorganizations. Reclassifications are made to the Funds’ capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or NAV of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

For the year ended September 30, 2014, permanent differences chiefly resulting from net investment losses, foreign currency gains and losses, and REITs were identified and reclassified among the components of the Funds’ net assets as follows:

Fund	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid-in- Capital
Global Allocation Fund	$(419,418)	$(289,512)	$708,930
Dividend Equity Fund	(6,087)	6,087	—
Premier Growth Equity Fund	(29,931)	29,931	—
Small-Cap Equity Fund	244,192	(244,192)	—
Total Return Fund	(8,534)	8,534	—
Tax-Exempt Fund	—	—	—
Fixed Income Fund	178,421	408	(178,829)

At September 30, 2014, the most recent tax year end, components of distributable earnings on a tax basis is as follows:

Fund	Undistributed Income	Undistributed Long-Term Capital Gains	Undistributed Tax-Exempt Income	Other Temporary Differences (1)	Accumulated Capital and Other Losses	Net Tax Appreciation/ (Depreciation)(2)
Global Allocation Fund	$25,368,094	$10,546,136	$—	$(704,764)	$(2,701,783)	$(638,938)
Dividend Equity Fund	18,467	635,207	—	(25,309)	—	3,591,021
Premier Growth Equity Fund	—	14,535,597	—	—	(14,580)	79,432,727
Small-Cap Equity Fund	61,796	4,361,502	—	—	—	6,920,220
Total Return Fund	713,341	3,305,743	—	—	—	6,283,732
Tax-Exempt Fund	—	—	72,258	(20,556)	(374,714)	2,410,377
Fixed Income Fund	—	—	—	(27,597)	(3,484,684)	349,160

(1)	Other temporary differences are comprised of dividends payable and organizational expenses.
(2)	Any differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to deferral of losses from wash sales and other adjustments.

As of September 30, 2014, the most recent tax year end, the following Funds have capital loss carryovers as indicated below. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Code and regulations promulgated thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

Fund	2017		2018		2019	2020	No Expiration Short-Term(1)	No Expiration Long-Term(1)	Total
Global Allocation Fund	$1,103,986	(2)	$1,597,797	(2)	$—	$—	$—	$—	$2,701,783
Dividend Equity Fund	—		—		—	—	—	—	—
Premier Growth Equity Fund	—		—		—	—	—	—	—
Small-Cap Equity Fund	—		—		—	—	—	—	—
Total Return Fund	—		—		—	—	—	—	—
Tax-Exempt Fund	277,095		97,619		—	—	—	—	374,714
Fixed Income Fund	—		—		—	—	—	2,140,048	2,140,048

(1)

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

(2)

Includes capital loss acquired due to Global Allocation Fund’s merger with U.S. Equity Fund on September 28, 2012 and the prior year mergers with Highland International Equity Fund and Global Select Equity Fund on September 20, 2013. The Global Allocation Fund’s ability to utilize these capital losses is limited under Internal Revenue Service regulations. (See Note 11).

(3)	Capital loss acquired due to Fixed Income Fund’s merger with Short Term Government Fund and Government Securities Fund on September 28, 2012.

Annual Report	91

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2014	Highland Funds II

During the year ended September 30, 2014, the Global Allocation Fund, the Total Return Fund, the Tax-Exempt Income Fund and the Fixed Income Fund utilized capital carryforwards in the amount of $5,196,183, $2,877,315, $59,275 and $1,186,440, respectively.

The tax composition of distributions paid during the years ended September 30, 2014 and September 30, 2013 (unless otherwise indicated) were as follows:

	Distributions Paid From:
Fund	Exempt Interest	Ordinary Income(1)	Long-Term Capital Gains	Return of Capital(2)
Global Allocation Fund
2014	$—	$11,339,592	$4,076,066	$—
2013	—	21,850,008	24,058,299	—
Dividend Equity Fund
2014	—	411,221	279,443	—
2013	—	267,980	—	—
Premier Growth Equity Fund
2014	—	276,833	11,468,165	—
2013	—	825,743	—	—
Small-Cap Equity Fund
2014	—	—	2,894,526	—
2013	—	—	2,731,468	—
Total Return Fund
2014	—	686,406	—	—
2013	—	751,663	—	—
Tax-Exempt Fund
2014	792,183	21,272	—	—
2013	837,181	14,865	—	—
Fixed Income Fund
2014	—	2,928,491	—	178,829
2013	—	2,436,373	—	235,516

(1)	For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.
(2)	Additional Information will be distributed on Form 1099 at the end of the calendar year.

Unrealized appreciation and depreciation at September 30, 2014, based on cost of investments for U.S. federal income tax purposes was:

Fund	Gross Appreciation	Gross Depreciation	Net Appreciation/ (Depreciation)	Cost
Global Allocation Fund	$36,846,251	$35,389,665	$1,456,586	$1,036,673,011
Dividend Equity Fund	3,744,933	153,912	3,591,021	24,978,817
Premier Growth Equity Fund	79,443,276	10,549	79,432,727	132,804,842
Small-Cap Equity Fund	7,779,172	858,952	6,920,220	41,241,026
Total Return Fund	7,188,485	902,710	6,285,775	78,186,270
Tax-Exempt Fund	2,418,330	7,953	2,410,377	24,714,194
Fixed Income Fund	1,145,500	796,340	349,160	134,952,250

92	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2014	Highland Funds II

Under current laws, certain capital losses after October 31 may be deferred (and certain ordinary losses after January 1st may be deferred) and treated as occurring on the first day of the following fiscal year. For the fiscal year ended September 30, 2014, the Funds elected to defer the following losses incurred from November 1, 2013 through September 30, 2014:

Fund	Realized Capital Losses	Ordinary Losses
Global Allocation Fund	$—	$—
Dividend Equity Fund	—	—
Premier Growth Equity Fund	(408)	(14,172)
Small-Cap Equity Fund	—	—
Total Return Fund	—	—
Tax-Exempt Fund	—	—
Fixed Income Fund	(1,344,636)	—

Note 6. Credit Agreement

Effective May 24, 2013, the Funds entered into a $25,000,000 unsecured credit agreement with State Street Bank and Trust Company (the “Unsecured Credit Agreement”) to be used for temporary purposes to facilitate portfolio liquidity. The Funds have access to the facility, but aggregate borrowings cannot exceed $25,000,000. Interest is charged to the Funds based on their borrowings at a rate equal to the greater of the Federal Funds Effective Rate plus 1.25% or the LIBOR plus 1.25%. In addition, the Funds agree to pay commitment fee expenses of 0.10% on the undrawn amounts, which are included in “Other” on the Statement of Operations. On May 23, 2014, the Credit Agreement was amended to extend the expiration date to May 22, 2015. During the year ended September 30, 2014, the Funds did not have any outstanding borrowings.

Note 7. Transactions with Affiliates & Expenses Incurred by the Fund

Investment Advisory Fees and Administration Fees

Highland serves as the investment adviser to each Fund. For its investment advisory and administrative services, each Fund pays Highland a monthly fee, computed and accrued daily, based on an annual rate of the Funds’ Average Daily Managed Assets. Average Daily Managed Assets of the Fund means the average daily value of the total assets of the Fund less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage).

The table below shows each Fund’s contractual advisory fee with Highland for the year ended September 30, 2014:

Fund	Annual Fee Rate to Highland
Global Allocation Fund	0.40%
Dividend Equity Fund(1)	1.00%
Premier Growth Equity Fund	0.60%
Small-Cap Equity Fund	0.95%
Total Return Fund	0.50%
Tax-Exempt Fund	0.35%
Fixed Income Fund	0.30%

(1)

Highland has contractually agreed to “limit the total annual operating expenses (exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b-1 under the Investment Company Act of 1940, as amended, taxes, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses) of the Fund to 1.00% of average daily net assets attributable to any class of the Fund.”

To the extent Highland waives its fee or reimburses expenses to satisfy the contractual limitation set forth above (the “cap”), it may seek repayment of a portion or all of such amounts at any time within thirty-six months after the date the Fund accrues the liability, subject to the cap. There can be no assurance that this fee reduction will be sufficient to avoid any loss. On September 30, 2014, the amounts subject to possible future recoupment under the Dividend Equity Fund’s expense limitations are $119,384 expiring in 2015, $129,689 expiring in 2016 and $90,941 expiring in 2017.

For the Dividend Equity Fund, Highland provides administrative services for a monthly administration fee, computed and accrued daily, at an annual rate of 0.20% of the Fund’s Average Daily Managed Assets. During the year ended September 30, 2014, Highland waived $43,555 in administrative fees for the Dividend Equity Fund. This administration fee waiver is voluntary and is subject to termination at any time by Highland without notice.

Sub-Advisory Fees

The Premier Growth Equity Fund and the Total Return Fund are sub-advised by GE Asset Management Incorporated (“GEAM”). The Tax-Exempt Fund and the Fixed Income Fund were sub-advised by GEAM until August 1, 2014, at which time they became sub-advised by First Foundation Advisors (“FFA”). The Dividend Equity Fund is sub-advised by Brookmont Capital Management, LLC. The Small-Cap Equity Fund is sub-advised by Palisade Capital Management, LLC (“Palisade”). Highland pays each sub-adviser an investment sub-advisory fee out of the advisory fee that it receives from the respective Fund.

Annual Report	93

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2014	Highland Funds II

Expense Limits and Fee Reimbursements

Highland has contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Small-Cap Equity Fund pursuant to its distribution plan under Rule 12b-1 under the Investment Company Act of 1940, as amended, taxes, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses) of the Fund to 0.95% of average daily net assets attributable to any class of the Fund (the “Expense Cap”). The Expense Cap will continue through at least January 31, 2016, and may not be terminated prior to this date without the action or consent of the Fund’s Board of Trustees.

The Trust, on behalf of the Small-Cap Equity Fund, has contractually agreed to pay the Adviser all amounts previously paid, waived or reimbursed by the Adviser with respect to the Fund pursuant to the Expense Cap, provided that the amount of such additional payment in any year, together with all other expenses of the Fund, in the aggregate, would not cause the Fund’s total annual operating expenses in any such year to exceed the amount of the Expense Cap, or any other agreed upon expense limitation for that year, and provided further that no additional payments by the Trust will be made with respect to amounts paid, waived or reimbursed by the Adviser more than 36 months after the date the Fund accrues a liability with respect to such amounts paid, waived or reimbursed by the Adviser. The Adviser may not recoup any amounts previously paid, waived or reimbursed under the Expense Cap before payment of the Fund’s operating expenses for the year in which the Adviser intends to recoup such amounts.

Fees Paid to Officers and Trustees

Each Trustee who is not an “interested person” of the Funds as defined in the 1940 Act (the “Independent Trustees”) receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex based on relative net assets. The “Highland Fund Complex” consists of all of the registered investment companies and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act, which are advised by the Investment Adviser and its affiliated advisors as of the date of this report.

The Funds pay no compensation to their two interested Trustees or any of their officers, all of whom are employees of the Investment Adviser.

Distribution and Shareholder Service Fees

Each fund has a distribution and shareholder service plan (each a “Plan” and collectively the “Plans”) pursuant to

Rule 12b-1 under the 1940 Act. The Plans require the payment of a monthly service fee to the Underwriter (as defined below) at an annual rate of 0.25% of the average daily net assets attributable to Class A, Class C and Class R shares of the Funds. In addition, the Plans also require the payment of a monthly distribution fee to the Underwriter at an annual rate of 0.10% of the average daily net assets attributable to Class A shares for the Dividend Equity Fund and the Tax-Exempt Fund. The Plans also require the payment of a monthly distribution fee to the Underwriter at an annual rate of 0.75% of the average daily net assets attributable to Class C shares and 0.25% of the average daily net assets attributable to Class R shares. Currently Class Y shares are not subject to a 12b-1 fee.

The Underwriter received $194,787 of front end sales charges from the sale of Class A shares and $11,145 in contingent deferred sales charges from the redemption of Class C shares of the Funds. Effective April 1, 2014, Highland Capital Funds Distributor, Inc. became the underwriter for the Funds; this function was previously performed by Foreside Funds Distributors LLC. Foreside Funds Distributors LLC and Highland Capital Funds Distributor, Inc. are collectively referred to as the “Underwriter.”

Note 8. Disclosure of Significant Risks and Contingencies

The primary risks of investing in the Funds are described below in alphabetical order:

Counterparty Credit Risk

Counterparty credit risk is the potential loss the Funds may incur as a result of the failure of a counterparty or an issuer to make payments according to the terms of a contract. Counterparty credit risk is measured as the loss the Funds would record if its counterparties failed to perform pursuant to the terms of their obligations to the Funds. Because the Funds may enter into over-the-counter forwards, options, swaps and other derivative financial instruments, the Funds may be exposed to the credit risk of their counterparties. To limit the counterparty credit risk associated with such transactions, the Funds conduct business only with financial institutions judged by the Investment Adviser to present acceptable credit risk.

Credit Risk

Investments rated below investment grade are commonly referred to as high-yield, high risk or “junk debt.” They are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and/ or interest payments. Investments in high yield debt and high yield Senior Loans may result in greater NAV fluctuation than if the Fund did not make such investments.

94	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2014	Highland Funds II

Corporate debt obligations, including Senior Loans, are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the corporate debt obligation experiencing non-payment and a potential decrease in the NAV of the Fund.

Currency Risk

A portion of the Funds’ assets may be quoted or denominated in non-U.S. currencies. These securities may be adversely affected by fluctuations in relative currency exchange rates and by exchange control regulations. The Funds’ investment performance may be negatively affected by a devaluation of a currency in which the Funds’ investments are quoted or denominated. Further, the Funds’ investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Illiquid Securities Risk

The investments made by the Funds may be illiquid, and consequently the Funds may not be able to sell such investments at prices that reflect the Investment Adviser’s assessment of their value or the amount originally paid for such investments by the Funds. Illiquidity may result from the absence of an established market for the investments as well as legal, contractual or other restrictions on their resale and other factors. Furthermore, the nature of the Funds’ investments, especially those in financially distressed companies, may require a long holding period prior to profitability. For the year ended September 30, 2014, only the Global Allocation Fund was subject to illiquid securities risk.

Indemnification Risk

The Funds have a variety of indemnification obligations under contracts with their service providers. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Interest Rate Risk

The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of fixed rate securities already held by the Funds can be expected to rise. Conversely, when interest rates rise, the value of existing fixed rate portfolio securities can be expected to decline. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio dura-

tion. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates.

Investments in Foreign Markets Risk

Investments in foreign markets involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, restrictions on repatriation of income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Funds may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

Senior Loans Risk

The risk that the issuer or a senior may fail to pay interest or principal when due, and changes in market interest rates may reduce the value of the senior loan or reduce a Fund’s returns. The risks associated with senior loans are similar to the risks of high yield debt securities. Senior loans and other debt securities are also subject to the risk of price declines and to increases in interest rates, particularly long-term rates. Senior loans are also subject to the risk that, as interest rates rise, the cost of borrowing increases, which may increase the risk of default. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates. Therefore, senior loans may not mitigate price declines in a rising long-term interest rate environment. A Fund’s investments in senior loans are typically below investment grade and are considered speculative because of the credit risk of their issuers. For the year ended September 30, 2014, only the Global Allocation Fund was subject to senior loans risk.

Annual Report	95

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2014	Highland Funds II

Note 9. Investment Transactions

Purchases & Sales of Securities

The cost of purchases and the proceeds from sales of investments, other than short-term securities and short-term options, for the year ended September 30, 2014, were as follows:

	U.S. Government Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Global Allocation Fund	$—	$—	$1,432,991,512	$792,159,117
Dividend Equity Fund	—	—	7,687,958	3,279,337
Premier Growth Equity Fund	—	—	41,443,179	38,573,607
Small-Cap Equity Fund	—	—	10,590,202	16,355,442
Total Return Fund	63,379,902	54,154,544	20,311,257	38,989,344
Tax-Exempt Fund	—	—	4,023,732	9,070,131
Fixed Income Fund	339,130,324	345,625,501	63,691,911	92,705,042

Note 10. Affiliated Issuers

Under Section 2 (a) (3) of the Investment Company Act of 1940, as amended, a portfolio company is defined as “affiliated” if a fund owns five percent or more of its outstanding voting securities.

The Global Allocation Fund held at least five percent of the outstanding voting securities of the following companies during the year ended September 30, 2014:

			Market Value
Issuer	Shares at September 30, 2013	Shares at September 30, 2014	September 30, 2013	September 30, 2014	Affiliated Income	Purchases	Sales
BB Votorantim Highland Infrastructure LLC (Non-U.S. Investment Companies)	—	10,000	$—	$4,195,723	$—	$4,571,783	$—
Highland/iBoxx Senior Loan, ETF (U.S. Exchange-Traded Funds)	—	543,198	—	10,581,497	111,465	25,004,187	14,307,447
Highland Energy MLP Fund (U.S. Registered Investment Companies)	—	936,170	—	11,421,277	—	11,000,000	—

	—	1,489,368	$—	$26,198,497	$111,465	$40,575,970	$14,307,447

96	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2014	Highland Funds II

Note 11. Reorganization

On January 17, 2013, the Board of Trustees approved an agreement and plan of reorganization which provided for the transfer of all of the assets and liabilities of the Global Select Equity Fund and the International Equity Fund (“Predecessor Funds”) into the Global Allocation Fund (the “Reorganization”). Shareholders of the Predecessor Funds approved the Reorganization at a joint meeting held on September 13, 2013. The tax-free Reorganization was completed on September 20, 2013. The financial statements and historical information contained in the Financial Highlights and footnotes for the Global Allocation Fund reflect the Predecessor Funds’ information.

	Class A	Class B	Class C	Class R	Class Y
Global Select Equity Fund (before reorganization)(1)
Shares	987,367	28	6,538	46	467
Net Assets	$23,861,874	$608	$141,140	$1,107	$11,368
Net Asset Value	$24.17	$21.38	$21.59	$24.18	$24.36
International Equity Fund (before reorganization)(1)
Shares	745,278	833	53,079	74	1,198
Net Assets	$10,584,899	$10,738	$680,703	$1,050	$17,300
Net Asset Value	$14.20	$12.89	$12.82	$14.29	$14.44
Global Allocation Fund (before reorganization)
Shares	19,804,257	496	474,750	267	123,671
Net Assets	$179,367,703	$4,220	$3,907,526	$2,455	$1,284,554
Net Asset Value	$9.06	$8.51	$8.23	$9.19	$10.39
Global Allocation Fund (after reorganization)
Shares issued (Global Select Equity Fund)	2,633,761	71	17,149	121	1,094
Shares issued (International Equity Fund)	1,168,313	1,262	82,710	114	1,665
Net Asset Value	$9.06	$8.51	$8.23	$9.19	$10.39
Shares Outstanding	23,606,331	1,829	574,609	502	126,430
Net Assets	$213,814,476	$15,566	$4,729,369	$4,612	$1,313,222
Conversion Ratios
Global Select Equity Fund	2.6675	2.5120	2.6229	2.6313	2.3448
International Equity Fund	1.5676	1.5146	1.5582	1.5554	1.3899

(1)	Unrealized appreciation before the reorganization was $4,828,450 and $1,111,344, respectively.

Assuming the acquisition had been completed on October 1, 2012, the Fund’s results of operations for the year ended September 30, 2013 would have been as follows:

Global Allocation Fund
Net investment income (loss)	$2,241,758
Net realized and unrealized gain (loss) on investments	50,424,427
Net increase in net assets from operations	52,666,185

Note 12. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events.

Annual Report	97

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders Highland Funds II:

We have audited the accompanying statements of assets and liabilities of the Highland Global Allocation Fund, Highland Dividend Equity Fund, Highland Premier Growth Equity Fund, Highland Small-Cap Equity Fund, Highland Total Return Fund, Highland Tax-Exempt Fund, and the Highland Fixed Income Fund (collectively the “Funds”), each a fund constituting the Highland Funds II trust, including the investment portfolios, as of September 30, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with custodians and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds, as of September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

(signed) KPMG LLP

Boston, Massachusetts

November 26, 2014

98	Annual Report

ADDITIONAL INFORMATION (unaudited)

September 30, 2014	Highland Funds II

Tax Information

For the fiscal year ended September 30, 2014, the following Funds are designating the following items with regard to earnings for the year.

	Long-Term Capital Gain Designation	Tax Exempt Income	Qualified Dividends and Corporate Dividends Received Deduction	Qualifying Dividend Income (15% tax rate for QDI)
Global Allocation Fund	$4,076,066	0.00%	2.58%	4.58%
Dividend Equity Fund	279,443	0.00%	77.72%	100.00%
Premier Growth Equity Fund	11,468,165	0.00%	100%	100%
Small-Cap Equity Fund	2,894,526	0.00%	0.00%	0.00%
Total Return Fund	—	0.00%	58.24%	100.00%
Tax Exempt Fund	—	97.4%	0.00%	0.00%
Fixed Income Fund	—	0.00%	0.44%	0.44%

Additional Portfolio Information

The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts. Although investment decisions for the Funds are made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Funds, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that take contrary provisions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Funds and one or more of such other accounts are prepared to invest in, or desires to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the Funds and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Funds and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Funds, in some cases these activ-

ities may adversely affect the price paid or received by the Funds or the size of the position obtained or disposed of by the Funds.

Disclosure of Fund Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire year ended September 30, 2014.

Actual Expenses: The first section of the table for each Fund provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 — 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

Annual Report	99

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2014	Highland Funds II

Hypothetical Example for Comparison Purposes: The second section of the table for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges or redemption fees. Therefore, the second section of the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 04/01/14	Ending Account Value 09/30/14	Annualized Expense Ratio(1)	Expenses Paid During the Period (1)	Actual Returns for Period
Highland Global Allocation Fund
Actual Fund Return
Class A	$1,000.00	$1,037.40	0.88%	$4.49	3.74%
Class C	1,000.00	1,032.70	1.66%	8.46	3.27%
Class R	1,000.00	1,035.10	1.23%	6.28	3.51%
Class Y	1,000.00	1,037.80	0.68%	3.47	3.78%
Hypothetical 5% Return (before expenses)
Class A	$1,000.00	$1,020.66	0.88%	$4.46	5.00%
Class C	1,000.00	1,016.75	1.66%	8.39	5.00%
Class R	1,000.00	1,018.90	1.23%	6.23	5.00%
Class Y	1,000.00	1,021.66	0.68%	3.45	5.00%

Highland Dividend Equity Fund
Actual Fund Return
Class A	$1,000.00	$999.30	1.35%	$6.77	-0.07%
Class C	1,000.00	995.90	2.00%	10.01	-0.41%
Class Y	1,000.00	1,001.10	1.00%	5.02	0.11%
Hypothetical 5% Return (before expenses)
Class A	$1,000.00	$1,018.30	1.35%	$6.83	5.00%
Class C	1,000.00	1,015.04	2.00%	10.10	5.00%
Class Y	1,000.00	1,020.05	1.00%	5.06	5.00%

Highland Premier Growth Equity Fund
Actual Fund Return
Class A	$1,000.00	$1,085.00	1.16%	$6.06	8.50%
Class C	1,000.00	1,080.80	1.91%	9.96	8.08%
Class R	1,000.00	1,083.50	1.42%	7.42	8.35%
Class Y	1,000.00	1,086.30	0.91%	4.76	8.63%
Hypothetical 5% Return (before expenses)
Class A	$1,000.00	$1,019.25	1.16%	$5.87	5.00%
Class C	1,000.00	1,015.49	1.91%	9.65	5.00%
Class R	1,000.00	1,017.95	1.42%	7.18	5.00%
Class Y	1,000.00	1,020.51	0.91%	4.61	5.00%

	Beginning Account Value 04/01/14	Ending Account Value 09/30/14	Annualized Expense Ratio(1)	Expenses Paid During the Period (1)	Actual Returns for Period

Highland Small-Cap Equity Fund
Actual Fund Return
Class A	$1,000.00	$984.10	1.38%	$6.86	-1.59%
Class C	1,000.00	981.30	2.12%	10.53	-1.87%
Class R	1,000.00	983.30	1.60%	7.95	-1.67%
Class Y	1,000.00	985.60	1.12%	5.57	-1.44%
Hypothetical 5% Return (before expenses)
Class A	$1,000.00	$1,018.15	1.38%	$6.98	5.00%
Class C	1,000.00	1,014.44	2.12%	10.71	5.00%
Class R	1,000.00	1,017.05	1.60%	8.09	5.00%
Class Y	1,000.00	1,019.45	1.12%	5.67	5.00%

Highland Total Return Fund
Actual Fund Return
Class A	$1,000.00	$1,019.50	1.43%	$7.24	1.95%
Class C	1,000.00	1,015.70	2.18%	11.02	1.57%
Class R	1,000.00	1,018.60	1.75%	8.86	1.86%
Class Y	1,000.00	1,021.00	1.19%	6.03	2.10%
Hypothetical 5% Return (before expenses)
Class A	$1,000.00	$1,017.90	1.43%	$7.23	5.00%
Class C	1,000.00	1,014.14	2.16%	11.01	5.00%
Class R	1,000.00	1,016.25	1.75%	8.85	5.00%
Class Y	1,000.00	1,019.10	1.19%	6.02	5.00%

Highland Tax-Exempt Fund
Actual Fund Return
Class A	$1,000.00	$1,036.40	0.99%	$5.05	3.64%
Class C	1,000.00	1,032.60	1.75%	8.92	3.26%
Class Y	1,000.00	1,037.60	0.75%	3.83	3.76%
Hypothetical 5% Return (before expenses)
Class A	$1,000.00	$1,020.10	0.99%	$5.01	5.00%
Class C	1,000.00	1,016.29	1.75%	8.85	5.00%
Class Y	1,000.00	1,021.31	0.75%	3.80	5.00%

Highland Fixed Income Fund
Actual Fund Return
Class A	$1,000.00	$1,013.10	1.00%	$5.05	1.31%
Class C	1,000.00	1,009.30	1.75%	8.81	0.93%
Class R	1,000.00	1,012.10	1.20%	6.05	1.21%
Class Y	1,000.00	1,014.40	0.75%	3.79	1.44%
Hypothetical 5% Return (before expenses)
Class A	$1,000.00	$1,020.05	1.00%	$5.06	5.00%
Class C	1,000.00	1,016.29	1.75%	8.85	5.00%
Class R	1,000.00	1,019.05	1.20%	6.07	5.00%
Class Y	1,000.00	1,021.31	0.75%	3.80	5.00%

(1)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by the number of days in the full fiscal year (183/365).

100	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2014	Highland Funds II

Approval of Highland Funds II Advisory and Sub-Advisory Agreements

The Trust has retained the Investment Adviser to manage the assets of each Fund pursuant to investment advisory agreements between the Investment Adviser and each such Fund (the “Advisory Agreements”). The Trust has also retained the following sub-advisers (the “Sub-Advisers” and, together with the Investment Adviser, the “Advisers”) to serve as sub-advisers to certain Funds pursuant to sub-advisory agreements (each, a “Sub-Advisory Agreement” and, together with the Advisory Agreements, the “Agreements”) between the Investment Adviser and the relevant Sub-Adviser with respect to the appropriate Fund: GE Asset Management, Inc., on behalf of Highland Premier Growth Equity Fund and Highland Total Return Fund; First Foundation Advisors on behalf of Highland Tax Exempt Fund and Highland Fixed Income Fund, Palisade Capital Management, LLC, on behalf of Highland Small-Cap Equity Fund; and Brookmont Capital, LLC, on behalf of Highland Dividend Equity Fund. The Agreements have been approved by the Funds’ Board of Trustees, including a majority of the Independent Trustees.

Following an initial two-year term, each of the Agreements continues in effect from year-to-year, provided such continuance is specifically approved at least annually by the vote of holders of at least a majority of the outstanding shares of the Fund or by the Board of Trustees and, in either event, by a majority of the Independent Trustees of the Fund casting votes in person at a meeting called for such purpose.

At a meeting held on June 6, 2014, the Board of Trustees, including the Independent Trustees, approved , for an initial two-year period commencing August 1, 2014, the sub-advisory agreement between the Investment Adviser and First Foundation Advisors on behalf of Highland Fixed Income Fund and Highland Tax-Exempt Fund. At a meeting held on September 11-12, 2014, the Board of Trustees, including the Independent Trustees, most recently approved, for a one-year period commencing December 31, 2014, the continuance of the Agreements with respect to Highland Premier Growth Equity Fund, Highland Small-Cap Equity Fund, Highland Global Allocation Fund, Highland Total Return Fund and Highland Dividend Equity Fund and investment advisory agreements between the Investment Adviser and each of Highland Fixed Income Fund and Highland Tax-Exempt Fund. As part of its review process, the Board of Trustees requested, through Fund counsel and its independent legal counsel, and received from the Advisers, various information and written materials in connection with meetings of the Board of Trustees held on June 6, 2014, August 28, 2014 and September 11-12, 2014, including: (1) information regarding the financial soundness of the Advisers and the profitability of the

Agreements to the Advisers; (2) information on the advisory and compliance personnel of the Advisers, including compensation arrangements; (3) information on the internal compliance procedures of the Advisers; (4) comparative information showing how the Funds’ proposed fees and anticipated operating expenses compare to those of other registered investment companies and comparable funds that follow investment strategies similar to those of the Funds; (5) information on the investment performance of the Funds, including comparisons of the Funds’ performance against that of other registered investment companies and comparable funds that follow investment strategies similar to those of the Funds; (6) information regarding brokerage and portfolio transactions; and (7) information on any legal proceedings or regulatory audits or investigations affecting the Advisers. As applicable, the Trustees also relied on information provided in connection with the initial approval of the Agreements, as well as new information specifically relating to changes from such time, and information provided at periodic meetings of the Trustees over the course of the year. The Trustees reviewed various factors discussed in independent counsel’s legal memorandum, the detailed information provided by the Investment Adviser and Sub-Advisers and other relevant information and factors. The Trustees’ conclusions as to the approval of the Agreements were based on a comprehensive consideration of all information provided to the Trustees without any single factor being dispositive in and of itself. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.

The nature, extent, and quality of the services to be provided by the Advisers. The Board of Trustees considered the portfolio management services to be provided by the Advisers under the Agreements and the activities related to portfolio management, including use of technology, research capabilities, and investment management staff. The Board of Trustees discussed the relevant experience and qualifications of the personnel providing advisory services, including the background and experience of the members of each Fund’s portfolio management team. The Trustees reviewed the management structure, assets under management and investment philosophies and processes of the Advisers. The Trustees also reviewed and discussed information regarding the Advisers’ compliance policies, procedures and personnel, including compensation arrangements. With regard to Funds for which the Investment Adviser has retained a Sub-Adviser, the Trustees considered the services to be provided by the Investment Adviser with respect to the supervision of each of the Sub-Advisers, including the performance of periodic

Annual Report	101

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2014	Highland Funds II

detailed analysis and review of the performance of each Sub-Adviser of its obligations to the applicable Fund, including, a review of each Sub-Adviser’s investment performance in respect of each applicable Fund; preparation and presentation of periodic reports to the Trustees regarding the investment performance of each Sub-Adviser and other information regarding each Sub-Adviser; review and consideration of any changes in the personnel of the Sub-Adviser responsible for performing the Sub-adviser’s obligations and making appropriate reports to the Trustees; review and consideration of any changes in the ownership or senior management of each Sub-Adviser and making appropriate reports to the Trustees; performing periodic in-person or telephonic diligence meetings with representatives of each Sub-Adviser; and preparing recommendations with respect to the continued retention of any Sub-Adviser or the replacement of any Sub-Adviser. The Trustees concluded that the Advisers had the quality and depth of personnel and investment methods essential to performing their duties under the Agreements, and that the nature and the quality of such advisory services were satisfactory.

The Advisers’ Historical Performance in Managing the Funds. With respect to the agreements being considered for renewal, the Board of Trustees reviewed the historical performance of the Advisers and the Funds’ portfolio management teams in managing the Funds over various time periods and reflected on previous discussions regarding matters bearing on the Advisers’ performance at their meetings throughout the year. With respect to the Funds, the Trustees discussed relative performance and contrasted the performance of the Funds and their respective portfolio management teams versus that of the Funds’ peers, as represented by certain other registered investment companies that follow investment strategies similar to the Funds as well as comparable indices. With respect to each Fund, the Trustees concluded that the Fund’s performance or other relevant factors supported the renewal of the Agreement(s) relating to that Fund. With respect to the approval of the sub-advisory agreement between First Foundation and the Investment Adviser on behalf of Highland Fixed Income Fund and Highland Tax-Exempt Fund, the Board reviewed the performance records of the First Foundation Fixed Income Composite and First Foundation’s management style and long-term performance records with respect to each. The Board also took into account the Investment Adviser’s discussion of the performance of each of Highland Fixed Income Fund and Highland Tax-Exempt Fund.

In the case of each Fund that had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance supported renewal of the Agreements. These factors included one or more of the following: (1) that underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Advisers that were reasonable and consistent with the Fund’s investment objective and policies; (2) that the Fund or a particular share class had a limited operating history; (3) that the Fund had a limited operating history under its revised investment strategy; and (4) that the Fund hired a new sub-adviser.

The costs of the services to be provided by the Investment Adviser and the profits to be realized by the Investment Adviser and its affiliates from the relationship with the Funds. The Board of Trustees also gave substantial consideration to the fees payable under the Agreements, the expenses the Advisers incur in providing advisory services and the profitability to the Advisers of managing the Funds, including: (1) information regarding the financial condition of the Advisers; (2) information regarding the total fees and payments received or proposed to be received by the Advisers for their services and whether such fees are appropriate given economies of scale and other considerations; (3) comparative information showing (a) the fees payable under the Agreements versus the investment advisory fees of certain registered investment companies and comparable funds that follow investment strategies similar to those of the Funds and (b) the expense ratios of the Funds versus the expense ratios of certain registered investment companies and comparable funds that follow investment strategies similar to those of the Funds; (4) information regarding the total fees and payments received and the related amounts waived and/or reimbursed by the Investment Adviser for providing administrative services to the Funds under separate agreements and whether such fees are appropriate and, with respect to the Advisory Agreements; and (5) the fact that the fees payable to the Investment Adviser would be reduced by amounts payable to Sub-Advisers for a given period. The Trustees also considered the so-called “fall-out benefits” to the Advisers with respect to the Funds, such as the reputational value of serving as Adviser or Sub-Adviser to the relevant Funds, potential fees paid to the Advisers’ affiliates by a Fund or portfolio companies for services provided, including administrative services provided to the Funds by the Investment Adviser pursuant to separate agreements, and the benefits of research made available to the Advisers by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. After such review, the Trustees determined that the anticipated profitability rates to the Investment Adviser and Sub-Advisers with respect to the Agreements were fair and reasonable. The Trustees also took into consideration the amounts waived and/or reimbursed, if any,

102	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2014	Highland Funds II

where expense caps or advisory fee waivers had been implemented.

The extent to which economies of scale would be realized as each Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders. The Board of Trustees considered the respective asset levels of the Funds, the information provided by the Advisers relating to their costs and information comparing the fee rates charged by the Advisers with fee rates charged by other unaffiliated investment advisers to their clients. The Trustees concluded that the fee structures are reasonable, and appropriately should result in a sharing of economies of scale in view of the information provided by the Advisers. The Board determined to continue to review ways, and the extent to which, economies of scale might be shared between the applicable Adviser and/or Sub-adviser on the one hand and shareholders of the Funds on the other.

Following a further discussion of the factors above and the merits of the Agreements and their various provisions, it was noted that in considering the approval of the Agreements, no single factor was determinative to the decision of the Board of Trustees. Rather, after weighing all of the factors and reasons discussed above, the Trustees, including the Independent Trustees, unanimously agreed that the Agreements, including the advisory and sub-advisory fees to be paid to the Advisers are fair and reasonable to the Funds in light of the services that the Advisers provide, the expenses that they incur and the reasonably foreseeable asset levels of the Funds.

Annual Report	103

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2014	Highland Funds II

The Board is responsible for the overall management of the Funds, including supervision of the duties performed by the Investment Adviser. The names and birth dates of the Trustees and officers of the Funds, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships they hold are shown below. The business address for each Trustee and officer of the Funds is c/o Highland Capital Management Fund Advisors, L.P., 200 Crescent Court, Suite 700, Dallas, TX 75201.

Name and Date of Birth	Position(s) with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Highland Funds Complex Overseen by Trustee[1]	Other Directorships/ Trusteeships Held

Independent Trustees

Timothy K. Hui (6/13/1948)	Trustee	Indefinite Term; Trustee since inception in 2006	Dean of Educational Resources since July 2012 and from July 2006 to January 2008, Vice President from February 2008 to June 2012, and Assistant Provost for Graduate Education from July 2004 to June 2006 at Cairn University.	15	None

Dr. Bob Froehlich (4/28/1953)	Trustee	Indefinite Term; Trustee since December 2013	Executive Vice President and Chief Investment Strategist, The Hartford Mutual Funds from 2009 until retirement in 2012; Vice Chairman of Deutsche Asset Management from 2002 to 2009.	15	Director of American
Realty Capital
Finance Trust, Inc.;
Director
of KC Concessions,
Inc.; Trustee of
American AR Capital
Real Estate Fund;
Director of American
Realty
Capital Healthcare
Trust II; Director,
American Realty
Capital Daily Net
Asset Value Trust,
Inc.; Director of
American Sports
Enterprise, Inc.;
Director of Davidson
Investment Advisors;
Chairman and
owner, Kane County
Cougars Basketball
Club; Advisory
Board of Directors,
Internet
Connectivity Group,
					Inc.

104	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2014	Highland Funds II

Name and Date of Birth	Position(s) with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Highland Funds Complex Overseen by Trustee[1]	Other Directorships/ Trusteeships Held

Independent Trustees

Terrance O. Jones (7/3/1963)	Trustee	Indefinite Terms Trustee Since December 2013	Chief Investment Officer, Banco Santander/Optimal Investments from November 2008 to April 2009; Founder and President, Battersby Capital Management LLC from January 2006 to November 2008; and Managing Director, Goldman Sachs Hedge Fund Strategies from December 2001 to December 2005.	15	SEI’s Advisor’s Inner Circle Fund III; Genworth Life Insurance Company of New York

Bryan A. Ward (2/4/1955)	Trustee	Indefinite Term; Trustee since inception in 2006	Senior Manager, Accenture, LLP (a consulting firm) since January 2002.	15	None

Interested Trustees

Ethan Powell[2] (6/20/1975)	Trustee; Chairman of the Board; Executive Vice President and Secretary	Indefinite Term; Trustee since December 2013; Chairman of the Board since December 2013; Executive Vice President since June 2012; Secretary since November 2010	Trustee of the Funds from June 2012 to July 2013; Chief Product Strategist of HCMFA since 2012; Senior Retail Fund Analyst of Highland Capital Management, L.P. since 2007 and HCMFA since its inception; and Secretary of the funds in the Highland Fund Complex since November 2010; Manager in the Merger and Acquisitions Division at Ernst & Young from 1999 to 2007.	15	None

John Honis[2] (6/16/1958)	Trustee	Indefinite Term; Trustee since July 2013	President of Rand Advisors, LLC since August 2013; Partner of Highland Capital Management, L.P.	15	None

1	The “Highland Fund Complex” consists of all of the registered investment companies overseen by the Board and advised by the Adviser or an affiliated person of the Adviser as of the date of this report.
2	Mr. Powell and Mr. Honis are deemed to be “interested persons” of the Funds under the 1940 Act because of their positions with the Adviser.

Annual Report	105

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2014	Highland Funds II

Name and Date of Birth	Position(s) with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers

Brian Mitts (8/26/1970)	Treasurer (Principal Accounting Officer and Principal Financial Officer)	Indefinite Term; Treasurer since November 2010	Chief Operations Officer of HCMFA since 2012; Senior Retail Fund Analyst of Highland Capital Management, L.P. since 2007 and HCMFA since its inception; Principal Accounting Officer and Treasurer of the funds in the Highland Fund Complex since November 2010; Manager of Financial Reporting at HBK Investments (a hedge fund) from 2005 to 2007.

Ethan Powell (6/20/1975)	Executive Vice President and Secretary	Indefinite Term; Executive Vice President since June 2012; Secretary since November 2010	Trustee of the Funds from June 2012 to July 2013; Chief Product Strategist of HCMFA since 2012; Senior Retail Fund Analyst of Highland Capital Management, L.P. since 2007 and HCMFA since its inception; and Secretary of the funds in the Highland Fund Complex since November 2010; Manager in the Merger and Acquisitions Division at Ernst & Young from 1999 to 2007.

Dustin Norris (1/6/1984)	Assistant Treasurer	Indefinite Term; Assistant Treasurer since November 2012	Senior Accounting Manager at HCMFA since August 2012; Assistant Treasurer of the Funds in the Highland Fund Complex since November 2012; Fund Accountant at Highland Capital Management, L.P. from June 2010 to August 2012; Auditor at Deloitte & Touche LLP from 2009 to June 2010.

106	Annual Report

IMPORTANT INFORMATION ABOUT THIS REPORT

Investment Adviser

Highland Capital Management Fund Advisors, L.P.

200 Crescent Court, Suite 700

Dallas, TX 75201

Sub-Advisers

Anchor Capital Management Group, Inc.

15 Enterprise, Suite 450

Aliso Viejo, California 92656

Brookmont Capital Management, LLC

2000 McKinney Avenue, Suite 1230

Dallas, Texas 75201

First Foundation Advisors

18/01 Von Karman Ave., Suite 700

Irvine, CA 92612 - 0145

GE Asset Management Incorporated

3001 Summer Street

P.O. Box 7900

Stamford, CT 06904

Palisade Capital Management, LLC

One Bridge Plaza

Fort Lee, NJ 07024

Transfer Agent

Boston Financial Data Services, Inc.

30 Dan Road

Canton, Massachusetts 02021

Underwriter

Highland Capital Funds Distributor, Inc.

200 Crescent Court, Suite 700

Dallas, TX 75201

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, Missouri 64105

Independent Registered Public Accounting Firm

KPMG LLP

Two Financial Center

60 South Street

Boston, MA 02111

Fund Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199-3600

This report has been prepared for shareholders of Highland Global Allocation Fund, Highland Dividend Equity Fund, Highland Premier Growth Equity Fund, Highland Small-Cap Equity Fund, Highland Total Return Fund, Highland Tax-Exempt Fund, and Highland Fixed Income Fund (collectively, the “Funds”). The Funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-877-665-1287 to request that additional reports be sent to you.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, and the Funds’ proxy voting records for the most recent 12-month period ended June 30, are available (i) without charge, upon request, by calling 1-877-665-1287 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov and also may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may also obtain the Form N-Q by visiting the Funds’ website at www.highlandfunds.com.

The Statements of Additional Information include additional information about the Funds’ Trustees and are available upon request without charge by calling 1-877-665-1287.

Annual Report	107

THIS PAGE LEFT BLANK INTENTIONALLY

THIS PAGE LEFT BLANK INTENTIONALLY

Highland Funds

c/o BFDS

30 Dan Road

Canton, MA 02021-2809

Highland Funds II	Annual Report, September 30, 2014

www.highlandfunds.com	HLC-HFII-AR-09/14

Highland Energy MLP Fund

Annual Report

September 30, 2014

Highland Energy MLP Fund

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

A prospectus must precede or accompany this report. Please read the prospectus carefully before you invest.

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2014	Highland Energy MLP Fund

Performance Overview

For the period that ended on September 30, 2014, the Highland Energy MLP Fund returned 23.73% for Class A shares, 22.82% for Class C shares, 23.43% for Class R shares, and 24.15% for Class Y shares. The Alerian MLP Total Return Index, the Fund’s benchmark, returned 25.80%, and the Fund’s Morningstar peer group, US OE Equity Energy (excluding the Highland Energy MLP Fund), returned an average of 21.60% during the same period.

Manager’s Discussion

During this period, the Fund was almost entirely invested in the limited and general partnership interests of Master Limited Partnerships (MLPs) engaged in the energy industry. While there were periods when the Fund was negatively impacted by poor general market sentiment, the Fund’s overall performance benefited from the continued positive fundamentals of the growth in the domestic energy industry.

The Fund’s performance was positively impacted by its overweighting of interests in certain higher growth general partnerships as well as limited partnerships in which the entities have high anticipated growth due to organic projects and/or a large inventory of asset dropdown candidates at its parent. The Fund also benefitted from its avoidance of some non-midstream MLPs that underperformed during the period.

Jon Poglitsch	Matthew Gray
Managing Director, Highland Capital Management, LP	Director, Highland Capital Management, LP

Annual Report	1

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2014	Highland Energy MLP Fund

Highland Energy MLP Fund - Class A

Growth of Hypothetical $10,000 Investment

Highland Energy MLP Fund	One Year	Since Inception	Inception Date

Class A Shares, without sales charge	23.73%	15.45%	12/01/11
Class A Shares, with sales charge	16.61%	13.06%
Class C Shares, without sales charge	22.82%	14.68%	12/01/11
Class C Shares, with sales charge	21.82%	14.68%
Class R Shares	23.43%	15.26%	12/01/11
Class Y Shares	24.15%	15.91%	12/01/11

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 5.75% on Class A Shares. The CDSC on Class C Shares is 1.00% within the first year for each purchase; there is no CDSC on Class C Shares thereafter. The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s share then redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com. The gross expense ratios as reported in the Fund’s prospectus are Class A: 11.72%, Class C: 12.37%, Class R: 11.87% and Class Y: 11.37%. The Advisor has contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b-1 under the Investment Company Act of 1940, as amended, taxes, such as deferred tax expenses, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) of the Fund to 1.10% of average daily net assets attributable to any class of the Fund. The Expense Cap will continue through at least January 31, 2015. Total annual operating expense ratios as reported in the Fund’s prospectus for each class after expense reimbursement are Class A: 1.45%, Class C: 2.10%, Class R: 1.60% and Class Y: 1.10%.

Effective February 1, 2013, the Fund revised its investment strategy to focus on MLP investments. Returns through September 30, 2012 reflect the Fund’s treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended. Returns after September 30, 2012 reflect the Fund’s treatment as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. As a result, returns after September 30, 2012 generally will be reduced by the amount of entity-level income taxes paid by the Fund as a regular corporation and thus will not necessarily be comparable to returns reported while the Fund still qualified as a regulated investment company.

The Fund’s investments in MLPs involve additional risks as compared to the risks of investing in common stock, including risks related to cash flow, dilution and voting rights. The Fund’s investments are concentrated in the energy infrastructure industry with an emphasis on securities issued by MLPs, which may increase price fluctuation. Energy infrastructure companies are subject to risks specific to the industry such as fluctuations in commodity prices, reduced volumes of natural gas or other energy commodities, environmental hazards, changes in the macroeconomic or the regulatory environment or extreme weather. MLPs may trade less frequently than larger companies due to their smaller capitalizations which may result in erratic price movement or difficulty in buying or selling. MLPs are subject to significant regulation and may be adversely affected by changes in the regulatory environment including the risk that a limited partner could lose its tax status as a partnership which could reduce or eliminate distributions paid by MLPs to the Fund. Additional management fees and other expenses are associated with investing in MLP funds. The Fund is subject to certain MLP tax risks and risks associated with accounting for its deferred tax liability which could materially reduce its net asset value. An investment in the Fund is not entitled to the same tax benefits as a direct investment in an MLP. Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, factors related to a specific issuer or industry and, with respect to bond prices, changing market perceptions of the risk of default and changes in government intervention. These factors may also lead to increased volatility and reduced liquidity in the bond markets. The Fund’s investments in derivatives may involve more volatility and less liquidity because of the risk that an investment may not correlate to the performance of the underlying securities. Investments by the Fund involving leverage may have the effect of increasing the volatility of the Fund’s portfolio, and the risk of loss in excess of invested capital.

The Fund is organized as a Subchapter “C” Corporation which means that it will pay federal, state and local income taxes at a corporate rate (currently as high as 35%) based on its taxable income. The potential benefit of investing in MLPs generally is the treatment of them as partnerships for federal income purposes. The Fund invests in MLPs; however, since the Fund is a corporation, it will be taxed at the Fund level which in turn will reduce the amount of cash available for distribution. This will result in the reduction of the Fund’s net asset value. A significant portion of the Fund’s distribution may be tax deferred return of capital (ROC) which reduces a shareholder’s cost basis in the investment and is taxable when the shares are sold.

Mutual fund investing involves risk including the possible loss of principal.

Alerian Total Return MLP Index is a composite of the 50 most prominent energy master limited partnerships. The index, which is calculated using a float-adjusted, capitalization-weighted methodology, is disseminated real-time on a price-return basis and on a total-return basis.

2	Annual Report

FUND PROFILE (unaudited)

Highland Energy MLP Fund

Objective

Highland Energy MLP Fund (the “Fund”) seeks to provide investors with current income and capital appreciation.

Net Assets as of September 30, 2014

$33.0 million

Portfolio Data as of September 30, 2014

The information below provides a snapshot of the Fund at the end of the reporting period. The Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Top 10 Holdings as of 09/30/2014 (%)(1)
Energy Transfer Equity LP (Master Limited Partnerships)	4.6
Targa Resources Corp. (Common Stocks)	4.4
MarkWest Energy Partners LP (Master Limited Partnerships)	3.9
Targa Resources Partners LP (Master Limited Partnerships)	3.8
Williams Cos., Inc. (The) (Common Stocks)	3.5
Energy Transfer Partners LP (Master Limited Partnerships)	3.4
Enterprise Products Partners LP (Master Limited Partnerships)	3.4
Western Gas Equity Partners LP (Master Limited Partnerships)	3.2
EQT Midstream Partners LP (Master Limited Partnerships)	3.1
Seadrill Partners LLC (Master Limited Partnerships)	3.1

(1)	Holdings are calculated as a percentage of total net assets.

Annual Report	3

FINANCIAL STATEMENTS

September 30, 2014	Highland Energy MLP Fund

A guide to understanding the Fund’s financial statements

Investment Portfolio	The Investment Portfolio details of the Fund’s holdings and its market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details the Fund’s assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all of the Fund’s liabilities (including any unpaid expenses) from the total of the Fund’s investment and non-investment assets. The net asset value per share for each class is calculated by dividing net assets allocated to that share class by the number of shares outstanding in that class as of the last day of the reporting period.

Statement of Operations	This statement reports income earned by the Fund and the expenses incurred by the Fund during the reporting period. The Statement of Operations also shows any net gain or loss the Fund realized on the sales of its holdings during the period as well as any unrealized gains or losses recognized over the period. The total of these results represents the Fund’s net increase or decrease in net assets from operations.

Statement of Changes in Net Assets	This statement details how the Fund’s net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and distribution reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

Financial Highlights	The Financial Highlights demonstrate how the Fund’s net asset value per share was affected by the Fund’s operating results. The Financial Highlights also disclose the classes’ performance and certain key ratios (e.g., net expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the Fund, certain of its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

4	Annual Report

INVESTMENT PORTFOLIO

As of September 30, 2014	Highland Energy MLP Fund

Shares		Value ($)

Common Stocks - 19.8%

ENERGY - 19.8%
19,121	EnLink Midstream LLC	790,271
23,656	Kinder Morgan, Inc.	906,971
14,956	ONEOK, Inc.	980,366
8,590	SemGroup Corp., Class A	715,289
10,662	Targa Resources Corp.	1,451,845
8,159	Teekay Corp.	541,431
20,812	Williams Cos., Inc. (The)	1,151,944

		6,538,117

	Total Common Stocks (Cost $6,074,745)	6,538,117

Master Limited Partnerships - 80.4%

ENERGY - 80.4%
15,205	Access Midstream Partners LP	967,646
51,715	Boardwalk Pipeline Partners LP	967,071
6,463	Buckeye Partners LP	514,713
41,113	Dynagas LNG Partners LP	970,678
22,364	Enbridge Energy Partners LP	868,841
24,404	Energy Transfer Equity LP	1,505,483
17,533	Energy Transfer Partners LP	1,121,937
16,710	EnLink Midstream Partners LP	508,820
27,458	Enterprise Products Partners LP	1,106,557
11,592	EQT Midstream Partners LP	1,038,759
7,218	Genesis Energy LP	379,956
8,320	Kinder Morgan Energy Partners LP	776,090
11,502	Magellan Midstream Partners LP	968,238
16,932	MarkWest Energy Partners LP	1,300,716
43,397	Midcoast Energy Partners LP	968,187
9,635	MPLX LP	567,887
21,133	NGL Energy Partners LP	832,006
17,490	Oiltanking Partners LP	867,329
9,157	ONEOK Partners LP	512,426
6,709	Phillips 66 Partners LP	447,826
14,590	Plains All American Pipeline LP	858,767
25,740	Plains GP Holdings LP, Class A	788,931
26,423	Regency Energy Partners LP	861,918
33,297	Seadrill Partners LLC	1,038,533
13,100	Sunoco Logistics Partners LP	632,206
20,201	Tallgrass Energy Partners LP	915,307
17,324	Targa Resources Partners LP	1,253,391
14,102	Tesoro Logistics LP	997,999
11,150	Valero Energy Partners LP	497,625
17,583	Western Gas Equity Partners LP	1,071,508
12,055	Western Refining Logistics LP	419,755

		26,527,106

	Total Master Limited Partnerships (Cost $24,161,444)	26,527,106

Units		Value ($)

Warrants (a) - 1.1%

ENERGY - 1.1%
99,400	Kinder Morgan, Inc., expires 05/25/2017	361,816

	Total Warrants (Cost $384,665)	361,816

Total Investments - 101.3%		33,427,039

(Cost $30,620,854)
Other Assets & Liabilities, Net - (1.3)%		(423,798)

Net Assets - 100.0%		33,003,241

(a)	Non-income producing security.

See accompanying Notes to Financial Statements.	5

STATEMENT OF ASSETS AND LIABILITIES

As of September 30, 2014	Highland Energy MLP Fund

($)
Assets
Investments, at value	33,427,039
Cash	6,539
Due from broker	23,529
Receivable for:
Dividends	88
Fund shares sold	843,835
Prepaid expenses and other assets	11,460

Total assets	34,312,490

Liabilities
Payable for:
Investments purchased	93,564
Investment advisory and administration fees (Note 7)	12,270
Trustees’ fees	279
Distribution and shareholder service fees (Note 7)	79
Transfer agent fees	130
Net deferred tax liability (Note 5)	960,532
Income taxes (Note 5)	28,936
Commitment fee payable (Note 6)	21
Accrued expenses and other liabilities	213,438

Total liabilities	1,309,249

Net Assets	33,003,241

Net Assets Consist of:
Par value (Note 1)	2,704
Paid-in capital	31,291,914
Accumulated net investment loss, net of income taxes	(129,381)
Accumulated net realized loss from investments, net of income taxes	47,658
Net unrealized appreciation on investments, net of income taxes	1,790,346

Net Assets	33,003,241

Investments, at cost	30,620,854

6	See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES (continued)

As of September 30, 2014	Highland Energy MLP Fund

($)
Class A:
Net assets	2,758,124
Shares outstanding ($0.001 par value; unlimited shares authorized)	226,639

Net asset value per share(a)(b)	12.17

Maximum offering price per share(c)	12.91

Class C:
Net assets	491,147
Shares outstanding ($0.001 par value; unlimited shares authorized)	40,401

Net asset value and offering price per share(a)	12.16

Class R:
Net assets	13,325
Shares outstanding ($0.001 par value; unlimited shares authorized)	1,090

Net asset value, offering and redemption price per share	12.22

Class Y:
Net assets	29,740,645
Shares outstanding ($0.001 par value; unlimited shares authorized)	2,435,531

Net asset value, offering and redemption price per share	12.21

(a)	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).
(b)	Purchases of $1,000,000 or more are subject to a 0.50% CDSC if redeemed within one year of purchase.
(c)	The sales charge is 5.75%. On sales of $1,000,000 or more, there is no sales charge and therefore the offering will be lower.

See accompanying Notes to Financial Statements.	7

STATEMENT OF OPERATIONS

For the year ended September 30, 2014	Highland Energy MLP Fund

($)
Investment Income
Income:
Dividends and distributions	478,189
Less: Foreign taxes withheld	(79)
Return of capital (Note 2)	(430,370)
Interest	236
Securities lending income (Note 4)	45

Total Income	48,021

Expenses:
Investment advisory and administration fees (Note 7)	134,518
Distribution and shareholder service fees: (Note 7)
Class A	1,932
Class C	1,373
Class R	60
Transfer agent fees	1,773
Trustees fees (Note 7)	819
Accounting services fees	13,437
Audit and tax fees	114,523
Legal fees	2,827
Registration fees	6,745
Insurance	418
Reports to shareholders	23,200
Commitment fees-credit agreement (Note 6)	70
Other	2,464

Total operating expenses before waiver and reimbursement (Note 7)	304,159
Less: Expenses waived or borne by the Adviser and administrator	(177,486)

Net operating expenses	126,673

Net investment loss, before income taxes	(78,652)

Deferred tax expense (Note 5)	(15,723)
Current tax benefit (Note 5)	58,900

Net investment loss, net of income tax benefit	(35,475)

Net Realized and Unrealized Gain (Loss) on Investments Realized gain (loss) on:
Investments	103,032
Purchased options contracts (Note 3)	(52,412)
Deferred tax benefit (Note 5)	70,227
Current tax expense (Note 5)	(82,012)
Change in unrealized appreciation (depreciation) on:
Investments	2,433,174
Deferred tax expense (Note 5)	(880,809)

Net realized and unrealized gain on investments	1,591,200

Total increase in net assets resulting from operations, net of income taxes	1,555,725

8	See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

Highland Energy MLP Fund

	Year Ended September 30, 2014 ($)	Year Ended September 30, 2013 ($)
Increase (Decrease) in Net Assets
Operations:
Net investment loss, net of income taxes	(35,475)	(8,100)
Net realized gain (loss) on investments and purchased options contracts, net of income taxes	38,835	91,010
Net change in unrealized appreciation on investments, net of income taxes	1,552,365	237,981

Net increase from operations	1,555,725	320,891

Distributions to shareholders from:
Earnings and profits
Class A	(3,849)	(2,630)
Class C	(957)	(1,857)
Class R	(84)	(1,579)
Class Y	(73,275)	(425,284)
Return of capital
Class A	(19,524)	(530)
Class C	(4,857)	(374)
Class R	(425)	(318)
Class Y	(371,724)	(85,640)

Total distributions	(474,695)	(518,212)

Increase (decrease) in net assets from operations and distributions	1,081,030	(197,321)

Share transactions:
Proceeds from sale of shares
Class A	2,747,437	27,256
Class C	481,752	10,120
Class R	10	123
Class Y	25,940,312	3,218,452
Value of distributions reinvested
Class A	17,828	957
Class C	3,678	242
Class R	549	251
Class Y	445,928	81,392
Cost of shares redeemed
Class A	(73,567)	—
Class C	(29,808)	—
Class Y	(1,072,393)	(3,907,338)

Net increase (decrease) from shares transactions	28,461,726	(568,545)

Total increase (decrease) in net assets	29,542,756	(765,866)
Net Assets
Beginning of period	3,460,485	4,226,351

End of period	33,003,241	3,460,485

Accumulated net investment loss	(129,381)	(15,741)

See accompanying Notes to Financial Statements.	9

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Highland Energy MLP Fund

	Year Ended September 30, 2014	Year Ended September 30, 2013
CAPITAL STOCK ACTIVITY - SHARES

Class A:
Shares sold	227,978	2,563
Issued for distribution reinvested	1,541	93
Shares redeemed	(6,541)	—

Net increase in fund shares	222,978	2,656

Class C:
Shares sold	40,636	949
Issued for distribution reinvested	320	23
Shares redeemed	(2,528)	—

Net increase in fund shares	38,428	972

Class R:
Shares sold	1	13
Issued for distribution reinvested	49	24

Net increase in fund shares	50	37

Class Y:
Shares sold	2,156,061	294,633
Issued for distribution reinvested	38,904	7,887
Shares redeemed	(87,450)	(356,110)

Net increase (decrease) in fund shares	2,107,515	(53,590)

10	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Energy MLP Fund, Class A

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30, 2014	Year Ended September 30, 2013	For the Period Ended September 30, 2012(a)

Net Asset Value, Beginning of Period	$10.32	$10.98	$10.00
Income from Investment Operations:
Net investment income/(loss)(b)	(0.13)	(0.08)	0.01
Net realized and unrealized gain	2.52	1.06	1.02

Total from investment operations	2.39	0.98	1.03
Less Distributions Declared to Shareholders:
From earnings and profits	(0.09)	(1.32)	(0.05)
From return of capital	(0.45)	(0.32)	—

Total distributions declared to shareholders	(0.54)	(1.64)	(0.05)
Net Asset Value, End of Period	$12.17	$10.32	$10.98
Total return(c)	23.83%	10.07%	10.31	%(d)
Ratios to Average Net Assets(e)/Supplemental Data:
Net assets, end of period (in 000’s)	$2,758	$38	$11
Total operating expenses	3.02%	20.12%	6.88%
Waiver/reimbursement	(1.57)%	(18.88)%	(4.63)%
Net operating expenses(f)	1.45%	1.24%	2.25%
Dividends for short positions	—	—	0.02%
Net expenses(f)	1.45%	1.24%	2.27%
Income tax expense/(benefit)	(0.39)%	6.18%	—
Total expense, net of income taxes	1.06%	7.42%	2.27%
Net investment income/(loss), net of income taxes	(0.68)%	(0.74)%	0.07%
Portfolio turnover rate(d)	40%	177%	254%

(a)	Commenced operations on December 1, 2011.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the adviser not absorbed a portion of expenses, total returns would have been lower.
(d)	Not annualized.
(e)	All ratios for the period have been annualized, unless otherwise indicated.
(f)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.

See accompanying Notes to Financial Statements.	11

FINANCIAL HIGHLIGHTS

Highland Energy MLP Fund, Class C

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30, 2014	Year Ended September 30, 2013	For the Period Ended September 30, 2012(a)

Net Asset Value, Beginning of Period	$10.34	$10.96	$10.00
Income from Investment Operations:
Net investment loss(b)	(0.20)	(0.18)	(0.05)
Net realized and unrealized gain	2.52	1.10	1.02

Total from investment operations	2.32	0.92	0.97
Less Distributions Declared to Shareholders:
From earnings and profits	(0.08)	(1.22)	(0.01)
From return of capital	(0.42)	(0.32)	—

Total distributions declared to shareholders	(0.50)	(1.54)	(0.01)
Net Asset Value, End of Period	$12.16	$10.34	$10.96
Total return(c)	23.02%	9.42%	9.69	%(d)
Ratios to Average Net Assets(e)/Supplemental Data:
Net assets, end of period (in 000’s)	$491	$20	$11
Total operating expenses	3.69%	20.61%	7.53%
Waiver/reimbursement	(1.59)%	(18.44)%	(4.63)%
Net operating expenses(f)	2.10%	2.17%	2.90%
Dividends for short positions	—	—	0.02%
Net expenses(f)	2.10%	2.17%	2.92%
Income tax expense/(benefit)	(0.39)%	6.18%	—
Total expense, net of income taxes	1.71%	8.35%	2.92%
Net investment loss, net of income taxes	(1.27)%	(1.68)%	(0.58)%
Portfolio turnover rate(d)	40%	177%	254%

(a)	Commenced operations on December 1, 2011.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the adviser not absorbed a portion of expenses, total returns would have been lower.
(d)	Not annualized.
(e)	All ratios for the period have been annualized, unless otherwise indicated.
(f)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.

12	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Energy MLP Fund, Class R

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30, 2014	Year Ended September 30, 2013	For the Period Ended September 30, 2012(a)

Net Asset Value, Beginning of Period	$10.34	$10.98	$10.00
Income from Investment Operations:
Net investment loss(b)	(0.12)	(0.16)	(0.01)
Net realized and unrealized gain	2.52	1.13	1.03

Total from investment operations	2.40	0.97	1.02
Less Distributions Declared to Shareholders:
From earnings and profits	(0.09)	(1.29)	(0.04)
From return of capital	(0.43)	(0.32)	—

Total distributions declared to shareholders	(0.52)	(1.61)	(0.04)
Net Asset Value, End of Period	$12.22	$10.34	$10.98
Total return(c)	23.84%	10.02%	10.11	%(d)
Ratios to Average Net Assets(e)/Supplemental Data:
Net assets, end of period (in 000’s)	$13	$11	$11
Total operating expenses	3.21%	18.83%	7.03%
Waiver/reimbursement	(1.61)%	(16.86)%	(4.63)%
Net operating expenses(f)	1.60%	1.97%	2.40%
Dividends for short positions	—	—	0.02%
Net expenses(f)	1.60%	1.97%	2.42%
Income tax expense/(benefit)	(0.39)%	6.18%	—
Total expense, net of income taxes	1.21%	8.15%	2.42%
Net investment loss, net of income taxes	(0.71)%	(1.52)%	(0.08)%
Portfolio turnover rate(d)	40%	177%	254%

(a)	Commenced operations on December 1, 2011.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the adviser not absorbed a portion of expenses, total returns would have been lower.
(d)	Not annualized.
(e)	All ratios for the period have been annualized, unless otherwise indicated.
(f)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.

See accompanying Notes to Financial Statements.	13

FINANCIAL HIGHLIGHTS

Highland Energy MLP Fund, Class Y

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30, 2014	Year Ended September 30, 2013	For the Period Ended September 30, 2012(a)

Net Asset Value, Beginning of Period	$10.34	$10.99	$10.00
Income from Investment Operations:
Net investment loss(b)	(0.08)	(0.07)	0.04
Net realized and unrealized gain	2.52	1.11	1.02

Total from investment operations	2.44	1.04	1.06
Less Distributions Declared to Shareholders:
From earnings and profits	(0.09)	(1.37)	(0.07)
From return of capital	(0.48)	(0.32)	—

Total distributions declared to shareholders	(0.57)	(1.69)	(0.07)
Net Asset Value, End of Period	$12.21	$10.34	$10.99
Total return(c)	24.25%	10.62%	10.63	%(d)
Ratios to Average Net Assets(e)/Supplemental Data:
Net assets, end of period (in 000’s)	$29,741	$3,392	$4,193
Total operating expenses	2.68%	11.25%	6.53%
Waiver/reimbursement	(1.58)%	(10.05)%	(4.63)%
Net operating expenses(f)	1.10%	1.20%	1.90%
Dividends for short positions	—	—	0.02%
Net expenses(f)	1.10%	1.20%	1.92%
Income tax expense/(benefit)	(0.39)%	6.18%	—
Total expense, net of income taxes	0.71%	7.38%	1.92%
Net investment loss, net of income taxes	(0.28)%	(0.71)%	0.42%
Portfolio turnover rate(d)	40%	177%	254%

(a)	Commenced operations on December 1, 2011.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the adviser not absorbed a portion of expenses, total returns would have been lower.
(d)	Not annualized.
(e)	All ratios for the period have been annualized, unless otherwise indicated.
(f)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.

14	See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

September 30, 2014	Highland Energy MLP Fund

Note 1. Organization

Highland Funds II (the “Trust”) is a Massachusetts business trust organized on August 10, 1992. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. It comprises thirteen portfolios although only the following eight are currently being offered including the Highland Energy MLP Fund (‘the Fund”). The following portfolios are reported separately: Highland Global Allocation Fund (the “Global Allocation Fund”), Highland Dividend Equity Fund (the “Dividend Equity Fund”), Highland Premier Growth Equity Fund (the “Premier Growth Equity Fund”), Highland Small-Cap Equity Fund (the “Small-Cap Equity Fund”), Highland Total Return Fund (the “Total Return Fund”), Highland Tax-Exempt Fund (the “Tax-Exempt Fund”), and Highland Fixed Income Fund (the “Fixed Income Fund”). The Alpha Trend Strategies fund liquidated on October 31, 2013. The Trend Following Fund liquidated on January 24, 2014. The Alternative Income Fund was sold on January 24, 2014.

Effective February 1, 2013, the Fund revised its investment strategy to focus on master limited partnership (“MLP”) investments. Under normal market conditions, the Fund seeks to achieve its objective of providing investors with current income and capital appreciation by investing at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of MLP investments. MLPs typically are characterized as “publicly traded partnerships” that qualify to be treated as partnerships for U.S. federal income tax purposes and are principally engaged in one or more aspects of the exploration, production, processing, transmission, marketing, storage or delivery of energy-related commodities, such as natural gas, natural gas liquids, coal, crude oil or refined petroleum products (collectively, the energy industry). The Fund’s MLP investments include investments that offer economic exposure to public MLPs in the form of common or subordinated units issued by MLPs, securities of entities holding primarily general partner or managing member interests in MLPs, debt securities of MLPs, and securities that are derivatives of interests in MLPs, including I-Shares, and derivative instruments in which the Fund may invest that have economic characteristics of MLP securities. Certain of the benefits Fund shareholders are expected to derive from the Fund’s MLP investments depend largely on the MLPs’ treatment as partnerships for U.S. federal income tax purposes.

Fund Shares

The Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share (each a “Share” and collectively, the “Shares”). The Fund currently offers four share classes to investors, namely Class A, Class C, Class R and Class Y Shares.

Class A Shares are sold with a front-end sales charge. Maximum sales load imposed on purchases of Class A Shares (as a percentage of offering price) is 5.75%.

There is no front-end sales charge imposed on individual purchases of Class A Shares of $1 million or more. The front-end sales charge is also waived in other instances as described in the Fund’s prospectus. Purchases of $1 million or more of Class A Shares at net asset value (“NAV”) are subject to a 0.50% contingent deferred sales charge (“CDSC”) if redeemed within one year of purchase.

Class C Shares may be subject to a CDSC. The maximum CDSC imposed on redemptions of Class C Shares is 1.00% within the first year of purchase and 0.00% thereafter.

No front-end or CDSCs are assessed by the Trust with respect to Class R and Class Y Shares of the Fund.

Note 2. Significant Accounting Policies

The following summarizes the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Use of Estimates

The Fund’s financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Securities Valuation

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Annual Report	15

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2014	Highland Energy MLP Fund

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

Level 1 —	Quoted prices for identical investments in active markets.

Level 2 —	Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 —	Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. Highland Capital Management Fund Advisors, L.P., (the “Investment Adviser” or “Highland”) performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement

The following section describes the valuation methodologies the Fund uses to measure different financial investments at fair value.

The Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sales price on the primary market in which they are traded. Portfolio securities listed on National Association of Securities Dealers Automated Quotation (‘‘NASDAQ”) are valued using the NASDAQ Official Closing Price; Level 1 securities primarily include publicly-traded equity securities which may not necessarily represent the last sale price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security will be valued at the mean between the most recently quoted bid and asked prices produced by the principal market makers. In those circumstances the Fund classifies the investment securities in Level 2.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid as reported by an independent pricing service. Municipal obligations are valued at the quoted bid prices when available. The pricing vendor uses various pricing models for each asset class that are consistent with what other market participants would use. The inputs and assumptions to the model of the pricing vendor are derived from market observable sources including: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers and other market related data. Since many fixed income securities do not trade on a daily basis, the methodology of the pricing vendor uses available information as applicable such as benchmark curves, benchmarking of like securities, sector groupings and matrix pricing. The pricing vendor considers all available market observable inputs in determining the evaluation for a security. Thus, certain securities may not be priced using quoted prices, but rather determined from market observable information. These investments are included in Level 2 and primarily comprise our portfolio of corporate fixed income, government, mortgage and asset-backed securities.

In the absence of a reliable price from such a pricing service, debt securities may be valued based on dealer supplied valuations or quotations. In these infrequent circumstances, pricing vendors may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances we classify the investment securities in Level 3.

The Fund uses non-binding broker quotes as the primary basis for valuation when there is limited or no, relevant market activity for a specific investment or for other investments that share similar characteristics. The Fund has not adjusted the prices obtained. Investment securities priced using broker quotes are included in Level 2. As is the case with the primary pricing vendor, third-party brokers do not provide access to their proprietary valuation models, inputs and assumptions. Accordingly, Highland conducts internal reviews of pricing for all such investment securities periodically to ensure reasonableness of valuations used in the Fund’s financial statements. These reviews are designed to identify prices that appear stale, those that have changed significantly from prior valuations and other anomalies that may indicate that a price may not be accurate. Based on the information available, Highland believes that the fair values provided by the brokers are representative of prices that would be received to sell the assets at the measurement date (exit prices).

Short-term securities of sufficient credit quality with remaining maturities of sixty days or less at the time of purchase are valued on the basis of amortized cost which approximates market value and these are included in Level 2.

Written or purchased options are valued at the last sales price, or if no sales occurred that day, at the last reported bid price and those are also included in Level 2.

16	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2014	Highland Energy MLP Fund

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund’s Board of Trustees that are designed to establish its “fair” value. These securities would be classified in Level 3. Those procedures require that the fair value of a security be established by the fair valuation committee. The fair valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of the Fund in the appropriate circumstances.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security’s primary market and before the close of regular trading on the New York Stock Exchange (“NYSE”). In these circumstances the Fund classifies the investment securities in Level 2. This independent fair value pricing service uses a model to identify affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price.

Portfolio securities may be valued using techniques other than market quotations, under the circumstances described above. The value established for a portfolio security may be different than what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Other financial investments are derivative instruments that are not reflected in Total Investments, such as futures, forwards, swaps and written options contracts, which are valued based on fair value as discussed above.

The Fund uses closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the-counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

Fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Fund’s NAV.

At the end of each calendar quarter, management evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of levels are recognized at the value at the beginning of the period. A summary of the inputs used to value the Fund’s assets as of September 30, 2014 is as follows:

	Total value at September 30, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Energy MLP Fund
Assets
Common Stocks(1)	$6,538,117	$6,538,117	$—	$—
Master Limited Partnerships(1)	26,527,106	26,527,106	—	—
Warrants(1)	361,816	361,816	—	—

Total	$33,427,039	$33,427,039	$—	$—

(1)	See Investment Portfolio detail for industry breakout.

Certain foreign securities are fair valued by utilizing an external pricing service in the event of any significant market movements between the time the series valued such foreign securities and the earlier closing of foreign

Annual Report	17

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2014	Highland Energy MLP Fund

markets. Such fair valuations are categorized as Level 2 in the hierarchy.

For the year ended September 30, 2014, there were no transfers between Levels 1, 2 or 3.

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of identified cost for both financial statement and U.S. federal income tax purposes.

The Fund’s income, expenses (other than distribution fees and shareholder service fees) and realized and unrealized gains and losses are allocated proportionally each day among the Fund’s respective share classes based upon the relative net assets of each class share.

Income Recognition

Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis.

Partnership Accounting Policy

The Fund records its pro rata share of the income (loss) and capital gains (losses), to the extent of distributions it has received, allocated from the underlying partnerships and accordingly adjusts the cost basis of the underlying partnerships for return of capital. These amounts are included in the Fund’s Statement of Operations as “Dividends and distributions” and “Return of capital.”

Expenses

Expenses are allocated pro rata among the Fund’s share classes. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. Certain class specific expenses (such as distribution fees and shareholder service fees) are allocated to the class that incurs such expense.

Short-Term Trading (Redemption) Fees

Shares held less than 60 days were subject to a short-term trading fee equal to 2.00% of the proceeds of the redeemed shares. These fees, which were retained by the Fund, are accounted for as an addition to paid-in capital. No redemption fees were recorded during the year ended September 30, 2014. Effective October 17, 2013, the short-term trading fee was eliminated.

U.S. Federal Income Tax Status

The Fund will be taxable as a regular corporation, or a “C” corporation, for U.S. federal income tax purposes and thus will pay entity-level taxes as described below. The Internal Revenue Code of 1986, as amended (the “Code”), generally provides that an investment company registered under the 1940 Act that elects to be treated and qualifies each taxable year as a regulated investment company (“RIC”) under Subchapter M of the Code, including by complying with applicable qualifying income, diversification and distribution requirements, does not pay any entity-level U.S. federal income tax on any income or gains that the investment company distributes to its shareholders. The Fund has previously elected to be treated as a RIC under the Code and, prior to the previous taxable year ending September 30, 2013, has annually so qualified for the special treatment accorded RICs and their shareholders under the Code.

Upon implementation of the Fund’s revised strategy to concentrate in MLP investments, retroactively beginning on the Fund’s previous taxable year, which began on October 1, 2012 and ended on September 30, 2013, and continuing for the current and future taxable years, the Fund is no longer eligible for treatment as a regulated investment company under the Code. Accordingly, the Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. As a result, the Fund is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%) as well as state and local income taxes. The Fund’s major tax jurisdictions are Texas and Oklahoma.

The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund includes its allocable share of the MLP’s taxable income in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses.

In calculating the Fund’s daily NAV, the Fund will account for its deferred tax liability and/or asset balances. The Fund will accrue, in accordance with GAAP, a deferred income tax liability balance, at the currently effective statutory U.S. federal income tax rate plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of MLPs considered to be return of capital and for any net

18	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2014	Highland Energy MLP Fund

operating gains. Any deferred tax liability balance will reduce the Fund’s NAV. Upon the Fund’s sale of a portfolio security, the Fund may be liable for previously deferred taxes. If the Fund is required to sell portfolio securities to meet redemption requests, the Fund may recognize income and gains for U.S. federal, state and local income tax purposes, which will result in corporate income taxes imposed on the Fund.

The Fund also will accrue in accordance with GAAP, a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses, capital loss carryforwards and unrealized losses. To the extent the Fund has a net deferred tax asset balance, the Fund will record a valuation allowance, which would offset the value of some or all of the Fund’s deferred tax asset balance. The Fund then will assess whether such valuation allowance is needed, considering all positive and negative evidence related to the realization of the Fund’s deferred tax asset. The Fund intends to assess whether a valuation allowance is required to offset some or all of any deferred tax asset balance in connection with the calculation of the Fund’s daily NAV; however, to the extent the final valuation allowance differs from the estimates of the Fund used in calculating the Fund’s daily NAV, the application of such final valuation allowance could have a material impact on the Fund’s NAV. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the Fund’s MLP holdings), the duration of statutory carryforward periods and the associated risk that operating and capital loss carryforwards may expire unused. From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset balance as new information becomes available. Such modifications, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating and capital losses (if any) and changes in applicable tax law could result in increases or decreases in the Fund’s NAV per share, which could be material.

For all open tax years and for all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund modifies its estimates or assumptions regarding the deferred tax liability.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. The current tax year remains open and subject to examination by tax jurisdictions.

Return of Capital Estimates

Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. For the year ended September 30, 2014 the Fund estimated that approximately 90% of the MLP distributions received would be treated as a return of capital. The Fund recorded as return of capital the amount of $430,370 of dividends and distributions received from its investments.

Distributions to Shareholders

The Fund intends to make quarterly cash distributions of all or a portion of its net income (after taxes) to its shareholders. Due to the tax treatment of the Fund’s allocations and distributions from MLPs, Highland Capital Management, L.P. (“HCM”) expects that a significant portion of the Fund’s distributions to shareholders will typically be treated as a return of capital in the hands of shareholders for U.S. federal income tax purposes (i.e., as distributions in excess of the Fund’s current and accumulated earnings and profits as described below). However, no assurance can be given in this regard; just as the Fund’s corporate income tax liability can fluctuate materially from year to year, the extent to which the Fund is able to make return-of-capital distributions also can vary materially from year to year depending on a number of different factors, including the composition of the Fund’s portfolio, the level of allocations of net income and other tax items for the Fund from its underlying MLP investments during a particular taxable year, the length of time the Fund has owned the MLP equity securities in its portfolio, and the extent to which the Fund disposes of MLP equity securities during a

Annual Report	19

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2014	Highland Energy MLP Fund

particular year, including, if necessary, to meet Fund shareholder redemption requests.

In general, a distribution will constitute a return of capital to a shareholder, rather than a dividend, to the extent such distribution exceeds the Fund’s current and accumulated earnings and profits. The portion of any distribution treated as a return of capital will constitute a tax-free return of capital to the extent of the shareholder’s basis in the Fund shares and thereafter generally will be taxable to the shareholder as capital gain. Any such distribution, in turn, will result in a reduction in a shareholder’s basis in the Fund’s shares (but not below zero) to the extent of the return of capital and in the shareholder’s recognizing more gain or less loss (that is, will result in an increase of a shareholder’s tax liability) when the shareholder later sells shares of the Fund. To permit the Fund to maintain a more stable distribution rate, the Fund may distribute less or more than the entire amount of cash it receives from its investments in a particular period. Any undistributed cash would be available to supplement future distributions, and until distributed would add to the Fund’s NAV. Correspondingly, such amounts, once distributed, will be deducted from the Fund’s NAV. In addition, in the discretion of the Fund, the Fund may determine not to make distributions in quarters in which the Fund believes that a distribution could cause adverse tax consequences to shareholders, including when the Fund believes that a distribution may not constitute a tax-free return of capital as described above.

Cash & Cash Equivalents

The Fund considers liquid assets deposited with a bank and certain short term debt instruments of sufficient credit quality with original maturities of 3 months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of the Statement of Assets and Liabilities.

Master Limited Partnerships

Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Fund intends to primarily invest in MLPs receiving partnership taxation treatment under the Code, and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines), of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

Note 3. Derivative Transactions

The Fund is subject to equity price risk in the normal course of pursuing its investment objective. The Fund enters into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions and to gain market exposure for residual and accumulating cash positions.

Options

The Fund may utilize options on securities or indexes to varying degrees as part of its principal investment strategy. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. The Fund may hold options, write option contracts, or both.

20	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2014	Highland Energy MLP Fund

If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be affected when the Fund desires. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss.

For the year ended September 30, 2014, the Fund did not invest in written options.

Additional Derivative Information

The Fund adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Fund discloses: a) how and why an entity uses derivative instruments, b) how derivative instruments and related hedged items are accounted for and c) how derivative instruments and related hedged items affect the entity’s financial position, financial performance and cash flows.

The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2014, is as follows:

Risk Exposure	Net Realized Gain (Loss) on Derivatives(1)	Net Change in Unrealized Appreciation/ (Depreciation) on Derivatives(2)
Equity Contracts — Options	$(52,412)	$—

(1)	Statement of Operations location: Realized gain (loss) on Investments.
(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) on Investments.

For the year ended September 30, 2014, the Fund’s average volume of derivatives is as follows:

	Average Contracts Year Ended 9/30/14	As of 9/30/14 Contracts
Purchased Options Contracts	160	—

Note 4. Securities Lending

The Fund may make secured loans of its portfolio securities amounting to not more than one-third of the value of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delays in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially and possible investment losses in the investment of collateral. Pursuant to the Fund’s securities lending policy, securities loans are made to borrowers pursuant to agreements requiring that loans be continuously secured by collateral in cash or securities of the U.S. government or its agencies or instrumentalities, irrevocable letters of credit issued by a bank, or forms of collateral acceptable under the Trust’s securities lending agreement, at least equal at all times to the market value of the securities subject to the loan. The borrower pays to the Fund an amount equal to any interest or dividends received on securities subject to the loan. The Fund retains all or a portion of the interest received on investment of the cash collateral and receives a fee from the borrower.

Securities lending transactions are entered into Securities Lending Authorization Agreements (“SLAA”), which provides the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a SLAA counterparty’s bankruptcy or insolvency. Under the SLAA, the Fund can reinvest cash collateral, or, upon an event of default, resell or repledge the collateral, and the borrower can resell or repledge the loaned securities. The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, the Fund benefits from a borrower default indemnity provided by State Street Bank and Trust Company (“State Street”). State Street’s indemnity allows for full replacement of securities lent.

For the year ended September 30, 2014, the Fund did not participate in securities lending.

Note 5. U.S. Federal Income Tax Information

The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from U.S. GAAP. These differences include (but are not limited to) investments organized as partnerships for tax purposes, foreign taxes, investments in futures, losses deferred to off-setting positions, tax treatment of organizational start-up costs, losses deferred due to wash sale transactions, dividends deemed paid upon

Annual Report	21

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2014	Highland Energy MLP Fund

shareholder redemption of fund shares and tax attributes from Fund reorganizations. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or NAV of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The Fund’s income tax provision consists of the following:

	Current	Deferred	Total
Federal Tax (Expense)/Benefit	$(20,752)	$(776,088)	$(796,840)
State Tax (Expense)/Benefit	(1,720)	(50,218)	(51,938)
International Tax (Expense)/Benefit	(640)	—	(640)

Total Tax (Expense)/Benefit	$(23,112)	$(826,306)	$(849,418)

Deferred income taxes reflect (i) taxes on unrealized gains/(losses), which are attributable to the difference between fair market value and tax basis and (ii) the net tax effects of temporary differences between the carrying amounts of assets and liability for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of net operating losses.

At September 30, 2014, components of the Fund’s net deferred tax liability were as follows:

Total
Deferred Tax Assets:
Net Operating Loss Carryforwards	$—
Deferred Tax Liabilities:
Unrealized/Realized Gains on Investment Securities and Basis Difference	(960,532)

Total Net Deferred Tax Liability	$(960,532)

Total income taxes have been computed by applying the federal statutory income tax rate of 34% plus a blended state income tax rate of 2.2%. The Fund applied this effective rate to net investment income, realized and unrealized gains on investments before taxes in computing its total income taxes.

Although the Fund currently has a net deferred tax liability, it periodically reviews the recoverability of its deferred tax assets based on the weight of available evidence. As referenced in Note 2, when assessing the recoverability of its deferred tax assets, significant weight is given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized, as the expiration date for the federal net operating loss carryforward is 20 years.

To the extent the Fund has a net capital loss in any tax year, the net capital loss generally can be carried back three years and forward five years to offset any capital gains realized during those other years. To the extent the Fund has a net operating loss in any tax year; the net operating loss generally can be carried back two years or forward twenty years to reduce the Fund’s net income realized during those other years. In the event a capital loss carryover or net operating loss carryover cannot be utilized in the carryover periods, the Fund’s U.S. federal income tax liability may be higher than expected, which will result in less cash available to distribute to shareholders. As of September 30, 2014, the most recent tax year end, the Fund did not have any capital loss carryovers.

The tax composition of distributions paid during the years ended September 30, 2014 and 2013 were as follows:

Year	Return of Capital	Ordinary Income Distributions
2014	$396,530	$78,165
2013	86,862	431,350

Unrealized appreciation and depreciation at September 30, 2014, based on adjusted tax basis of investments for U.S. federal income tax purposes was:

Gross Appreciation	Gross Depreciation	Net Appreciation/ (Depreciation) Before Tax	Net Appreciation/ (Depreciation) After Tax	Cost
$3,147,912	$93,406	$3,054,506	$2,093,974	$30,372,533

Note 6. Credit Agreement

Effective May 24, 2013, the Fund entered into a $25,000,000 unsecured credit agreement with State Street Bank and Trust Company (the “Unsecured Credit Agreement”) to be used for temporary purposes to facilitate portfolio liquidity. The Fund had access to the facility, but aggregate borrowings cannot exceed $25,000,000. Interest is charged to the Fund based on its borrowings at a rate equal to the greater of the Federal Funds Effective Rate plus 1.25% or the LIBOR plus 1.25%. In addition, the Fund agrees to pay commitment fee expenses of 0.10% on the undrawn amounts, which are included in “Other” on the Statement of Operations. On May 23, 2014, the Credit Agreement was amended to extend the expiration date to May 22, 2015. During the year ended September 30, 2014, the Fund did not have any outstanding borrowings.

22	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2014	Highland Energy MLP Fund

Note 7. Transactions with Affiliates & Expenses Incurred by the Fund

Investment Advisory and Administration Fees

Highland serves as the investment adviser to the Fund. For its investment advisory and administrative services, the Fund pays Highland a monthly fee, computed and accrued daily, based on an annual rate of the Fund’s Average Daily Managed Assets. Average Daily Managed Assets of the Fund means the average daily value of the total assets of the Fund less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage). The Fund’s contractual advisory fee with Highland for the year ended September 30, 2014 was 1.00%.

Highland has contractually agreed to limit the total annual operating expenses of the Fund (exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b-1 under the Investment Company Act of 1940, taxes, such as deferred tax expenses, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) of the Fund to 1.10% of average daily net assets of the Fund (the “Expense Cap”). The Expense Cap will continue through at least January 31, 2016, and may not be terminated prior to this date without the action or consent of the Board of Trustees.

To the extent Highland waives its fee or reimburses expenses to satisfy the contractual limitation set forth above (the “cap”), it may seek repayment of a portion or all of such amounts at any time within 36 months after the date such amounts were waived or reimbursed, subject to the cap. There can be no assurance that this fee reduction will be sufficient to avoid any loss. On September 30, 2014, the amount subject to possible future recoupment under the Fund’s expense limitation agreement is $286,066 expiring in 2016 and $156,187 expiring in 2017.

Highland provides administrative services for a monthly administration fee, computed and accrued daily, at an annual rate of 0.20% of the Fund’s Average Daily Managed Assets. During the year ended September 30, 2014, Highland waived $21,299 in administrative fees for the Fund. This administration fee waiver is voluntary and is subject to termination at any time by Highland without notice.

Sub-Advisory Fees

HCM is the investment sub-adviser to the Fund. Highland pays the sub-adviser an investment sub-advisory fee out of the advisory fee that it receives from the Fund.

Fees Paid to Officers and Trustees

Each Trustee who is not an “interested person” of the Fund as defined in the 1940 Act (the “Independent Trustees”)

receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex based on relative net assets. The “Highland Fund Complex” consists of all of the registered investment companies advised by the Investment Adviser and its affiliated advisors as of the date of this report.

The Fund pays no compensation to its two interested Trustees or any of its officers, all of whom are employees of the Investment Adviser.

Distribution and Shareholder Service Fees

The Fund has a distribution and shareholder service plan (the “Plan”) pursuant to Rule12b-1 under the 1940 Act. The Plan requires the payment of a monthly service fee to Foreside Funds Distributors LLC the Underwriter (as defined below) at an annual rate of 0.25% of the average daily net assets attributable to Class A, Class C and Class R shares of the Fund. In addition, the Plan also requires the payment of a monthly distribution fee to the Underwriter at an annual rate of 0.10% of the average daily net assets attributable to Class A shares. The Plan also requires the payment of a monthly distribution fee to the Underwriter at an annual rate of 0.75% of the average daily net assets attributable to Class C shares and 0.25% of the average daily net assets attributable to Class R shares. Currently Class Y shares are not subject to a 12b-1 fee. Effective April 1, 2014, Highland Capital Funds Distributor, Inc. became the underwriter for the Fund; this function was previously performed by Foreside Funds Distributors LLC. Foreside Funds Distributors LLC and Highland Capital Funds Distributor, Inc. are collectively referred to as the “Underwriter.”

Note 8. Disclosure of Significant Risks and Contingencies

The primary risks of investing in the Fund are described below in alphabetical order:

Counterparty Credit Risk

Counterparty credit risk is the potential loss the Fund may incur as a result of the failure of a counterparty or an issuer to make payments according to the terms of a contract. Counterparty credit risk is measured as the loss the Fund would record if its counterparties failed to perform pursuant to the terms of their obligations to the Fund. Because the Fund may enter into over-the-counter forwards, options, swaps and other derivative financial instruments, the Fund may be exposed to the credit risk of its counterparties. To limit the counterparty credit risk associated with such transactions, the Fund conducts business only with financial institutions judged by the Investment Adviser to present acceptable credit risk.

Annual Report	23

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2014	Highland Energy MLP Fund

Indemnification Risk

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Note 9. Investment Transactions

Purchases & Sales of Securities

The cost of purchases and the proceeds from sales of investments, other than short-term securities and short-term options, for the year ended September 30, 2014, were as follows:

Other Securities
Purchases	Sales
$32,422,893	$4,679,735

Note 10. Significant Shareholders

The number of shareholders each owning 5% or more of the Fund is listed below. The total percentage of the Fund held by such shareholders as well as percentage of the Fund held by certain directly and indirectly wholly-owned subsidiaries of the Investment Adviser and their affiliates (“Highland Affiliates”) at September 30, 2014 were:

Number	% of Fund Held
2	74.52%

Investment activities of these shareholders could have a material impact on the Fund.

Note 11. Subsequent Events

Management has evaluated the impact of all subsequent events for the Fund through the date the financial statements were issued, and has determined that there were no subsequent events.

24	Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders

Highland Funds II

We have audited the accompanying statement of assets and liabilities of the Highland Energy MLP Fund (the “Fund”), a fund constituting the Highland Funds II trust, including the investment portfolio, as of September 30, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with custodians and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Highland Energy MLP Fund as of September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 26, 2014

Annual Report	25

ADDITIONAL INFORMATION (unaudited)

September 30, 2014	Highland Energy MLP Fund

Additional Portfolio Information

The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts. Although investment decisions for the Fund are made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Fund, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that take contrary provisions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Fund and one or more of such other accounts is prepared to invest in, or desires to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the Fund and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Fund and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Fund, in some cases these activities may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

Disclosure of Fund Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the year ended September 30, 2014.

Actual Expenses: The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes: The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

	Beginning Account Value 04/01/14	Ending Account Value 09/3 0/14	Annualized Expense Ratio(1)	Expenses Paid During the Period(1)	Actual Returns for Period
Highland Energy MLP Fund
Actual Fund Return
Class A	$1,000.00	$1,120.00	1.41%	$7.49	12.00%
Class C	1,000.00	1,116.10	2.07%	10.98	11.61%
Class R	1,000.00	1,119.00	1.60%	8.50	11.90%
Class Y	1,000.00	1,122.50	1.09%	5.80	12.25%
Hypothetical 5% Return (before expenses)
Class A	$1,000.00	$1,018.00	1.41%	$7.13	5.00%
Class C	1,000.00	1,014.69	2.07%	10.45	5.00%
Class R	1,000.00	1,017.05	1.60%	8.09	5.00%
Class Y	1,000.00	1,019.60	1.09%	5.52	5.00%

(1)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by the number of days in the full fiscal year (183/365).

26	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2014	Highland Energy MLP Fund

Approval of Highland Funds II Advisory and Sub-Advisory Agreements (MLP Fund)

The Trust has retained the Investment Adviser to manage the assets of the Fund pursuant to an investment advisory agreement between the Investment Adviser and the Fund (the “Advisory Agreement”). The Trust has also retained Highland Capital Management, L.P. (the “Sub-Adviser” and together with the Investment Adviser, the “Advisers”) to serve as the sub-adviser for the Fund pursuant to a sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Advisory Agreement, the “Agreements”). The Agreements have been approved by the Fund’s Board of Trustees, including a majority of the Independent Trustees.

Following an initial two-year term, each of the Agreements continues in effect from year-to-year, provided such continuance is specifically approved at least annually by the vote of holders of at least a majority of the outstanding shares of the Fund or by the Board of Trustees and, in either event, by a majority of the Independent Trustees of the Fund casting votes in person at a meeting called for such purpose.

At a meeting held on September 11-12, 2014, the Board of Trustees, including the Independent Trustees, most recently approved for a one-year period commencing December 31, 2014, the continuance of the Agreements with respect to the Fund. As part of its review process, the Board of Trustees requested, through Fund counsel and its independent legal counsel, and received from the Advisers, various information and written materials in connection with meetings of the Board of Trustees held on August 28, 2014 and September 11-12, 2014, including: (1) information regarding the financial soundness of the Advisers and the profitability of the Agreements to the Advisers; (2) information on the advisory and compliance personnel of the Advisers, including compensation arrangements; (3) information on the internal compliance procedures of the Advisers; (4) comparative information showing how the Fund’s proposed fees and anticipated operating expenses compare to those of other registered investment companies and comparable funds that follow investment strategies similar to those of the Fund; (5) information on the investment performance of the Fund, including comparisons of the Fund’s performance against that of other registered investment companies and comparable funds that follow investment strategies similar to those of the Fund; (6) information regarding brokerage and portfolio transactions; and (7) information on any legal proceedings or regulatory audits or investigations affecting the Advisers. The Trustees also relied on information provided in connection with the initial approval of the Agreements, as well as new information specifically relating to changes from such time, and information provided at periodic meetings of the

Trustees over the course of the year. The Trustees reviewed various factors discussed in independent counsel’s legal memorandum, the detailed information provided by the Investment Adviser and Sub-Adviser and other relevant information and factors. The Trustees’ conclusions as to the approval of the Agreements were based on a comprehensive consideration of all information provided to the Trustees without any single factor being dispositive in and of itself. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.

The nature, extent, and quality of the services to be provided by the Advisers

The Board of Trustees considered the portfolio management services to be provided by the Advisers under the Agreements and the activities related to portfolio management, including use of technology, research capabilities, and investment management staff. The Board of Trustees discussed the relevant experience and qualifications of the personnel providing advisory services, including the background and experience of the members of the Fund’s portfolio management team. The Trustees reviewed the management structure, assets under management and investment philosophies and processes of the Advisers. The Trustees also reviewed and discussed information regarding the Advisers’ compliance policies, procedures and personnel, including compensation arrangements. The Trustees considered the services provided by the Investment Adviser with respect to the supervision of the Sub-Adviser, including the performance of periodic detailed analysis and review of the performance by the Sub-Adviser of its obligations to the Fund, including a review of the Sub-Adviser’s investment performance of the Fund; preparation and presentation of periodic reports to the Trustees regarding the investment performance of the Sub-Adviser and other information regarding the Sub-Adviser; review and consideration of any changes in the personnel of the Sub-Adviser responsible for performing the Sub-adviser’s obligations and making appropriate reports to the Trustees; review and consideration of any changes in the ownership or senior management of the Sub-Adviser and making appropriate reports to the Trustees; performing periodic in-person or telephonic diligence meetings with representatives of the Sub-Adviser; and preparing recommendations with respect to the continued retention of any Sub-Adviser or the replacement of any Sub-Adviser. The Trustees concluded that the Advisers had the quality and depth of personnel and investment methods essential to performing their duties under the Agreements, and that the nature and the quality of such advisory services were satisfactory.

Annual Report	27

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2014	Highland Energy MLP Fund

The Advisers’ Historical Performance in Managing the Fund

The Board of Trustees reviewed the historical performance of the Advisers and the Fund’s portfolio management team in managing the Fund over various time periods and reflected on previous discussions regarding matters bearing on the Advisers’ performance at their meetings throughout the year. The Trustees discussed relative performance and contrasted the performance of the Fund and its portfolio management team versus that of the Fund’s peers, as represented by certain other registered investment companies that follow investment strategies similar to the Fund as well as comparable indices. The Trustees concluded that the Fund’s performance or other relevant factors supported the renewal of the Agreements relating to the Fund. Although the Fund’s performance lagged for a period relative to its peers, the Trustees concluded that other factors relevant to performance supported renewal of the Agreements. These factors included the following: (1) that underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Advisers that were reasonable and consistent with the Fund’s investment objective and policies; (2) that the Fund had a limited operating history due to the relatively short period since the Fund’s inception; (3) that the Fund has a limited operating history under its revised investment strategy.

The costs of the services to be provided by the Investment Adviser and the profits to be realized by the Investment Adviser and its affiliates from the relationship with the Fund

The Board of Trustees also gave substantial consideration to the fees payable under the Agreements, the expenses the Advisers incur in providing advisory services and the profitability to the Advisers of managing the Fund, including: (1) information regarding the financial condition of the Advisers; (2) information regarding the total fees and payments received by the Advisers for their services and whether such fees are appropriate given economies of scale and other considerations; (3) comparative information showing (a) the fees payable under the Agreements versus the investment advisory fees of certain registered investment companies and comparable funds that follow investment strategies similar to the Fund and (b) the expense ratios of the Fund versus the expense ratios of certain registered investment companies and comparable funds that follow investment strategies similar to the Fund; (4) information regarding the total fees and payments received and the related amounts waived and/or reimbursed by the Investment Adviser for providing administrative services to the Fund under separate agreements and whether such fees are appropriate; and

(5) the fact that the fees payable to the Investment Adviser would be reduced by amounts payable to Sub-Adviser for a given period. The Trustees also considered the so-called “fall-out benefits” to the Advisers with respect to the Fund, such as the reputational value of serving as Adviser or Sub-Adviser to the Fund, potential fees paid to the Advisers’ affiliates by the Fund or portfolio companies for services provided, including administrative services provided to the Fund by the Investment Adviser pursuant to separate agreements, and the benefits of research made available to the Advisers by reason of brokerage commissions (if any) generated by the Fund’s securities transactions. After such review, the Trustees determined that the anticipated profitability rates to the Investment Adviser and Sub-Advisers with respect to the Agreements were fair and reasonable. The Trustees took into consideration that the Adviser agreed to waive fees and/or reimburse expenses to cap the total annual fund operating expenses.

The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders

The Board of Trustees considered the respective asset levels of the Fund, the information provided by the Advisers relating to their costs and information comparing the fee rates charged by the Advisers with fee rates charged by other unaffiliated investment advisers to their clients. The Trustees concluded that the fee structures are reasonable, and appropriately should result in a sharing of economies of scale in view of the information provided by the Advisers. The Board determined to continue to review ways, and the extent to which, economies of scale might be shared between the applicable Adviser and/or Sub-adviser on the one hand and shareholders of the Fund on the other.

Following a further discussion of the factors above and the merits of the Agreements and their various provisions, it was noted that in considering the approval of the Agreements, no single factor was determinative to the decision of the Board of Trustees. Rather, after weighing all of the factors and reasons discussed above, the Trustees, including the Independent Trustees, unanimously agreed that the Agreements, including the advisory and sub-advisory fees to be paid to the Advisers are fair and reasonable to the Fund in light of the services that the Advisers provide, the expenses that they incur and the reasonably foreseeable asset levels of the Fund.

28	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2014	Highland Energy MLP Fund

The Board is responsible for the overall management of the Funds, including supervision of the duties performed by the Investment Adviser. The names and birth dates of the Trustees and officers of the Funds, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships they hold are shown below. The business address for each Trustee and officer of the Funds is c/o Highland Capital Management Fund Advisors, L.P., 200 Crescent Court, Suite 700, Dallas, TX 75201.

Name and Date of Birth	Position(s) with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Highland Funds Complex Overseen by Trustee[1]	Other Directorships/ Trusteeships Held

Independent Trustees

Timothy K. Hui (6/13/1948)	Trustee	Indefinite Term; Trustee since inception in 2006	Dean of Educational Resources since July 2012 and from July 2006 to January 2008, Vice President from February 2008 to June 2012, and Assistant Provost for Graduate Education from July 2004 to June 2006 at Cairn University.	15	None

Dr. Bob Froehlich (4/28/1953)	Trustee	Indefinite Term; Trustee since December 2013	Executive Vice President and Chief Investment Strategist, The Hartford Mutual Funds from 2009 until retirement in 2012; Vice Chairman of Deutsche Asset Management from 2002 to 2009.	15	Director of American
Realty Capital
Finance Trust, Inc.;
Director of KC
Concessions,
Inc.; Trustee of
American AR
Capital Real Estate
Fund; Director of
American Realty
Capital Healthcare
Trust II; Director,
American Realty
Capital
Daily Net Asset
Value Trust, Inc.;
Director of American
Sports Enterprise,
Inc.; Director of
Davidson
Investment Advisors;
Chairman and
owner, Kane County
Cougars Basketball
Club; Advisory
Board of Directors,
Internet
Connectivity Group,
					Inc.

Annual Report	29

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2014	Highland Energy MLP Fund

Name and Date of Birth	Position(s) with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Highland Funds Complex Overseen by Trustee[1]	Other Directorships/ Trusteeships Held

Independent Trustees

Terrance O. Jones (7/3/1963)	Trustee	Indefinite Term; Trustee since December 2013	Chief Investment Officer, Banco Santander/Optimal Investments from November 2008 to April 2009; Founder and President, Battersby Capital Management LLC from January 2006 to November 2008; and Managing Director, Goldman Sachs Hedge Fund Strategies from December 2001 to December 2005.	15	SEI’s Advisor’s Inner Circle Fund III; Genworth Life Insurance Company of New York

Bryan A. Ward (2/4/1955)	Trustee	Indefinite Term; Trustee since inception in 2006	Senior Manager, Accenture, LLP (a consulting firm) since January 2002.	15	None

Interested Trustees

Ethan Powell[2] (6/20/1975)	Trustee; Chairman of the Board, Executive Vice President and Secretary	Indefinite Term; Trustee since December 2013; Chairman of the Board since December 2013; Executive Vice President since June 2012; Secretary since November 2010	Trustee of the Funds from June 2012 to July 2013; Chief Product Strategist of HCMFA since 2012; Senior Retail Fund Analyst of Highland Capital Management, L.P. since 2007 and HCMFA since its inception; and Secretary of the funds in the Highland Fund Complex since November 2010; Manager in the Merger and Acquisitions Division at Ernst & Young from 1999 to 2007.	15	None

John Honis[2] (6/16/1958)	Trustee	Indefinite Term; Trustee since July 2013	President of Rand Advisors, LLC since August 2013; Partner of Highland Capital Management, L.P.	15	None

1	The “Highland Fund Complex” consists of all of the registered investment companies overseen by the Board and advised by the Adviser or an affiliated person of the Adviser as of the date of this report.
2	Mr. Powell and Mr. Honis are deemed to be “interested persons” of the Funds under the 1940 Act because of their positions with the Adviser.

30	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2014	Highland Energy MLP Fund

Name and Date of Birth	Position(s) with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers

Brian Mitts (8/26/1970)	Treasurer (Principal Accounting Officer and Principal Financial Officer)	Indefinite Term; Treasurer since November 2010	Chief Operations Officer of HCMFA since 2012; Senior Retail Fund Analyst of Highland Capital Management, L.P. since 2007 and HCMFA since its inception; Principal Accounting Officer and Treasurer of the funds in the Highland Fund Complex since November 2010; Manager of Financial Reporting at HBK Investments (a hedge fund) from 2005 to 2007.

Ethan Powell (6/20/1975)	Executive Vice President and Secretary	Indefinite Term; Executive Vice President since June 2012; Secretary since November 2010	Trustee of the Funds from June 2012 to July 2013; Chief Product Strategist of HCMFA since 2012; Senior Retail Fund Analyst of Highland Capital Management, L.P. since 2007 and HCMFA since its inception; and Secretary of the funds in the Highland Fund Complex since November 2010; Manager in the Merger and Acquisitions Division at Ernst & Young from 1999 to 2007.

Dustin Norris (1/6/1984)	Assistant Treasurer	Indefinite Term; Assistant Treasurer since November 2012	Senior Accounting Manager at HCMFA since August 2012; Assistant Treasurer of the Funds in the Highland Fund Complex since November 2012; Fund Accountant at Highland Capital Management, L.P. from June 2010 to August 2012; Auditor at Deloitte & Touche LLP from 2009 to June 2010.

Annual Report	31

IMPORTANT INFORMATION ABOUT THIS REPORT

Investment Adviser

Highland Capital Management Fund Advisors, L.P.

200 Crescent Court, Suite 700

Dallas, TX 75201

Sub-Adviser

Highland Capital Management, L.P.

300 Crescent Court, Suite 700

Dallas, TX 75201

Transfer Agent

Boston Financial Data Services, Inc.

30 Dan Road

Canton, Massachusetts 02021

Underwriter

Highland Capital Funds

Distributor, Inc.

200 Crescent Court, Suite 700

Dallas, TX 75201

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, Missouri 64105

Independent Registered Public

Accounting Firm

KPMG LLP

Two Financial Center

60 South Street

Boston, MA 02111

Fund Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199-3600

This report has been prepared for shareholders of Highland Energy MLP Fund. The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-877-665-1287 to request that additional reports be sent to you.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to their portfolio securities, and the Fund’s proxy voting records for the most recent 12-month period ended June 30, are available (i) without charge, upon request, by calling 1-877-665-1287 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov and also may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may also obtain the Form N-Q by visiting the Fund’s website at www.highlandfunds.com.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available upon request without charge by calling 1-877-665-1287.

32	Annual Report

THIS PAGE LEFT BLANK INTENTIONALLY

Highland Funds

c/o BFDS

30 Dan Road

Canton, MA 02021-2809

Highland Energy MLP Fund	Annual Report, September 30, 2014

www.highlandfunds.com	HLC-MLP-AR-09/14

Item 2. Code of Ethics.

(a) The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or third party.

(b) Not applicable.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or third party, and that relates to any element of the code of ethics description.

(d) The Registrant has not granted any waiver, including any implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e) Not applicable.

(f) The Registrant’s code of ethics that applies to the Registrant’s principal executive officer, principle financial officer, principal accounting officer or controller, or persons performing similar functions is filed herewith as Exhibit (a)(1)

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees (the “Board”) has determined that Bryan A. Ward, a member of the Audit Committee of the Board (the “Audit Committee”), is an audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”). Mr. Ward is “independent” as defined by the SEC for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a) The aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $341,400 for the fiscal year ended September 30, 2013 and $362,100 for the fiscal year ended September 30, 2014.

Audit-Related Fees

(b) The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item are $85,400 for the fiscal year ended September 30, 2013 and $85,400 for the fiscal year ended September 30, 2014. Services related to semi-annual and valuation work.

Tax Fees

(c) The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for the fiscal year ended September 30, 2013 and $0 for the fiscal year ended September 30, 2014.

All Other Fees

(d) The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for the fiscal year ended September 30, 2013 and $0 for the fiscal year ended September 30, 2014.

(e)(1) Disclose the Audit Committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee shall:

(a)

have direct responsibility for the appointment, compensation, retention and oversight of a Fund’s independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors; and

(b)

review and pre-approve (including associated fees) all audit and other services to be provided by the independent auditors to a Fund and all non-audit services to be provided by the independent auditors to a Fund’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser (an “Adviser Affiliate”) that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of a Fund; and

(c)	establish, to the extent permitted by law and deemed appropriate by the Audit Committee, detailed pre-approval policies and procedures for such services; and

(d)

to review and consider whether the independent auditors’ provision of any non-audit services to a Fund, a Fund’s investment adviser or an Adviser Affiliate not pre-approved by the Audit Committee are compatible with maintaining the independence of the independent auditors.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	100%

(c)	100%

(d)	100%

(f) The percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant was $0 for the fiscal year ended September 30, 2013 and $0 for the fiscal year ended September 30, 2014.

(h) The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HIGHLAND FUNDS II

By (Signature and Title):	/s/ Ethan Powell
Ethan Powell
Executive Vice President and Principal Executive Officer
(Principal Executive Officer)

Date:     December 8, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Ethan Powell
Ethan Powell
Executive Vice President and Principal Executive Officer
(Principal Executive Officer)

Date:     December 8, 2014

By (Signature and Title):	/s/ Brian Mitts
Brian Mitts
Chief Financial Officer and Treasurer
(Principal Financial Officer)

Date:     December 8, 2014